UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21781
Pioneer Series Trust IV
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 742-7825
Date of fiscal year end:
July 31
Date of reporting period:
July 31, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Pioneer Securitized Income Fund
Class A / SIFFX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Securitized Income Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$95	0.90%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class A shares at NAV returned 11.88%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.10%. The performance benchmark, the Bloomberg U.S. Securitized MBS/ABS/CMBS Index, returned 5.07% over the period.
  The Fund’s returns relative to the performance benchmark benefited from allocations to non-agency mortgage-backed securities (RMBS), collateralized loan obligations (CLO), asset-backed securities, U.S. government agency mortgage-backed securities, and commercial mortgage-backed securities (CMBS).
  Both sector allocation and security selection contributed to the Fund’s returns relative to the performance benchmark.
  Residential mortgage credit generated positive returns for the year and was the strongest performing sector as US housing prices remained resilient despite still-elevated mortgage rates. The portfolio’s allocation to residential credit-risk-transfer securities was the strongest contributing subsector.
  Asset-backed securities (ABS) were an overall contributor to total return and relative returns versus the performance benchmark for the year led by a strong showing from the portfolio’s auto ABS exposure. As corporate spreads tightened during the year, so did auto ABS spreads. The elevated short-end of the yield curve benefited many of the ABS subsector’s short duration exposure.
  The portfolio’s exposure to CMBS contributed over the year to returns relative to the performance benchmark, with the securities’ high coupons and discount prices leading to gains despite broadly waning investor appetite for CMBS securities with any collateral tied to retail or office.
  The only notable detractor from performance was the Fund's U.S. Treasury futures (derivatives held in the Fund to hedge against interest rate risk) which decreased in value as rates rallied during the period.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Securitized MBS/ABS/CMBS Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class A (with sales charge)	6.85%	3.66%
Class A (without sales charge)	11.88%	5.23%
Bloomberg U.S. Aggregate Bond Index	5.10%	(2.26)%
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	5.07%	(1.95)%
*	Performance of Class A shares shown in the graph above is from the inception of Class A shares on 7/2/21 through 7/31/24. Index information shown in the graph above is from 7/31/21 through 7/31/24.
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$86,676,905%
Total number of portfolio holdings	194^^
Total advisory fee paid	$4,736
Portfolio turnover rate	30%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of July 31, 2024)*
Asset Backed Securities	38.6%
Collateralized Mortgage Obligations	33.1%
U.S. Government and Agency Obligations	17.4%
Commercial Mortgage-Backed Securities	10.8%
Corporate Bonds	0.1%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33927-00-A-0924

Pioneer Securitized Income Fund
Class Y / SYFFX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Securitized Income Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$69	0.65%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class Y shares at NAV returned 12.16%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.10%. The performance benchmark, the Bloomberg U.S. Securitized MBS/ABS/CMBS Index, returned 5.07% over the period.
  The Fund’s returns relative to the performance benchmark benefited from allocations to non-agency mortgage-backed securities (RMBS), collateralized loan obligations (CLO), asset-backed securities, U.S. government agency mortgage-backed securities, and commercial mortgage-backed securities (CMBS).
  Both sector allocation and security selection contributed to the Fund’s returns relative to the performance benchmark.
  Residential mortgage credit generated positive returns for the year and was the strongest performing sector as US housing prices remained resilient despite still-elevated mortgage rates. The portfolio’s allocation to residential credit-risk-transfer securities was the strongest contributing subsector.
  Asset-backed securities (ABS) were an overall contributor to total return and relative returns versus the performance benchmark for the year led by a strong showing from the portfolio’s auto ABS exposure. As corporate spreads tightened during the year, so did auto ABS spreads. The elevated short-end of the yield curve benefited many of the ABS subsector’s short duration exposure.
  The portfolio’s exposure to CMBS contributed over the year to returns relative to the performance benchmark, with the securities’ high coupons and discount prices leading to gains despite broadly waning investor appetite for CMBS securities with any collateral tied to retail or office.
  The only notable detractor from performance was the Fund's U.S. Treasury futures (derivatives held in the Fund to hedge against interest rate risk) which decreased in value as rates rallied during the period.
Fund Performance
The line graph below shows the change in value of a $5 Million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Securitized MBS/ABS/CMBS Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class Y	12.16%	6.01%
Bloomberg U.S. Aggregate Bond Index	5.10%	(0.26)%
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	5.07%	(0.51)%
*	Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 12/10/19 through 7/31/24. Index information shown in the graph above is from 12/31/19 through 7/31/24.
The Fund acquired the assets and liabilities of Pioneer Securitized Income Fund (the “Predecessor Fund”) on June 30, 2021 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of the common shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$86,676,905%
Total number of portfolio holdings	194^^
Total advisory fee paid	$4,736
Portfolio turnover rate	30%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of July 31, 2024)*
Asset Backed Securities	38.6%
Collateralized Mortgage Obligations	33.1%
U.S. Government and Agency Obligations	17.4%
Commercial Mortgage-Backed Securities	10.8%
Corporate Bonds	0.1%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33928-00-Y-0924

Pioneer Multi-Asset Income Fund
Class A / PMAIX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Multi-Asset Income Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$88	0.83%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class A shares at NAV returned 11.56%. For the same period, the Fund’s broad-based benchmarks, the MSCI All Country World NR Index (MSCI ACWI) and the Bloomberg U.S. Aggregate Bond Index, returned 17.02% and 5.10%, respectively. The performance benchmark, a blended benchmark (35% MSCI All Country World NR Index and 65% Bloomberg U.S. Aggregate Bond Index), returned 9.22% over the period.
  Security selection and sector allocation both contributed positively to benchmark relative performance in the period, mainly due to positions in several international bank stocks as well as individual opportunities in industrials, energy, and information technology stocks. Fixed income selection and allocations to U.S. Treasury securities, securitized investments, and investment grade corporate bonds also contributed positively to benchmark relative performance.
  The largest detractor from performance were positions in index futures, as a result of the positive performance of the equity markets during the period. The Fund maintains a significant position in equity-linked notes. The Fund holds positions in index futures in an effort to reduce risk associated with the equity-linked notes. Within fixed income, the Fund's overweight allocation to U.S. government agency bonds detracted from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the MSCI All Country World NR Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (65% MSCI All Country World NR Index and 35% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	6.57%	6.98%	5.35%
Class A (without sales charge)	11.56%	7.98%	5.84%
MSCI All Country World NR Index	17.02%	11.05%	8.74%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
35% MSCI All Country World NR Index / 65% Bloomberg U.S. Aggregate Bond Index	9.22%	4.13%	4.27%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$3,623,720,285%
Total number of portfolio holdings	491^^
Total advisory fee paid	$13,905,080
Portfolio turnover rate	62%
^^	Excluding short‑term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Financials	27.3%
U.S. Government	12.2%
Energy	10.3%
Information Technology	9.8%
Basic Materials	7.8%
Health Care	6.3%
Consumer Discretionary	4.6%
Industrials	4.6%
Mortgage Securities	3.9%
Asset Backed Securities	2.8%
Utilities	2.6%
Communication Services	2.6%
Consumer, Cyclical	1.3%
Consumer, Non-cyclical	1.2%
Consumer Staples	1.2%
Foreign Government	1.0%
Closed-End Funds	0.3%
Real Estate	0.2%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33922-00-A-0924

Pioneer Multi-Asset Income Fund
Class C / PMACX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Multi-Asset Income Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$169	1.60%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class C shares at NAV returned 10.64%. For the same period, the Fund’s broad-based benchmarks, the MSCI All Country World NR Index (MSCI ACWI) and the Bloomberg U.S. Aggregate Bond Index, returned 17.02% and 5.10%, respectively. The performance benchmark, a blended benchmark (35% MSCI All Country World NR Index and 65% Bloomberg U.S. Aggregate Bond Index), returned 9.22% over the period.
  Security selection and sector allocation both contributed positively to benchmark relative performance in the period, mainly due to positions in several international bank stocks as well as individual opportunities in industrials, energy, and information technology stocks. Fixed income selection and allocations to U.S. Treasury securities, securitized investments, and investment grade corporate bonds also contributed positively to benchmark relative performance.
  The largest detractor from performance were positions in index futures, as a result of the positive performance of the equity markets during the period. The Fund maintains a significant position in equity-linked notes. The Fund holds positions in index futures in an effort to reduce risk associated with the equity-linked notes. Within fixed income, the Fund's overweight allocation to U.S. government agency bonds detracted from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the MSCI All Country World NR Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (65% MSCI All Country World NR Index and 35% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	9.64%	7.14%	4.99%
Class C (without contingent deferred sales charge)	10.64%	7.14%	4.99%
MSCI All Country World NR Index	17.02%	11.05%	8.74%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
35% MSCI All Country World NR Index / 65% Bloomberg U.S. Aggregate Bond Index	9.22%	4.13%	4.27%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$3,623,720,285%
Total number of portfolio holdings	491^^
Total advisory fee paid	$13,905,080
Portfolio turnover rate	62%
^^	Excluding short‑term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Financials	27.3%
U.S. Government	12.2%
Energy	10.3%
Information Technology	9.8%
Basic Materials	7.8%
Health Care	6.3%
Consumer Discretionary	4.6%
Industrials	4.6%
Mortgage Securities	3.9%
Asset Backed Securities	2.8%
Utilities	2.6%
Communication Services	2.6%
Consumer, Cyclical	1.3%
Consumer, Non-cyclical	1.2%
Consumer Staples	1.2%
Foreign Government	1.0%
Closed-End Funds	0.3%
Real Estate	0.2%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33923-00-C-0924

Pioneer Multi-Asset Income Fund
Class K / PMFKX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Multi-Asset Income Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$57	0.54%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class K shares at NAV returned 11.84%. For the same period, the Fund’s broad-based benchmarks, the MSCI All Country World NR Index (MSCI ACWI) and the Bloomberg U.S. Aggregate Bond Index, returned 17.02% and 5.10%, respectively. The performance benchmark, a blended benchmark (35% MSCI All Country World NR Index and 65% Bloomberg U.S. Aggregate Bond Index), returned 9.22% over the period.
  Security selection and sector allocation both contributed positively to benchmark relative performance in the period, mainly due to positions in several international bank stocks as well as individual opportunities in industrials, energy, and information technology stocks. Fixed income selection and allocations to U.S. Treasury securities, securitized investments, and investment grade corporate bonds also contributed positively to benchmark relative performance.
  The largest detractor from performance were positions in index futures, as a result of the positive performance of the equity markets during the period. The Fund maintains a significant position in equity-linked notes. The Fund holds positions in index futures in an effort to reduce risk associated with the equity-linked notes. Within fixed income, the Fund's overweight allocation to U.S. government agency bonds detracted from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $5 Million investment made in Class K shares of the Fund during the periods shown, compared to that of the MSCI All Country World NR Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (65% MSCI All Country World NR Index and 35% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class K	11.84%	8.21%	6.40%
MSCI All Country World NR Index	17.02%	11.05%	8.74%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
35% MSCI All Country World NR Index / 65% Bloomberg U.S. Aggregate Bond Index	9.22%	4.13%	4.27%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2014, would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$3,623,720,285%
Total number of portfolio holdings	491^^
Total advisory fee paid	$13,905,080
Portfolio turnover rate	62%
^^	Excluding short‑term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Financials	27.3%
U.S. Government	12.2%
Energy	10.3%
Information Technology	9.8%
Basic Materials	7.8%
Health Care	6.3%
Consumer Discretionary	4.6%
Industrials	4.6%
Mortgage Securities	3.9%
Asset Backed Securities	2.8%
Utilities	2.6%
Communication Services	2.6%
Consumer, Cyclical	1.3%
Consumer, Non-cyclical	1.2%
Consumer Staples	1.2%
Foreign Government	1.0%
Closed-End Funds	0.3%
Real Estate	0.2%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33924-00-K-0924

Pioneer Multi-Asset Income Fund
Class R / PMFRX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Multi-Asset Income Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$122	1.16%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class R shares at NAV returned 11.10%. For the same period, the Fund’s broad-based benchmarks, the MSCI All Country World NR Index (MSCI ACWI) and the Bloomberg U.S. Aggregate Bond Index, returned 17.02% and 5.10%, respectively. The performance benchmark, a blended benchmark (35% MSCI All Country World NR Index and 65% Bloomberg U.S. Aggregate Bond Index), returned 9.22% over the period.
  Security selection and sector allocation both contributed positively to benchmark relative performance in the period, mainly due to positions in several international bank stocks as well as individual opportunities in industrials, energy, and information technology stocks. Fixed income selection and allocations to U.S. Treasury securities, securitized investments, and investment grade corporate bonds also contributed positively to benchmark relative performance.
  The largest detractor from performance were positions in index futures, as a result of the positive performance of the equity markets during the period. The Fund maintains a significant position in equity-linked notes. The Fund holds positions in index futures in an effort to reduce risk associated with the equity-linked notes. Within fixed income, the Fund's overweight allocation to U.S. government agency bonds detracted from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class R shares of the Fund during the periods shown, compared to that of the MSCI All Country World NR Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (65% MSCI All Country World NR Index and 35% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class R	11.10%	7.35%	5.32%
MSCI All Country World NR Index	17.02%	11.05%	8.74%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
35% MSCI All Country World NR Index / 65% Bloomberg U.S. Aggregate Bond Index	9.22%	4.13%	4.27%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$3,623,720,285%
Total number of portfolio holdings	491^^
Total advisory fee paid	$13,905,080
Portfolio turnover rate	62%
^^	Excluding short‑term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Financials	27.3%
U.S. Government	12.2%
Energy	10.3%
Information Technology	9.8%
Basic Materials	7.8%
Health Care	6.3%
Consumer Discretionary	4.6%
Industrials	4.6%
Mortgage Securities	3.9%
Asset Backed Securities	2.8%
Utilities	2.6%
Communication Services	2.6%
Consumer, Cyclical	1.3%
Consumer, Non-cyclical	1.2%
Consumer Staples	1.2%
Foreign Government	1.0%
Closed-End Funds	0.3%
Real Estate	0.2%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33925-00-R-0924

Pioneer Multi-Asset Income Fund
Class Y / PMFYX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Multi-Asset Income Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$68	0.64%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class Y shares at NAV returned 11.80%. For the same period, the Fund’s broad-based benchmarks, the MSCI All Country World NR Index (MSCI ACWI) and the Bloomberg U.S. Aggregate Bond Index, returned 17.02% and 5.10%, respectively. The performance benchmark, a blended benchmark (35% MSCI All Country World NR Index and 65% Bloomberg U.S. Aggregate Bond Index), returned 9.22% over the period.
  Security selection and sector allocation both contributed positively to benchmark relative performance in the period, mainly due to positions in several international bank stocks as well as individual opportunities in industrials, energy, and information technology stocks. Fixed income selection and allocations to U.S. Treasury securities, securitized investments, and investment grade corporate bonds also contributed positively to benchmark relative performance.
  The largest detractor from performance were positions in index futures, as a result of the positive performance of the equity markets during the period. The Fund maintains a significant position in equity-linked notes. The Fund holds positions in index futures in an effort to reduce risk associated with the equity-linked notes. Within fixed income, the Fund's overweight allocation to U.S. government agency bonds detracted from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $5 Million investment made in Class Y shares of the Fund during the periods shown, compared to that of the MSCI All Country World NR Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (65% MSCI All Country World NR Index and 35% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	11.80%	8.16%	6.03%
MSCI All Country World NR Index	17.02%	11.05%	8.74%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
35% MSCI All Country World NR Index / 65% Bloomberg U.S. Aggregate Bond Index	9.22%	4.13%	4.27%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$3,623,720,285%
Total number of portfolio holdings	491^^
Total advisory fee paid	$13,905,080
Portfolio turnover rate	62%
^^	Excluding short‑term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Financials	27.3%
U.S. Government	12.2%
Energy	10.3%
Information Technology	9.8%
Basic Materials	7.8%
Health Care	6.3%
Consumer Discretionary	4.6%
Industrials	4.6%
Mortgage Securities	3.9%
Asset Backed Securities	2.8%
Utilities	2.6%
Communication Services	2.6%
Consumer, Cyclical	1.3%
Consumer, Non-cyclical	1.2%
Consumer Staples	1.2%
Foreign Government	1.0%
Closed-End Funds	0.3%
Real Estate	0.2%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33926-00-Y-0924

Pioneer Balanced ESG Fund
Class A / AOBLX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Balanced ESG Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$99	0.93%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class A shares at NAV returned 12.85%. For the same period, the Fund’s broad-based benchmarks, the Standard & Poor's 500 (S&P 500) Total Return Index and the Bloomberg U.S. Aggregate Bond Index, returned 22.15% and 5.10%, respectively. The performance benchmark, a blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index), returned 15.16% over the period.
  Security selection in the equity portfolio was the primary detractor from benchmark relative performance in the period, mainly due to weaker relative selection in the information technology sector. An overweight to Asset Backed Securities and Collateralized Mortgage Obligations also detracted from relative returns.
  Sector allocation decisions contributed to Fund performance overall due to an underweight to U.S. Treasury Securities and U.S. Government Agency-issued Mortgage-Backed Securities. Additionally, security selection in corporate bonds was additive to relative returns.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	7.76%	6.67%	6.76%
Class A (without sales charge)	12.85%	7.66%	7.25%
S&P 500 Total Return Index	22.15%	15.00%	13.15%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
60% S&P 500 Total Return Index / 40% Bloomberg U.S. Aggregate Bond Index	15.16%	9.16%	8.66%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$426,709,956%
Total number of portfolio holdings	678^^
Total advisory fee paid	$2,043,303
Portfolio turnover rate	33%
^^	Excluding short-term investments, TBA sale commitments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Information Technology	17.7%
U.S. Government	17.0%
Financials	14.1%
Health Care	9.6%
Industrials	8.0%
Communication Services	6.7%
Energy	4.5%
Basic Materials	4.0%
Mortgage Securities	3.9%
Consumer Discretionary	3.5%
Consumer Staples	3.0%
Asset Backed Securities	2.9%
Real Estate	1.5%
Consumer, Cyclical	1.2%
Consumer, Non-cyclical	0.9%
Utilities	0.9%
Affiliated Closed-End Fund∞	0.3%
Foreign Government	0.2%
Government	0.1%
*	As a percentage of total investments excluding short‑term investments, TBA sale commitments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33917-00-A-0924

Pioneer Balanced ESG Fund
Class C / PCBCX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Balanced ESG Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$178	1.68%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class C shares at NAV returned 11.95%. For the same period, the Fund’s broad-based benchmarks, the Standard & Poor's 500 (S&P 500) Total Return Index and the Bloomberg U.S. Aggregate Bond Index, returned 22.15% and 5.10%, respectively. The performance benchmark, a blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index), returned 15.16% over the period.
  Security selection in the equity portfolio was the primary detractor from benchmark relative performance in the period, mainly due to weaker relative selection in the information technology sector. An overweight to Asset Backed Securities and Collateralized Mortgage Obligations also detracted from relative returns.
  Sector allocation decisions contributed to Fund performance overall due to an underweight to U.S. Treasury Securities and U.S. Government Agency-issued Mortgage-Backed Securities. Additionally, security selection in corporate bonds was additive to relative returns.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	10.95%	6.84%	6.45%
Class C (without contingent deferred sales charge)	11.95%	6.84%	6.45%
S&P 500 Total Return Index	22.15%	15.00%	13.15%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
60% S&P 500 Total Return Index / 40% Bloomberg U.S. Aggregate Bond Index	15.16%	9.16%	8.66%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$426,709,956%
Total number of portfolio holdings	678^^
Total advisory fee paid	$2,043,303
Portfolio turnover rate	33%
^^	Excluding short-term investments, TBA sale commitments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Information Technology	17.7%
U.S. Government	17.0%
Financials	14.1%
Health Care	9.6%
Industrials	8.0%
Communication Services	6.7%
Energy	4.5%
Basic Materials	4.0%
Mortgage Securities	3.9%
Consumer Discretionary	3.5%
Consumer Staples	3.0%
Asset Backed Securities	2.9%
Real Estate	1.5%
Consumer, Cyclical	1.2%
Consumer, Non-cyclical	0.9%
Utilities	0.9%
Affiliated Closed-End Fund∞	0.3%
Foreign Government	0.2%
Government	0.1%
*	As a percentage of total investments excluding short‑term investments, TBA sale commitments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33918-00-C-0924

Pioneer Balanced ESG Fund
Class K / PCBKX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Balanced ESG Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$66	0.62%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class K shares at NAV returned 13.19%. For the same period, the Fund’s broad-based benchmarks, the Standard & Poor's 500 (S&P 500) Total Return Index and the Bloomberg U.S. Aggregate Bond Index, returned 22.15% and 5.10%, respectively. The performance benchmark, a blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index), returned 15.16% over the period.
  Security selection in the equity portfolio was the primary detractor from benchmark relative performance in the period, mainly due to weaker relative selection in the information technology sector. An overweight to Asset Backed Securities and Collateralized Mortgage Obligations also detracted from relative returns.
  Sector allocation decisions contributed to Fund performance overall due to an underweight to U.S. Treasury Securities and U.S. Government Agency-issued Mortgage-Backed Securities. Additionally, security selection in corporate bonds was additive to relative returns.
Fund Performance
The line graph below shows the change in value of a $5 Million investment made in Class K shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class K	13.19%	7.98%	7.51%
S&P 500 Total Return Index	22.15%	15.00%	13.15%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
60% S&P 500 Total Return Index / 40% Bloomberg U.S. Aggregate Bond Index	15.16%	9.16%	8.66%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$426,709,956%
Total number of portfolio holdings	678^^
Total advisory fee paid	$2,043,303
Portfolio turnover rate	33%
^^	Excluding short-term investments, TBA sale commitments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Information Technology	17.7%
U.S. Government	17.0%
Financials	14.1%
Health Care	9.6%
Industrials	8.0%
Communication Services	6.7%
Energy	4.5%
Basic Materials	4.0%
Mortgage Securities	3.9%
Consumer Discretionary	3.5%
Consumer Staples	3.0%
Asset Backed Securities	2.9%
Real Estate	1.5%
Consumer, Cyclical	1.2%
Consumer, Non-cyclical	0.9%
Utilities	0.9%
Affiliated Closed-End Fund∞	0.3%
Foreign Government	0.2%
Government	0.1%
*	As a percentage of total investments excluding short‑term investments, TBA sale commitments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33919-00-K-0924

Pioneer Balanced ESG Fund
Class R / CBPRX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Balanced ESG Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$136	1.28%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class R shares at NAV returned 12.43%. For the same period, the Fund’s broad-based benchmarks, the Standard & Poor's 500 (S&P 500) Total Return Index and the Bloomberg U.S. Aggregate Bond Index, returned 22.15% and 5.10%, respectively. The performance benchmark, a blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index), returned 15.16% over the period.
  Security selection in the equity portfolio was the primary detractor from benchmark relative performance in the period, mainly due to weaker relative selection in the information technology sector. An overweight to Asset Backed Securities and Collateralized Mortgage Obligations also detracted from relative returns.
  Sector allocation decisions contributed to Fund performance overall due to an underweight to U.S. Treasury Securities and U.S. Government Agency-issued Mortgage-Backed Securities. Additionally, security selection in corporate bonds was additive to relative returns.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class R shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class R	12.43%	7.33%	7.01%
S&P 500 Total Return Index	22.15%	15.00%	13.15%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
60% S&P 500 Total Return Index / 40% Bloomberg U.S. Aggregate Bond Index	15.16%	9.16%	8.66%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$426,709,956%
Total number of portfolio holdings	678^^
Total advisory fee paid	$2,043,303
Portfolio turnover rate	33%
^^	Excluding short-term investments, TBA sale commitments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Information Technology	17.7%
U.S. Government	17.0%
Financials	14.1%
Health Care	9.6%
Industrials	8.0%
Communication Services	6.7%
Energy	4.5%
Basic Materials	4.0%
Mortgage Securities	3.9%
Consumer Discretionary	3.5%
Consumer Staples	3.0%
Asset Backed Securities	2.9%
Real Estate	1.5%
Consumer, Cyclical	1.2%
Consumer, Non-cyclical	0.9%
Utilities	0.9%
Affiliated Closed-End Fund∞	0.3%
Foreign Government	0.2%
Government	0.1%
*	As a percentage of total investments excluding short‑term investments, TBA sale commitments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33920-00-R-0924

Pioneer Balanced ESG Fund
Class Y / AYBLX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Pioneer Balanced ESG Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$77	0.72%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class Y shares at NAV returned 13.03%. For the same period, the Fund’s broad-based benchmarks, the Standard & Poor's 500 (S&P 500) Total Return Index and the Bloomberg U.S. Aggregate Bond Index, returned 22.15% and 5.10%, respectively. The performance benchmark, a blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index), returned 15.16% over the period.
  Security selection in the equity portfolio was the primary detractor from benchmark relative performance in the period, mainly due to weaker relative selection in the information technology sector. An overweight to Asset Backed Securities and Collateralized Mortgage Obligations also detracted from relative returns.
  Sector allocation decisions contributed to Fund performance overall due to an underweight to U.S. Treasury Securities and U.S. Government Agency-issued Mortgage-Backed Securities. Additionally, security selection in corporate bonds was additive to relative returns.
Fund Performance
The line graph below shows the change in value of a $5 Million investment made in Class Y shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Index, and the blended benchmark (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Aggregate Bond Index).
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	13.03%	7.98%	7.55%
S&P 500 Total Return Index	22.15%	15.00%	13.15%
Bloomberg U.S. Aggregate Bond Index	5.10%	0.19%	1.61%
60% S&P 500 Total Return Index / 40% Bloomberg U.S. Aggregate Bond Index	15.16%	9.16%	8.66%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$426,709,956%
Total number of portfolio holdings	678^^
Total advisory fee paid	$2,043,303
Portfolio turnover rate	33%
^^	Excluding short-term investments, TBA sale commitments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of July 31, 2024)*
Information Technology	17.7%
U.S. Government	17.0%
Financials	14.1%
Health Care	9.6%
Industrials	8.0%
Communication Services	6.7%
Energy	4.5%
Basic Materials	4.0%
Mortgage Securities	3.9%
Consumer Discretionary	3.5%
Consumer Staples	3.0%
Asset Backed Securities	2.9%
Real Estate	1.5%
Consumer, Cyclical	1.2%
Consumer, Non-cyclical	0.9%
Utilities	0.9%
Affiliated Closed-End Fund∞	0.3%
Foreign Government	0.2%
Government	0.1%
*	As a percentage of total investments excluding short‑term investments, TBA sale commitments and all derivative contracts except for options purchased.
∞	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33921-00-Y-0924

Amundi Climate Transition Core Bond Fund
Class A / CTBAX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Amundi Climate Transition Core Bond Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$73	0.71%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class A shares at NAV returned 5.87%. For the same period, the Bloomberg U.S. Aggregate Bond Index (the "Index") returned 5.10%.
  The Fund’s benchmark relative performance benefited from allocations to commercial mortgage-backed securities, non-agency mortgage-backed securities, asset backed securities and to the financial sector, and a significant Fund underweight to U.S. Treasuries relative to the Index.
  Security selection in the financials and industrials sectors and in agency mortgage-backed securities contributed to the Fund’s benchmark relative performance.
  The Fund's average duration position of 6.8 years was long relative to the Index duration by 0.7 years, which detracted from the Fund's benchmark relative performance, as yields moved higher during the first three months of the period and, again, during the first quarter of 2024.
  The Fund’s underweight exposure to utilities relative to the Index modestly detracted from the Fund's benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class A (with sales charge)	1.10%	0.46%
Class A (without sales charge)	5.87%	3.35%
Bloomberg U.S. Aggregate Bond Index	5.10%	2.87%
*
Performance of Class A shares of the Fund shown in the graph above is from the inception of Class A shares on 12/15/22 through 7/31/24. Index information shown in the graph above is from 12/31/22 through 7/31/24.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$21,004,636%
Total number of portfolio holdings	174^^
Total advisory fee paid	$0
Portfolio turnover rate	31%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of July 31, 2024)*
Corporate Bonds	45.4%
U.S. Government and Agency Obligations	32.0%
Asset Backed Securities	6.5%
Commercial Mortgage-Backed Securities	6.4%
Foreign Government Bond	3.9%
Insurance-Linked Securities	3.5%
Collateralized Mortgage Obligations	2.2%
Senior Secured Floating Rate Loan Interests	0.1%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor the period from December 15, 2022 (commencement of operations) through July 31, 2023, and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33929-00-A-0924

Amundi Climate Transition Core Bond Fund
Class C / ACTCX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Amundi Climate Transition Core Bond Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$150	1.46%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class C shares at NAV returned 5.09%. For the same period, the Bloomberg U.S. Aggregate Bond Index (the "Index") returned 5.10%.
  The Fund’s benchmark relative performance benefited from allocations to commercial mortgage-backed securities, non-agency mortgage-backed securities, asset backed securities and to the financial sector, and a significant Fund underweight to U.S. Treasuries relative to the Index.
  Security selection in the financials and industrials sectors and in agency mortgage-backed securities contributed to the Fund’s benchmark relative performance.
  The Fund's average duration position of 6.8 years was long relative to the Index duration by 0.7 years, which detracted from the Fund's benchmark relative performance, as yields moved higher during the first three months of the period and, again, during the first quarter of 2024.
  The Fund’s underweight exposure to utilities relative to the Index modestly detracted from the Fund's benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class C (with contingent deferred sales charge)	4.09%	2.60%
Class C (without contingent deferred sales charge)	5.09%	2.60%
Bloomberg U.S. Aggregate Bond Index	5.10%	2.87%
*
Performance of Class C shares of the Fund shown in the graph above is from the inception of Class A shares on 12/15/22 through 7/31/24. Index information shown in the graph above is from 12/31/22 through 7/31/24.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$21,004,636%
Total number of portfolio holdings	174^^
Total advisory fee paid	$0
Portfolio turnover rate	31%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of July 31, 2024)*
Corporate Bonds	45.4%
U.S. Government and Agency Obligations	32.0%
Asset Backed Securities	6.5%
Commercial Mortgage-Backed Securities	6.4%
Foreign Government Bond	3.9%
Insurance-Linked Securities	3.5%
Collateralized Mortgage Obligations	2.2%
Senior Secured Floating Rate Loan Interests	0.1%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor the period from December 15, 2022 (commencement of operations) through July 31, 2023, and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33930-00-C-0924

Amundi Climate Transition Core Bond Fund
Class K / ACTKX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Amundi Climate Transition Core Bond Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$46	0.45%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class K shares at NAV returned 6.14%. For the same period, the Bloomberg U.S. Aggregate Bond Index (the "Index") returned 5.10%.
  The Fund’s benchmark relative performance benefited from allocations to commercial mortgage-backed securities, non-agency mortgage-backed securities, asset backed securities and to the financial sector, and a significant Fund underweight to U.S. Treasuries relative to the Index.
  Security selection in the financials and industrials sectors and in agency mortgage-backed securities contributed to the Fund’s benchmark relative performance.
  The Fund's average duration position of 6.8 years was long relative to the Index duration by 0.7 years, which detracted from the Fund's benchmark relative performance, as yields moved higher during the first three months of the period and, again, during the first quarter of 2024.
  The Fund’s underweight exposure to utilities relative to the Index modestly detracted from the Fund's benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $5 Million investment made in Class K shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class K	6.14%	3.61%
Bloomberg U.S. Aggregate Bond Index	5.10%	2.87%
*
Performance of Class K shares of the Fund shown in the graph above is from the inception of Class A shares on 12/15/22 through 7/31/24. Index information shown in the graph above is from 12/31/22 through 7/31/24.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$21,004,636%
Total number of portfolio holdings	174^^
Total advisory fee paid	$0
Portfolio turnover rate	31%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of July 31, 2024)*
Corporate Bonds	45.4%
U.S. Government and Agency Obligations	32.0%
Asset Backed Securities	6.5%
Commercial Mortgage-Backed Securities	6.4%
Foreign Government Bond	3.9%
Insurance-Linked Securities	3.5%
Collateralized Mortgage Obligations	2.2%
Senior Secured Floating Rate Loan Interests	0.1%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor the period from December 15, 2022 (commencement of operations) through July 31, 2023, and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33931-00-K-0924

Amundi Climate Transition Core Bond Fund
Class Y / CTCYX
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about Amundi Climate Transition Core Bond Fund (“Fund”) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$46	0.45%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended July 31, 2024, the Fund’s Class Y shares at NAV returned 6.14%. For the same period, the Bloomberg U.S. Aggregate Bond Index (the "Index") returned 5.10%.
  The Fund’s benchmark relative performance benefited from allocations to commercial mortgage-backed securities, non-agency mortgage-backed securities, asset backed securities and to the financial sector, and a significant Fund underweight to U.S. Treasuries relative to the Index.
  Security selection in the financials and industrials sectors and in agency mortgage-backed securities contributed to the Fund’s benchmark relative performance.
  The Fund's average duration position of 6.8 years was long relative to the Index duration by 0.7 years, which detracted from the Fund's benchmark relative performance, as yields moved higher during the first three months of the period and, again, during the first quarter of 2024.
  The Fund’s underweight exposure to utilities relative to the Index modestly detracted from the Fund's benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $5 Million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class Y	6.14%	3.61%
Bloomberg U.S. Aggregate Bond Index	5.10%	2.87%
*
Performance of Class Y shares of the Fund shown in the graph above is from the inception of Class A shares on 12/15/22 through 7/31/24. Index information shown in the graph above is from 12/31/22 through 7/31/24.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of July 31, 2024)
Fund net assets	$21,004,636%
Total number of portfolio holdings	174^^
Total advisory fee paid	$0
Portfolio turnover rate	31%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of July 31, 2024)*
Corporate Bonds	45.4%
U.S. Government and Agency Obligations	32.0%
Asset Backed Securities	6.5%
Commercial Mortgage-Backed Securities	6.4%
Foreign Government Bond	3.9%
Insurance-Linked Securities	3.5%
Collateralized Mortgage Obligations	2.2%
Senior Secured Floating Rate Loan Interests	0.1%
*	As a percentage of total investments excluding short‑term investments and all derivative contracts except for options purchased.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 1, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor the period from December 15, 2022 (commencement of operations) through July 31, 2023, and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33932-00-Y-0924

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)   (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $219,500 billed by Deloitte & Touche LLP for the year ended July 31, 2024 and $219,520 billed by Ernst & Young LLP for the year ended July 31, 2023.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $0 billed by Deloitte & Touche LLP and $2,886 billed by Ernst & Young for the year ended July 31, 2024 and $14,991 billed by Ernst & Young LLP for the year ended July 31, 2023.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The aggregate non-audit fees for the Trust were billed by Deloitte & Touche LLP for tax services of $45,500 and $45,403 by Ernst & Young LLP for during the fiscal years ended July 31, 2024 and 2023, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2024 or 2023.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31, 2024 and 2023, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were billed by Deloitte & Touche LLP for tax services of $45,500 and $45,403 by Ernst & Young LLP for during the fiscal years ended July 31, 2024 and 2023, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 7

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Pioneer Securitized Income Fund
Annual Report  |  July 31, 2024

A: SIFFX	Y: SYFFX

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Pioneer Securitized Income Fund | Annual Report | 7/31/241

Schedule of Investments  |  7/31/24
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 108.6%
	Asset Backed Securities — 41.9% of Net Assets
259,535	ACM Auto Trust, Series 2024-1A, Class A, 7.71%, 1/21/31 (144A)	$ 260,298
360,000	Affirm Asset Securitization Trust, Series 2023-A, Class B, 7.18%, 1/18/28 (144A)	361,905
561,462	Ally Bank Auto Credit-Linked Notes, Series 2024-A, Class G, 12.748%, 5/17/32 (144A)	567,840
400,000	Amur Equipment Finance Receivables XIV LLC, Series 2024-2A, Class E, 8.88%, 10/20/32 (144A)	400,575
550,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class D, 5.83%, 1/18/28 (144A)	538,067
400,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class D, 7.38%, 9/17/29 (144A)	372,101
200,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	194,060
125,000	Auxilior Term Funding LLC, Series 2023-1A, Class D, 7.27%, 12/16/30 (144A)	129,040
200,000	Auxilior Term Funding LLC, Series 2023-1A, Class E, 10.97%, 12/15/32 (144A)	204,247
350,000	Avid Automobile Receivables Trust, Series 2021-1, Class F, 5.16%, 10/16/28 (144A)	334,567
186,769(a)	Bayview Opportunity Master Fund VII LLC, Series 2024-EDU1, Class D, 8.097% (SOFR30A + 275 bps), 6/25/47 (144A)	188,772
444,819	Bayview Opportunity Master Fund VII Trust, Series 2024-CAR1F, Class A, 6.971%, 7/29/32 (144A)	447,259
235,000	BHG Securitization Trust, Series 2023-A, Class B, 6.35%, 4/17/36 (144A)	237,923
150,000	BHG Securitization Trust, Series 2023-B, Class C, 8.15%, 12/17/36 (144A)	157,581
250,000	BHG Securitization Trust, Series 2024-1CON, Class C, 6.86%, 4/17/35 (144A)	253,300
402,011	Blackbird Capital II Aircraft Lease, Ltd., Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	359,639
734,507	Carvana Auto Receivables Trust, Series 2022-N1, Class D, 4.13%, 12/11/28 (144A)	720,689
200,000(b)	CFMT LLC, Series 2023-HB12, Class M3, 4.25%, 4/25/33 (144A)	181,327
600,000(b)	CFMT LLC, Series 2024-HB13, Class M3, 3.00%, 5/25/34 (144A)	503,544
44,673	Conn's Receivables Funding LLC, Series 2024-A, Class A, 7.05%, 1/16/29 (144A)	44,460
200,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	205,466
The accompanying notes are an integral part of these financial statements.
2Pioneer Securitized Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
400,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	$ 395,504
1,070,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class E, 5.02%, 10/15/29 (144A)	1,024,425
200,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class D, 7.40%, 2/15/29	205,196
1,105,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class E, 11.61%, 6/17/30 (144A)	1,220,794
1,393,000	Exeter Automobile Receivables Trust, Series 2024-3A, Class E, 7.84%, 10/15/31 (144A)	1,406,626
1,480,000	Exeter Automobile Receivables Trust, Series 2024-4A, Class E, 7.65%, 2/17/32 (144A)	1,484,549
173,405(b)	FIGRE Trust, Series 2023-HE3, Class A, 6.436%, 11/25/53 (144A)	177,402
1,290,000(b)	FIGRE Trust, Series 2024-HE3, Class A, 5.937%, 7/25/54 (144A)	1,296,450
500,000	First Investors Auto Owner Trust, Series 2021-1A, Class F, 5.37%, 4/17/28 (144A)	484,790
175,000	GLS Auto Receivables Issuer Trust, Series 2023-1A, Class D, 7.01%, 1/16/29 (144A)	179,385
65,000	GLS Auto Receivables Issuer Trust, Series 2023-2A, Class D, 6.31%, 3/15/29 (144A)	65,834
350,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.18%, 8/15/29 (144A)	364,558
205,000	GLS Auto Receivables Issuer Trust, Series 2024-2A, Class D, 6.19%, 2/15/30 (144A)	209,400
1,170,000	GLS Auto Receivables Issuer Trust, Series 2024-2A, Class E, 7.98%, 5/15/31 (144A)	1,197,560
1,270,000	GLS Auto Select Receivables Trust, Series 2024-1A, Class D, 6.43%, 1/15/31 (144A)	1,300,501
250,000(a)	Golub Capital Partners Short Duration, Series 2022-1A, Class DR, 9.945% (3 Month Term SOFR + 460 bps), 7/25/33 (144A)	249,041
294,667	Hilton Grand Vacations Trust, Series 2024-2A, Class D, 6.91%, 3/25/38 (144A)	299,610
200,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%, 8/20/51 (144A)	150,635
320,455	Home Partners of America Trust, Series 2019-1, Class E, 3.604%, 9/17/39 (144A)	298,376
232,501(a)	Huntington Bank Auto Credit-Linked Notes Series, Series 2024-1, Class C, 8.494% (SOFR30A + 315 bps), 5/20/32 (144A)	233,001
300,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 12.965% (3 Month Term SOFR + 770 bps), 4/29/34 (144A)	266,747
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/243

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
349,477(a)	JP Morgan Mortgage Trust, Series 2023-HE2, Class A1, 7.044% (SOFR30A + 170 bps), 3/25/54 (144A)	$ 352,371
600,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%, 12/26/28 (144A)	596,133
565,000(a)	Kinetic Advantage Master Owner Trust, Series 2024-1A, Class A, 7.987% (SOFR30A + 265 bps), 11/15/27 (144A)	566,555
400,000	Lendbuzz Securitization Trust, Series 2024-2A, Class B, 6.52%, 7/16/29 (144A)	407,907
58,559	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	58,559
250,000(a)	Madison Park Funding XLV, Ltd., Series 2020-45A, Class ER, 11.913% (3 Month Term SOFR + 661 bps), 7/15/34 (144A)	250,387
380,000	Mercury Financial Credit Card Master Trust, Series 2024-2A, Class B, 7.43%, 7/20/29 (144A)	384,488
500,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.69%, 11/15/28 (144A)	506,689
35,602(a)	Newtek Small Business Loan Trust, Series 2018-1, Class A, 7.95% (PRIME - 55 bps), 2/25/44 (144A)	35,363
125,672(a)	Newtek Small Business Loan Trust, Series 2019-1, Class B, 8.75% (PRIME + 25 bps), 12/25/44 (144A)	124,429
414,723(a)	Newtek Small Business Loan Trust, Series 2022-1, Class A, 7.80% (PRIME - 70 bps), 10/25/49 (144A)	411,992
210,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	210,104
150,000	NMEF Funding LLC, Series 2023-A, Class C, 8.04%, 6/17/30 (144A)	150,920
250,000(a)	Ocean Trails CLO IX, Series 2020-9A, Class ER, 13.013% (3 Month Term SOFR + 771 bps), 10/15/34 (144A)	250,959
200,000	Octane Receivables Trust, Series 2020-1A, Class D, 5.45%, 3/20/28 (144A)	199,822
410,000	Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/30 (144A)	426,338
310,000	Octane Receivables Trust, Series 2023-1A, Class D, 7.76%, 3/20/30 (144A)	324,645
105,727	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	102,737
201,425	Oxford Finance Funding LLC, Series 2022-1A, Class B, 4.096%, 2/15/30 (144A)	192,963
95,418	Pagaya AI Debt Trust, Series 2023-1, Class A, 7.556%, 7/15/30 (144A)	95,731
159,418	Pagaya AI Debt Trust, Series 2023-3, Class A, 7.60%, 12/16/30 (144A)	160,278
96,900	Pagaya AI Debt Trust, Series 2023-5, Class A, 7.179%, 4/15/31 (144A)	97,076
The accompanying notes are an integral part of these financial statements.
4Pioneer Securitized Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
400,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class E, 5.21%, 5/15/28 (144A)	$ 387,644
156,963	PEAR LLC, Series 2023-1, Class A, 7.42%, 7/15/35 (144A)	159,524
250,000	Post Road Equipment Finance LLC, Series 2024-1A, Class E, 8.50%, 12/15/31 (144A)	243,206
175,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.08%, 8/15/28 (144A)	180,205
180,000	Prestige Auto Receivables Trust, Series 2023-2A, Class D, 7.71%, 8/15/29 (144A)	187,349
200,000	Progress Residential Trust, Series 2021-SFR8, Class G, 4.005%, 10/17/38 (144A)	181,625
100,000	Progress Residential Trust, Series 2021-SFR9, Class F, 4.053%, 11/17/40 (144A)	89,883
280,000	Purchasing Power Funding LLC, Series 2024-A, Class D, 7.26%, 8/15/28 (144A)	283,372
300,000	Purchasing Power Funding LLC, Series 2024-A, Class E, 10.18%, 8/15/28 (144A)	304,803
450,000(b)+	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	45,000
366,983(b)	Saluda Grade Alternative Mortgage Trust, Series 2023-FIG4, Class A, 6.718%, 11/25/53 (144A)	375,433
650,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	694,913
650,000	Santander Bank Auto Credit-Linked Notes, Series 2023-B, Class E, 8.408%, 12/15/33 (144A)	655,314
810,000	Santander Bank Auto Credit-Linked Notes, Series 2024-A, Class F, 10.171%, 6/15/32 (144A)	818,507
700,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	696,317
100,000	Santander Drive Auto Receivables Trust, Series 2024-1, Class C, 5.45%, 3/15/30	100,757
144,000	Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/32 (144A)	142,508
560,000	SCF Equipment Leasing LLC, Series 2022-1A, Class E, 5.26%, 7/20/32 (144A)	539,682
230,000	SCF Equipment Leasing LLC, Series 2024-1A, Class D, 6.58%, 6/21/33 (144A)	235,523
400,000(a)	STAR Trust, Series 2022-SFR3, Class D, 7.879% (1 Month Term SOFR + 255 bps), 5/17/39 (144A)	397,432
360,000	Stream Innovations Issuer Trust, Series 2024-1A, Class B, 7.89%, 7/15/44 (144A)	366,548
250,000(a)	STWD, Ltd., Series 2021-SIF1, Class D, 9.463% (3 Month Term SOFR + 416 bps), 4/15/32 (144A)	249,233
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/245

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
390,000	Trafigura Securitisation Finance Plc, Series 2024-1A, Class B, 7.29%, 11/15/27 (144A)	$ 395,555
500,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class F, 5.08%, 5/15/28 (144A)	499,434
500,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	491,513
240,000	Tricolor Auto Securitization Trust, Series 2024-2A, Class D, 7.61%, 8/15/28 (144A)	243,269
500,000	Veros Auto Receivables Trust, Series 2024-1, Class C, 7.57%, 12/15/28 (144A)	508,028
763,729(c)	Vista Point Securitization Trust, Series 2024-CES1, Class A1, 6.676%, 5/25/54 (144A)	772,321
488,960	Westgate Resorts LLC, Series 2024-1A, Class D, 9.26%, 1/20/38 (144A)	491,435
330,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.79%, 11/15/28 (144A)	336,934
175,000	Westlake Automobile Receivables Trust, Series 2023-2A, Class D, 7.01%, 11/15/28 (144A)	179,155
	Total Asset Backed Securities (Cost $36,519,065)	$36,331,912

	Collateralized Mortgage Obligations—35.9% of Net Assets
460,000(b)	A&D Mortgage Trust, Series 2023-NQM4, Class B1, 8.098%, 9/25/68 (144A)	$ 461,056
206,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class B1, 9.197% (SOFR30A + 385 bps), 9/25/31 (144A)	205,998
620,000	Bravo Residential Funding Trust, 7.379%, 6/1/64 (144A)	619,998
625,376(b)	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	556,089
610,000(b)	CFMT LLC, Series 2024-HB14, Class M3, 3.00%, 6/25/34 (144A)	515,313
660,000(b)	COLT Mortgage Loan Trust, Series 2024-4, Class B1, 7.883%, 7/25/69 (144A)	662,219
1,240,000(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2B1, 8.462% (SOFR30A + 311 bps), 1/25/40 (144A)	1,276,227
720,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 11.347% (SOFR30A + 600 bps), 10/25/41 (144A)	760,500
800,000(a)	Connecticut Avenue Securities Trust, Series 2021-R03, Class 1B2, 10.847% (SOFR30A + 550 bps), 12/25/41 (144A)	837,504
1,180,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B2, 11.347% (SOFR30A + 600 bps), 12/25/41 (144A)	1,248,593
The accompanying notes are an integral part of these financial statements.
6Pioneer Securitized Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
500,000(a)	Connecticut Avenue Securities Trust, Series 2022-R05, Class 2B1, 9.847% (SOFR30A + 450 bps), 4/25/42 (144A)	$ 532,500
510,000(a)	Connecticut Avenue Securities Trust, Series 2024-R02, Class 1B1, 7.847% (SOFR30A + 250 bps), 2/25/44 (144A)	521,104
540,000(a)	Connecticut Avenue Securities Trust, Series 2024-R02, Class 1B2, 9.047% (SOFR30A + 370 bps), 2/25/44 (144A)	553,124
430,000(a)	Connecticut Avenue Securities Trust, Series 2024-R03, Class 2M2, 7.298% (SOFR30A + 195 bps), 3/25/44 (144A)	433,448
1,825,000(a)	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1B1, 7.547% (SOFR30A + 220 bps), 5/25/44 (144A)	1,840,683
1,000,000(a)	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, 6.997% (SOFR30A + 165 bps), 5/25/44 (144A)	1,003,988
220,000(a)	Connecticut Avenue Securities Trust, Series 2024-R05, Class 2B1, 7.336% (SOFR30A + 200 bps), 7/25/44 (144A)	220,034
250,000(a)	Connecticut Avenue Securities Trust, Series 2024-R05, Class 2M2, 7.036% (SOFR30A + 170 bps), 7/25/44 (144A)	250,313
290,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 9.597% (SOFR30A + 425 bps), 4/25/34 (144A)	302,183
240,000(a)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.297% (SOFR30A + 395 bps), 9/26/33 (144A)	248,898
82,057(b)	FARM 21-1 Mortgage Trust, Series 2021-1, Class B, 3.242%, 7/25/51 (144A)	59,744
183,514(b)	Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Series 2018-1, Class M, 4.75%, 5/25/57	176,684
277,161(b)	Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Series 2019-1, Class M, 4.75%, 7/25/58 (144A)	263,997
290,000(b)	Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Series 2019-2, Class M, 4.75%, 8/25/58 (144A)	276,705
303,244(b)	Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.75%, 10/25/58	291,677
1,000,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2020-HQA1, Class B2, 10.562% (SOFR30A + 521 bps), 1/25/50 (144A)	1,082,331
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/247

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
650,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA1, Class B2, 10.097% (SOFR30A + 475 bps), 1/25/51 (144A)	$ 700,173
720,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA1, Class B2, 10.347% (SOFR30A + 500 bps), 8/25/33 (144A)	780,722
260,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA2, Class B2, 10.797% (SOFR30A + 545 bps), 12/25/33 (144A)	290,813
480,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1, Class M2, 7.847% (SOFR30A + 250 bps), 1/25/42 (144A)	489,841
500,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2018-HQA2, Class B2, 16.462% (SOFR30A + 1,111 bps), 10/25/48 (144A)	632,105
434,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-DNA3, Class B2, 13.612% (SOFR30A + 826 bps), 7/25/49 (144A)	497,446
350,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-DNA4, Class B2, 11.712% (SOFR30A + 636 bps), 10/25/49 (144A)	387,953
550,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-FTR3, Class B2, 10.25% (SOFR30A + 491 bps), 9/25/47 (144A)	586,039
580,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-FTR4, Class B2, 10.462% (SOFR30A + 511 bps), 11/25/47 (144A)	622,344
790,000(a)	Federal National Mortgage Association Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 11.547% (SOFR30A + 620 bps), 11/25/41 (144A)	833,450
5,989,297(b)(d)	Flagstar Mortgage Trust, Series 2021-4, Class AX1, 0.205%, 6/1/51 (144A)	67,181
110,000(b)	GCAT Trust, Series 2021-CM1, Class M1, 3.276%, 4/25/65 (144A)	93,432
175,000(a)	Home Re, Ltd., Series 2022-1, Class B1, 14.347% (SOFR30A + 900 bps), 10/25/34 (144A)	199,818
825,000(b)	HOMES Trust, Series 2024-NQM1, Class B1A, 7.352%, 7/25/69 (144A)	825,147
3,901,863(b)(d)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1, 0.23%, 7/25/51 (144A)	48,621
205,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B2, 4.285%, 9/25/56 (144A)	154,019
7,692,934(b)(d)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1, 0.117%, 12/25/51 (144A)	48,369
The accompanying notes are an integral part of these financial statements.
8Pioneer Securitized Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
742,261(b)	JP Morgan Mortgage Trust, Series 2021-10, Class B4, 2.827%, 12/25/51 (144A)	$ 553,611
6,546,428(b)(d)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1, 0.118%, 12/25/51 (144A)	41,191
250,875(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M3, 7.147% (SOFR30A + 180 bps), 3/25/51 (144A)	236,408
350,000(c)	LHOME Mortgage Trust, Series 2024-RTL1, Class A1, 7.017%, 1/25/29 (144A)	354,691
510,000(c)	LHOME Mortgage Trust, Series 2024-RTL2, Class A1, 7.128%, 3/25/29 (144A)	517,231
300,000(c)	MFA Trust, Series 2023-RTL2, Class A1, 8.498%, 11/25/28 (144A)	305,433
153,534(b)	New Residential Mortgage Loan Trust, Series 2017-4A, Class B4, 5.216%, 5/25/57 (144A)	141,009
150,000(a)	Oaktown Re VII, Ltd., Series 2021-2, Class B1, 9.747% (SOFR30A + 440 bps), 4/25/34 (144A)	153,642
260,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1A, 8.047% (SOFR30A + 270 bps), 7/25/33 (144A)	263,241
300,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1B, 9.697% (SOFR30A + 435 bps), 7/25/33 (144A)	313,277
375,000(c)	Saluda Grade Alternative Mortgage Trust, Series 2024-RTL4, Class A1, 7.50%, 2/25/30 (144A)	378,078
350,000(c)	Saluda Grade Alternative Mortgage Trust, Series 2024-RTL5, Class A1, 7.762%, 4/25/30 (144A)	354,331
600,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.962% (SOFR30A + 1,061 bps), 2/25/47 (144A)	744,303
250,000(b)	Towd Point Mortgage Trust, Series 2022-SJ1, Class B1, 5.25%, 3/25/62 (144A)	228,692
200,000(a)	Triangle Re, Ltd., Series 2021-3, Class M2, 9.097% (SOFR30A + 375 bps), 2/25/34 (144A)	204,581
290,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1B, 10.597% (SOFR30A + 525 bps), 11/25/33 (144A)	311,586
1,030,000(b)	Verus Securitization Trust, Series 2023-4, Class B1, 8.158%, 5/25/68 (144A)	1,033,908
440,000(b)	Verus Securitization Trust, Series 2023-5, Class B2, 8.107%, 6/25/68 (144A)	434,885
620,000(b)	Verus Securitization Trust, Series 2023-6, Class B1, 7.821%, 9/25/68 (144A)	625,668
686,000(b)	Verus Securitization Trust, Series 2024-3, Class B1, 8.028%, 4/25/69 (144A)	698,476
510,000(b)	Verus Securitization Trust, Series 2024-5, Class B1, 7.793%, 6/25/69 (144A)	517,656
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/249

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
100,000	Visio Trust, Series 2020-1R, Class M1, 2.926%, 11/25/55 (144A)	$ 91,467
170,000(b)	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.401%, 4/25/65 (144A)	160,073
	Total Collateralized Mortgage Obligations (Cost $30,725,333)	$31,121,821

	Commercial Mortgage-Backed Securities—11.8% of Net Assets
520,000(a)	AREIT, Ltd., Series 2024-CRE9, Class A, 7.021% (1 Month Term SOFR + 169 bps), 5/17/41 (144A)	$ 520,326
685,000(a)	BAMLL Commercial Mortgage Securities Trust, Series 2024-NASH, Class B, 8.079% (1 Month Term SOFR + 275 bps), 5/15/39 (144A)	679,894
660,000(a)(e)	BX Commercial Mortgage Trust, Series 2024-AIRC, Class A, 6.991% (1 Month Term SOFR + 169 bps), 8/15/39 (144A)	659,173
764,000(a)	BX Trust, Series 2021-ARIA, Class D, 7.339% (1 Month Term SOFR + 201 bps), 10/15/36 (144A)	749,207
500,000(b)	COMM Mortgage Trust, Series 2020-CBM, Class F, 3.633%, 2/10/37 (144A)	480,286
250,000(a)	Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 13.097% (SOFR30A + 775 bps), 1/25/51 (144A)	271,536
250,000(a)	Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.347% (SOFR30A + 400 bps), 11/25/51 (144A)	252,842
150,000(a)	HILT Commercial Mortgage Trust, Series 2024-ORL, Class D, 8.518% (1 Month Term SOFR + 319 bps), 5/15/37 (144A)	149,438
140,000(b)	HTL Commercial Mortgage Trust, Series 2024-T53, Class C, 7.088%, 5/10/39 (144A)	141,720
1,030,000(b)	HTL Commercial Mortgage Trust, Series 2024-T53, Class D, 8.198%, 5/10/39 (144A)	1,048,613
650,000	MCR Mortgage Trust, Series 2024-TWA, Class D, 7.402%, 6/12/39 (144A)	654,530
500,000	MCR Mortgage Trust, Series 2024-TWA, Class F, 10.382%, 6/12/39 (144A)	504,440
1,150,000(a)	MF1, Series 2024-FL15, Class A, 6.988% (1 Month Term SOFR + 169 bps), 8/18/41 (144A)	1,148,080
250,000(a)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, 7.949% (1 Month Term SOFR + 261 bps), 7/15/36 (144A)	245,441
The accompanying notes are an integral part of these financial statements.
10Pioneer Securitized Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
301,268(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.712% (SOFR30A + 336 bps), 10/25/49 (144A)	$ 301,730
488,904(a)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 9.212% (SOFR30A + 386 bps), 3/25/50 (144A)	491,466
500,000(b)	Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class E, 4.398%, 8/15/36 (144A)	202,500
500,000(a)	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class E, 8.908% (1 Month Term SOFR + 358 bps), 7/15/36 (144A)	357,659
170,000(a)(e)	PFP, Ltd., Series 2024-11, Class A, 7.172% (1 Month Term SOFR + 183 bps), 9/17/39 (144A)	169,575
260,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class AS, 6.664% (1 Month Term SOFR + 131 bps), 7/25/36 (144A)	255,396
210,000(a)	Ready Capital Mortgage Financing LLC, Series 2023-FL11, Class B, 8.882% (1 Month Term SOFR + 353 bps), 10/25/39 (144A)	210,249
174,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%, 7/15/41 (144A)	130,090
300,000(b)	THPT Mortgage Trust, Series 2023-THL, Class C, 8.534%, 12/10/34 (144A)	309,176
295,182(b)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M5, 4.29%, 2/25/50 (144A)	231,598
	Total Commercial Mortgage-Backed Securities (Cost $10,451,266)	$10,164,965

	Corporate Bonds — 0.1% of Net Assets
	Airlines — 0.1%
65,050	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	$ 68,487
35,256	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	34,789
	Total Airlines	$103,276

	Total Corporate Bonds (Cost $100,306)	$103,276

	U.S. Government and Agency Obligations — 18.9% of Net Assets
200,000	Federal National Mortgage Association, 5.500%, 8/1/54 (TBA)	$ 200,306
2,300,000	Federal National Mortgage Association, 6.000%, 8/1/54 (TBA)	2,332,615
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/2411

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
4,250,000	Federal National Mortgage Association, 6.500%, 8/1/54 (TBA)	$ 4,358,294
5,150,000(f)	U.S. Treasury Bills, 8/6/24	5,146,234
900,000(f)	U.S. Treasury Bills, 8/13/24	898,415
1,050,000(f)	U.S. Treasury Bills, 8/20/24	1,047,072
2,400,000(f)	U.S. Treasury Bills, 8/27/24	2,390,843
	Total U.S. Government and Agency Obligations (Cost $16,334,898)	$16,373,779

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 108.6% (Cost $94,130,868)	$94,095,753
	OTHER ASSETS AND LIABILITIES — (8.6)%	$(7,418,848)
	net assets — 100.0%	$86,676,905

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
PRIME	U.S. Federal Funds Rate.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At July 31, 2024, the value of these securities amounted to $76,912,871, or 88.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2024.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2024.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at July 31, 2024.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
+	Security is valued using significant unobservable inputs (Level 3).
The accompanying notes are an integral part of these financial statements.
12Pioneer Securitized Income Fund | Annual Report | 7/31/24

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
75	U.S. 2 Year Note (CBT)	9/30/24	$15,300,150	$15,402,539	$102,389
60	U.S. 5 Year Note (CBT)	9/30/24	6,403,433	6,473,438	70,005
TOTAL FUTURES CONTRACTS			$21,703,583	$21,875,977	$172,394
CBT	Chicago Board of Trade.
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended July 31, 2024, aggregated $64,201,536 and $10,403,302, respectively.
At July 31, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $94,130,868 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,092,765
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,127,880)
Net unrealized depreciation	$(35,115)
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/2413

Schedule of Investments  |  7/31/24 (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of July 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$36,286,912	$45,000	$36,331,912
Collateralized Mortgage Obligations	—	31,121,821	—	31,121,821
Commercial Mortgage-Backed Securities	—	10,164,965	—	10,164,965
Corporate Bonds	—	103,276	—	103,276
U.S. Government and Agency Obligations	—	16,373,779	—	16,373,779
Total Investments in Securities	$—	$94,050,753	$45,000	$94,095,753
Other Financial Instruments
Net unrealized appreciation on futures contracts	$172,394	$—	$—	$172,394
Total Other Financial Instruments	$172,394	$—	$—	$172,394
Transfers are calculated on the beginning of period values. During the year ended July 31, 2024, a security valued at $50,063 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
14Pioneer Securitized Income Fund | Annual Report | 7/31/24

Statement of Assets and Liabilities  |  7/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $94,130,868)	$94,095,753
Cash	648,492
Futures collateral	568,447
Variation margin for futures contracts	20,399
Receivables —
Fund shares sold	286,684
Interest	269,718
Due from the Adviser	2,288
Other assets	32,533
Total assets	$95,924,314
LIABILITIES:
Due to broker for futures	$20,399
Payables —
Investment securities purchased	8,859,028
Fund shares repurchased	198,462
Distributions	15,959
Trustees’ fees	733
Management fees	6,424
Administrative expenses	1,048
Distribution fees	42
Accrued expenses	145,314
Total liabilities	$9,247,409
NET ASSETS:
Paid-in capital	$87,130,283
Distributable earnings (loss)	(453,378)
Net assets	$86,676,905
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,220,615/128,426 shares)	$9.50
Class Y (based on $85,456,290/8,992,305 shares)	$9.50
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.50 net asset value per share/100%-4.50% maximum sales charge)	$9.95
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/2415

Statement of Operations FOR THE YEAR ENDED 7/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$2,962,957
Total Investment Income		$2,962,957
EXPENSES:
Management fees	$204,944
Administrative expenses	22,447
Transfer agent fees
Class A	149
Class Y	24,785
Distribution fees
Class A	5,464
Shareholder communications expense	1,163
Custodian fees	252
Registration fees	62,448
Professional fees	109,423
Printing expense	15,223
Officers’ and Trustees’ fees	8,479
Insurance expense	570
Miscellaneous	18,815
Total expenses		$474,162
Less fees waived and expenses reimbursed by the Adviser		(226,311)
Net expenses		$247,851
Net investment income		$2,715,106
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$119,303
Futures contracts	(300,054)	$(180,751)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$1,521,490
Futures contracts	342,708	$1,864,198
Net realized and unrealized gain (loss) on investments		$1,683,447
Net increase in net assets resulting from operations		$4,398,553
The accompanying notes are an integral part of these financial statements.
16Pioneer Securitized Income Fund | Annual Report | 7/31/24

Statement of Changes in Net Assets
	Year Ended 7/31/24	Year Ended 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$2,715,106	$1,900,482
Net realized gain (loss) on investments	(180,751)	(521,958)
Change in net unrealized appreciation (depreciation) on investments	1,864,198	(11,136)
Net increase in net assets resulting from operations	$4,398,553	$1,367,388
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.66 and $0.78 per share, respectively)	$(158,696)	$(174,407)
Class Y ($0.69 and $0.81 per share, respectively)	(2,490,330)	(2,103,313)
Total distributions to shareholders	$(2,649,026)	$(2,277,720)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$82,350,845	$3,189,419
Reinvestment of distributions	2,322,764	1,844,746
Cost of shares repurchased	(23,407,215)	(6,921,356)
Net increase (decrease) in net assets resulting from Fund share transactions	$61,266,394	$(1,887,191)
Net increase (decrease) in net assets	$63,015,921	$(2,797,523)
NET ASSETS:
Beginning of year	$23,660,984	$26,458,507
End of year	$86,676,905	$23,660,984
	Year Ended 7/31/24 Shares	Year Ended 7/31/24 Amount	Year Ended 7/31/23 Shares	Year Ended 7/31/23 Amount
Class A
Shares sold	71,848	$667,232	2,560	$23,158
Reinvestment of distributions	14,198	131,443	17,642	160,249
Less shares repurchased	(190,989)	(1,791,065)	(2,128)	(19,031)
Net increase (decrease)	(104,943)	$(992,390)	18,074	$164,376
Class Y
Shares sold	8,710,180	$81,683,613	347,347	$3,166,261
Reinvestment of distributions	234,722	2,191,321	185,375	1,684,497
Less shares repurchased	(2,313,557)	(21,616,150)	(760,712)	(6,902,325)
Net increase (decrease)	6,631,345	$62,258,784	(227,990)	$(2,051,567)
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/2417

Financial Highlights
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	7/2/21 to 7/31/21*
Class A
Net asset value, beginning of period	$9.12	$9.43	$10.11	$10.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.67	$0.66	$0.45	$0.04
Net realized and unrealized gain (loss) on investments	0.37	(0.19)	(0.55)	(0.01)
Net increase (decrease) from investment operations	$1.04	$0.47	$(0.10)	$0.03
Distributions to shareholders:
Net investment income	$(0.66)	$(0.63)	$(0.45)	$(0.04)
Net realized gain	—	(0.15)	(0.13)	—
Total distributions	$(0.66)	$(0.78)	$(0.58)	$(0.04)
Net increase (decrease) in net asset value	$0.38	$(0.31)	$(0.68)	$(0.01)
Net asset value, end of period	$9.50	$9.12	$9.43	$10.11
Total return (b)	11.88%	5.36%	(1.03)%	0.27%(c)
Ratio of net expenses to average net assets	0.90%	0.90%	0.88%	0.90%(d)
Ratio of net investment income (loss) to average net assets	7.22%	7.19%	4.58%	4.56%(d)
Portfolio turnover rate	30%	38%	36%	59%(c)
Net assets, end of period (in thousands)	$1,221	$2,127	$2,031	$2,029
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.45%	1.87%	1.97%	5.42%(d)
Net investment income (loss) to average net assets	6.67%	6.22%	3.49%	0.04%(d)
*	Class A commenced operations on July 2, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
18Pioneer Securitized Income Fund | Annual Report | 7/31/24

	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	12/10/19 to 7/31/20*
Class Y
Net asset value, beginning of period	$9.12	$9.44	$10.11	$8.67	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.68	$0.67	$0.48	$0.45	$0.28
Net realized and unrealized gain (loss) on investments	0.39	(0.18)	(0.54)	1.60	(1.33)
Net increase (decrease) from investment operations	$1.07	$0.49	$(0.06)	$2.05	$(1.05)
Distributions to shareholders:
Net investment income	$(0.69)	$(0.66)	$(0.48)	$(0.45)	$(0.28)
Net realized gain	—	(0.15)	(0.13)	(0.16)	—
Total distributions	$(0.69)	$(0.81)	$(0.61)	$(0.61)	$(0.28)
Net increase (decrease) in net asset value	$0.38	$(0.32)	$(0.67)	$1.44	$(1.33)
Net asset value, end of period	$9.50	$9.12	$9.44	$10.11	$8.67
Total return (b)	12.16%	5.51%	(0.68)%	24.32%	(10.30)%(c)
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.96%	0.99%(d)
Ratio of net investment income (loss) to average net assets	7.29%	7.39%	4.88%	4.69%	5.06%(d)
Portfolio turnover rate	30%	38%	36%	59%	82%(c)
Net assets, end of period (in thousands)	$85,456	$21,534	$24,428	$19,958	$17,656
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.26%	1.64%	1.76%	2.50%	2.62%(d)
Net investment income (loss) to average net assets	6.68%	6.40%	3.77%	3.15%	3.43%(d)
*	Class Y commenced operations on December 10, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Securitized Income Fund | Annual Report | 7/31/2419

Notes to Financial Statements  |  7/31/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer Securitized Income Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 30, 2021, is the successor to Pioneer Securitized Income Fund, a closed-end interval fund (the “Predecessor Fund”). The Predecessor Fund transferred all of the net assets of common shares of the Predecessor Fund in exchange for Class Y shares of the Fund on June 30, 2021, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (the “Reorganization”) approved by the Board of Trustees of the Fund and the Predecessor Fund and by the majority shareholder of the Predecessor Fund. Accordingly, the Reorganization, which was a tax-free event to shareholders, had no effect on the Fund’s operations. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund, and as such, the financial statements, and financial highlights for Class Y shares, reflect the financial information of the Predecessor Fund through June 30, 2021. The investment objective of the Fund is total return.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. As noted above, all of the net assets of common shares of the Predecessor Fund, which commenced operations on December 10, 2019, were transferred in exchange for Class Y shares of the Fund on June 30, 2021. Class A shares commenced operations on July 2, 2021. Class C and Class K shares had not commenced operations as of July 31, 2024.  Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights
20Pioneer Securitized Income Fund | Annual Report | 7/31/24

with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities,
Pioneer Securitized Income Fund | Annual Report | 7/31/2421

historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the ﬁnancial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a signiﬁcant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a signiﬁcant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ signiﬁcantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of
22Pioneer Securitized Income Fund | Annual Report | 7/31/24

debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of July 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At July 31, 2024, the Fund was permitted to carry forward indefinitely $108,887 of short-term losses and $361,273 of long-term losses.
The tax character of distributions paid during the years ended July 31, 2024 and July 31, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$2,649,026	$1,849,272
Long-term capital gains	—	428,448
Total	$2,649,026	$2,277,720
Pioneer Securitized Income Fund | Annual Report | 7/31/2423

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$67,856
Capital loss carryforward	(470,160)
Other book/tax temporary differences	(15,959)
Net unrealized depreciation	(35,115)
Total	$(453,378)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the mark to market of futures contracts.
During the year ended July 31, 2024, the Fund utilized $199,511 of its capital loss carryover from the prior year.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor did not earn underwriting commissions on the sale of Class A shares during the year ended July 31, 2024.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions,
24Pioneer Securitized Income Fund | Annual Report | 7/31/24

recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Pioneer Securitized Income Fund | Annual Report | 7/31/2425

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law
26Pioneer Securitized Income Fund | Annual Report | 7/31/24

and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Normally, the Fund invests at least 80% of its net assets in securitized asset instruments. The Fund invests in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or
Pioneer Securitized Income Fund | Annual Report | 7/31/2427

deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark
28Pioneer Securitized Income Fund | Annual Report | 7/31/24

replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.	TBA Purchases and Sales Commitments
The Fund may enter into to-be-announced (TBA) purchases or sales commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a
Pioneer Securitized Income Fund | Annual Report | 7/31/2429

fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of July 31, 2024, no collateral was pledged by the Fund. Collateral received from counterparties totaled $0 for TBAs.
H.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2024 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to
30Pioneer Securitized Income Fund | Annual Report | 7/31/24

previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of long position futures contracts during the year ended July 31, 2024 was $10,906,158. Open futures contracts outstanding at July 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion and 0.50% of the Fund’s average daily net assets over $1 billion. For the year ended July 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.55% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.90% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2024. There can be no assurance that the Adviser will extend the expense limitations beyond the date referred to above. Fees waived and expenses reimbursed during the year ended July 31, 2024 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $6,424 in management fees payable to the Adviser at July 31, 2024.
Pioneer Securitized Income Fund | Annual Report | 7/31/2431

3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended July 31, 2024, the Fund paid $8,479 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At July 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $733 and a payable for administrative expenses of $1,048, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$159
Class Y	1,004
Total	$1,163
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Reflected on the Statement of Assets and Liabilities is $42 in distribution fees payable to the Distributor at July 31, 2024.
In addition, redemptions of each Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A
32Pioneer Securitized Income Fund | Annual Report | 7/31/24

shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2024, no CDSCs were paid to the Distributor.
6. Line of Credit Facility
Effective January 31, 2024, the Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate (“SOFR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.05% of the total credit facility and the commitment fee in the amount of 0.20% of the daily unused portion of each lender's commitment is allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended July 31, 2024, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Pioneer Securitized Income Fund | Annual Report | 7/31/2433

Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$172,394	$—	$—	$—	$—
Total Value	$172,394	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$(300,054)	$—	$—	$—	$—
Total Value	$(300,054)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$342,708	$—	$—	$—	$—
Total Value	$342,708	$—	$—	$—	$—
8. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a
34Pioneer Securitized Income Fund | Annual Report | 7/31/24

reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
Pioneer Securitized Income Fund | Annual Report | 7/31/2435

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Securitized Income Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Securitized Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV), including the schedule of investments, as of July 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statements of changes in net assets for the year ended July 31, 2023 and the financial highlights for the years ended July 31, 2023, 2022, 2021, and the period from December 10, 2019 (commencement of operations) through July 31, 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 29, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the
36Pioneer Securitized Income Fund | Annual Report | 7/31/24

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 27, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Pioneer Securitized Income Fund | Annual Report | 7/31/2437

Additional Information (unaudited)
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years, the years ended July 31, 2023 and July 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund,  as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 88.40%.
38Pioneer Securitized Income Fund | Annual Report | 7/31/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 32216-04-0924

Pioneer Multi-Asset Income Fund
Annual Report  |  July 31, 2024

A: PMAIX	C: PMACX	K: PMFKX	R: PMFRX	Y: PMFYX

visit us: www.amundi.com/us

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/241

Schedule of Investments  |  7/31/24
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 98.6%
	Senior Secured Floating Rate Loan Interests — 0.3% of Net Assets*(a)
	Advanced Materials — 0.0%†
955,814	Groupe Solmax, Inc., Initial Term Loan, 10.21% (Term SOFR + 475 bps), 5/29/28	$ 933,796
	Total Advanced Materials	$933,796

	Advertising Sales — 0.0%†
498,439	Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 9.458% (Term SOFR + 400 bps), 8/21/28	$ 500,931
	Total Advertising Sales	$500,931

	Auto Parts & Equipment — 0.0%†
967,500	First Brands Group LLC, First Lien 2021 Term Loan, 10.514% (Term SOFR + 500 bps), 3/30/27	$ 962,738
	Total Auto Parts & Equipment	$962,738

	Building-Maintenance & Service — 0.0%†
486,250	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.708% (Term SOFR + 525 bps), 6/29/28	$ 488,985
	Total Building-Maintenance & Service	$488,985

	Casino Services — 0.0%†
14,138	Lucky Bucks LLC, Priority First Out Exit Term Loan, 12.982% (Term SOFR + 750 bps), 10/2/28	$ 13,007
28,360	Lucky Bucks LLC, Priority Second Out Term Loan, 12.982% (Term SOFR + 750 bps), 10/2/29	23,114
	Total Casino Services	$36,121

	Chemicals-Specialty — 0.0%†
432,515	Mativ Holdings, Inc., Term B Loan, 9.208% (Term SOFR + 375 bps), 4/20/28	$ 433,056
	Total Chemicals-Specialty	$433,056

	Diagnostic Equipment — 0.0%†
485,000	Curia Global, Inc., First Lien 2021 Term Loan, 9.194% (Term SOFR + 375 bps), 8/30/26	$ 460,880
	Total Diagnostic Equipment	$460,880

The accompanying notes are an integral part of these financial statements.
2Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Dialysis Centers — 0.0%†
822,274	U.S. Renal Care, Inc., Closing Date Term Loan, 10.458% (Term SOFR + 500 bps), 6/20/28	$ 709,725
	Total Dialysis Centers	$709,725

	Distribution & Wholesale — 0.1%
1,932,989	Patriot Container Corp. (aka Wastequip), First Lien Closing Date Term Loan, 9.194% (Term SOFR + 375 bps), 3/20/25	$ 1,885,873
	Total Distribution & Wholesale	$1,885,873

	Electric-Generation — 0.0%†
358,380	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 10.593% (Term SOFR + 525 bps), 4/3/28	$ 358,977
	Total Electric-Generation	$358,977

	Investment Management & Advisory Services — 0.1%
1,529,509	Russell Investments US Institutional Holdco, Inc., 2027 Term Loan, 10.252% (Term SOFR + 500 bps), 5/30/27	$ 1,362,537
	Total Investment Management & Advisory Services	$1,362,537

	Medical-Biomedical & Generation — 0.1%
1,218,750	ANI Pharmaceuticals, Inc., Initial Term Loan, 11.458% (Term SOFR + 600 bps), 11/19/27	$ 1,221,417
	Total Medical-Biomedical & Generation	$1,221,417

	Protection-Safety — 0.0%†
486,250	APX Group, Inc., Initial Term Loan, 8.296% (Term SOFR + 275 bps), 7/10/28	$ 487,769
	Total Protection-Safety	$487,769

	Retail — 0.0%†
437,500	Torrid LLC, Closing Date Term Loan, 10.946% (Term SOFR + 550 bps), 6/14/28	$ 408,516
	Total Retail	$408,516

	Total Senior Secured Floating Rate Loan Interests (Cost $10,505,791)	$10,251,321

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/243

Schedule of Investments  |  7/31/24 (continued)
Shares		Value
	Common Stocks — 45.7% of Net Assets
	Aerospace & Defense — 0.8%
736,329	Hensoldt AG	$ 27,285,584
	Total Aerospace & Defense	$27,285,584

	Air Freight & Logistics — 0.3%
337,254	Cia de Distribucion Integral Logista Holdings S.A.	$ 9,971,613
	Total Air Freight & Logistics	$9,971,613

	Automobile Components — 0.3%
255,600	Bridgestone Corp.	$ 10,552,959
	Total Automobile Components	$10,552,959

	Automobiles — 1.1%
17,513	Hyundai Motor Co.	$ 3,167,414
38,054	Kia Corp.	3,098,495
1,595,000	Subaru Corp.	31,797,787
	Total Automobiles	$38,063,696

	Banks — 10.8%
5,094,458	ABN AMRO Bank NV (C.V.A.) (144A)	$ 88,849,685
266,732	Bank of America Corp.	10,751,967
1,581,160	Bank of Ireland Group Plc	17,924,929
126,810	Citigroup, Inc.	8,227,433
176,656	Danske Bank A/S	5,405,693
172,354	DNB Bank ASA	3,562,208
1,142,789	FinecoBank Banca Fineco S.p.A.	19,417,499
984,822	Hana Financial Group, Inc.	46,281,448
4,942,185	Intesa Sanpaolo S.p.A.	20,060,223
1,202,611	KB Financial Group, Inc.	76,781,919
114,289	KeyCorp.	1,843,482
88,776	Komercni Banka AS	3,069,048
1,049,315	Regions Financial Corp.	23,473,176
3,086,861	Standard Chartered Plc	30,444,906
867,226	UniCredit S.p.A.	35,622,868
	Total Banks	$391,716,484

	Broadline Retail — 0.3%
1,106,700	Alibaba Group Holding, Ltd.	$ 10,949,642
	Total Broadline Retail	$10,949,642

	Capital Markets — 1.6%
122,587	Brightsphere Investment Group, Inc.	$ 3,210,553
654,700	State Street Corp.	55,629,859
	Total Capital Markets	$58,840,412

The accompanying notes are an integral part of these financial statements.
4Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Shares		Value
	Chemicals — 0.8%
1,552,813	Chevron Lubricants Lanka Plc	$ 619,842
286,285	LyondellBasell Industries NV, Class A	28,473,906
	Total Chemicals	$29,093,748

	Construction & Engineering — 0.0%†
4,081(b)	LB New Holdco	$ 16,324
	Total Construction & Engineering	$16,324

	Construction Materials — 0.8%
346,491	CRH Plc	$ 29,694,279
	Total Construction Materials	$29,694,279

	Consumer Staples Distribution & Retail — 0.0%†
195,032+#	Magnit PJSC	$ —
48,325(b)+#	X5 Retail Group NV (G.D.R.)	—
	Total Consumer Staples Distribution & Retail	$—

	Containers & Packaging — 0.1%
77,750	International Paper Co.	$ 3,613,820
	Total Containers & Packaging	$3,613,820

	Diversified Telecommunication Services — 0.9%
1,231,810	Deutsche Telekom AG	$ 32,221,664
	Total Diversified Telecommunication Services	$32,221,664

	Electric Utilities — 2.5%
238,796	American Electric Power Co., Inc.	$ 23,430,664
846,684	Eversource Energy	54,958,258
297,785	FirstEnergy Corp.	12,480,169
	Total Electric Utilities	$90,869,091

	Electrical Equipment — 0.2%
152,400	Fuji Electric Co., Ltd.	$ 8,679,796
	Total Electrical Equipment	$8,679,796

	Financial Services — 1.2%
435,345	Edenred SE	$ 18,144,068
366,071(b)	PayPal Holdings, Inc.	24,080,151
	Total Financial Services	$42,224,219

	Food Products — 0.4%
423,927	Kraft Heinz Co.	$ 14,926,470
	Total Food Products	$14,926,470

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/245

Schedule of Investments  |  7/31/24 (continued)
Shares		Value
	Health Care Equipment & Supplies — 0.5%
226,764	Medtronic Plc	$ 18,213,684
	Total Health Care Equipment & Supplies	$18,213,684

	Health Care Providers & Services — 0.5%
185,623	Cardinal Health, Inc.	$ 18,716,367
	Total Health Care Providers & Services	$18,716,367

	Household Durables — 1.3%
2,320,156	Persimmon Plc	$ 47,379,817
	Total Household Durables	$47,379,817

	Industrial Conglomerates — 0.1%
85,133(b)	SK Square Co., Ltd.	$ 5,330,281
	Total Industrial Conglomerates	$5,330,281

	Insurance — 1.0%
65,006	American International Group, Inc.	$ 5,150,425
967,727	Hiscox, Ltd.	15,812,021
13,025	Old Republic International Corp.	450,926
52,040	Willis Towers Watson Plc	14,689,851
	Total Insurance	$36,103,223

	IT Services — 2.9%
537,852	International Business Machines Corp.	$ 103,342,883
	Total IT Services	$103,342,883

	Leisure Products — 0.1%
5,134,000	Honma Golf, Ltd. (144A)	$ 2,201,361
	Total Leisure Products	$2,201,361

	Marine Transportation — 0.4%
243,171	Golden Ocean Group, Ltd.	$ 3,020,184
523,614	Star Bulk Carriers Corp.	11,802,259
	Total Marine Transportation	$14,822,443

	Metals & Mining — 1.6%
1,518,388	Barrick Gold Corp.	$ 28,105,362
589,758	Newmont Corp.	28,939,425
30,112	Rio Tinto Plc	1,945,589
	Total Metals & Mining	$58,990,376

	Mortgage Real Estate Investment Trusts (REITs) — 1.0%
730,230	AGNC Investment Corp.	$ 7,309,602
297,120	Angel Oak Mortgage, Inc.	3,743,712
528,740	Ladder Capital Corp.	6,344,880
The accompanying notes are an integral part of these financial statements.
6Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Shares		Value
	Mortgage Real Estate Investment Trusts (REITs) — (continued)
906,673	Rithm Capital Corp.	$ 10,526,474
491,717	Two Harbors Investment Corp.	6,623,428
	Total Mortgage Real Estate Investment Trusts (REITs)	$34,548,096

	Oil, Gas & Consumable Fuels — 7.8%
835,639	BW LPG, Ltd. (144A)	$ 13,579,344
157,180	BW LPG, Ltd. (144A)	2,587,183
76,544	Chesapeake Energy Corp.	5,842,604
404,429	Coterra Energy, Inc.	10,434,268
3,859,188	Energy Transfer LP	62,788,989
388,578	Eni S.p.A.	6,223,129
154,689	Exxon Mobil Corp.	18,344,569
567,649(b)	Kosmos Energy, Ltd.	3,139,099
47,954+#	LUKOIL PJSC	—
1,410,705	MPLX LP	60,406,388
627,089	Permian Resources Corp.	9,619,545
194,305	Plains All American Pipeline LP	3,534,408
1,271,403+#	Rosneft Oil Co. PJSC	—
1,199,714	Shell Plc (A.D.R.)	87,843,059
	Total Oil, Gas & Consumable Fuels	$284,342,585

	Pharmaceuticals — 4.5%
2,688,664(b)	Pfizer, Inc.	$ 82,111,799
788,194	Sanofi S.A.	81,318,678
	Total Pharmaceuticals	$163,430,477

	Real Estate Management & Development — 0.0%†
664,000	Sino Land Co., Ltd.	$ 686,705
	Total Real Estate Management & Development	$686,705

	Software — 0.3%
153,062(b)	Zoom Video Communications, Inc., Class A	$ 9,244,945
	Total Software	$9,244,945

	Specialized REITs — 0.2%
67,401	Crown Castle, Inc.	$ 7,419,502
	Total Specialized REITs	$7,419,502

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/247

Schedule of Investments  |  7/31/24 (continued)
Shares		Value
	Technology Hardware, Storage & Peripherals — 1.4%
848,446	Samsung Electronics Co., Ltd.	$ 51,704,826
	Total Technology Hardware, Storage & Peripherals	$51,704,826

	Total Common Stocks (Cost $1,359,710,516)	$1,655,197,372

Principal Amount USD ($)
	Asset Backed Securities — 2.7% of Net Assets
2,000,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	$ 1,956,119
6,000,000	ACM Auto Trust, Series 2024-1A, Class B, 11.40%, 1/21/31 (144A)	6,230,416
1,150,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	1,125,198
575,000	AMSR Trust, Series 2020-SFR2, Class G, 4.00%, 7/17/37 (144A)	558,440
4,250,000	Auxilior Term Funding LLC, Series 2023-1A, Class E, 10.97%, 12/15/32 (144A)	4,340,242
2,500,000	Avid Automobile Receivables Trust, Series 2023-1, Class C, 7.35%, 12/15/27 (144A)	2,513,073
929,136(c)	Blackbird Capital Aircraft Lease Securitization, Ltd., Series 2016-1A, Class B, 5.682%, 12/16/41 (144A)	918,980
2,770,911(a)	CAL Receivables LLC, Series 2022-1, Class B, 9.687% (SOFR30A + 435 bps), 10/15/26 (144A)	2,768,779
1,400,000	Cartiga Asset Finance Trust LLC, Series 2023-1, Class C, 10.00%, 3/15/35 (144A)	1,353,436
4,350,000(d)	CFMT LLC, Series 2023-HB12, Class M2, 4.25%, 4/25/33 (144A)	4,098,674
1,600,000(d)	CFMT LLC, Series 2023-HB12, Class M3, 4.25%, 4/25/33 (144A)	1,450,615
852,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	842,423
4,517,000(d)	Finance of America HECM Buyout, Series 2022-HB1, Class M5, 7.87%, 2/25/32 (144A)	4,153,793
The accompanying notes are an integral part of these financial statements.
8Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
4,198,000	Granite Park Equipment Leasing LLC, Series 2023-1A, Class F, 7.00%, 6/20/35 (144A)	$ 3,649,002
2,400,000	JPMorgan Chase Bank NA - CACLN, Series 2021-2, Class G, 8.482%, 12/26/28 (144A)	2,435,450
1,326,183	Libra Solutions LLC, Series 2023-1A, Class B, 10.25%, 2/15/35 (144A)	1,333,478
2,000,000	LL ABS Trust, Series 2022-1A, Class D, 7.83%, 11/15/29 (144A)	1,938,550
2,000,000	Merchants Fleet Funding LLC, Series 2023-1A, Class E, 10.80%, 5/20/36 (144A)	2,053,439
3,500,000	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.04%, 9/20/27 (144A)	3,522,712
10,220,000	Mercury Financial Credit Card Master Trust, Series 2024-2A, Class C, 10.42%, 7/20/29 (144A)	10,299,756
5,470,000	NMEF Funding LLC, Series 2023-A, Class C, 8.04%, 6/17/30 (144A)	5,503,538
1,664,000	Octane Receivables Trust 2022-1, Series 2022-1A, Class E, 7.33%, 12/20/29 (144A)	1,625,858
1,569,628	PEAR LLC, Series 2023-1, Class C, 10.00%, 7/15/35 (144A)	1,507,796
1,800,000(d)+	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	180,000
500,000	Rosy Blue Carat SCS, Series 2018-1, Class A1R, 8.481%, 3/15/30 (144A)	508,750
4,475,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class D, 9.965%, 5/15/32 (144A)	4,644,663
1,200,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	1,282,917
3,500,000	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class F, 11.91%, 8/16/32 (144A)	3,654,291
5,100,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	5,073,166
4,500,000	SCF Equipment Leasing LLC, Series 2022-1A, Class F, 6.00%, 7/20/32 (144A)	4,351,051
1,338,000	SCF Equipment Leasing LLC, Series 2022-2A, Class E, 6.50%, 6/20/35 (144A)	1,305,561
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/249

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
2,500,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	$ 2,457,567
5,000,000	Tricolor Auto Securitization Trust, Series 2023-1A, Class E, 13.45%, 6/15/28 (144A)	5,300,516
2,627,192	Westgate Resorts LLC, Series 2023-1A, Class D, 10.14%, 12/20/37 (144A)	2,682,339
	Total Asset Backed Securities (Cost $96,224,742)	$97,620,588

	Collateralized Mortgage Obligations—2.9% of Net Assets
2,400,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class B1, 10.847% (SOFR30A + 550 bps), 1/26/32 (144A)	$ 2,469,663
4,020,000(a)	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1B1, 8.712% (SOFR30A + 336 bps), 1/25/40 (144A)	4,175,032
8,501,543(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2B1, 8.462% (SOFR30A + 311 bps), 1/25/40 (144A)	8,749,916
2,860,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 11.347% (SOFR30A + 600 bps), 10/25/41 (144A)	3,020,875
3,270,000(a)	Connecticut Avenue Securities Trust, Series 2021-R03, Class 1B2, 10.847% (SOFR30A + 550 bps), 12/25/41 (144A)	3,423,298
5,360,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B2, 11.347% (SOFR30A + 600 bps), 12/25/41 (144A)	5,671,577
2,675,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2020-DNA6, Class B2, 10.997% (SOFR30A + 565 bps), 12/25/50 (144A)	3,044,793
1,900,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2020-HQA5, Class B2, 12.747% (SOFR30A + 740 bps), 11/25/50 (144A)	2,304,673
2,765,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA1, Class B2, 10.097% (SOFR30A + 475 bps), 1/25/51 (144A)	2,978,430
The accompanying notes are an integral part of these financial statements.
10Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
795,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA2, Class B2, 11.347% (SOFR30A + 600 bps), 8/25/33 (144A)	$ 938,346
2,170,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA3, Class B2, 11.597% (SOFR30A + 625 bps), 10/25/33 (144A)	2,564,965
3,530,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA5, Class B2, 10.847% (SOFR30A + 550 bps), 1/25/34 (144A)	3,983,007
3,480,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA7, Class B2, 13.147% (SOFR30A + 780 bps), 11/25/41 (144A)	3,773,759
5,405,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA1, Class B2, 10.347% (SOFR30A + 500 bps), 8/25/33 (144A)	5,860,835
1,310,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA2, Class B2, 10.797% (SOFR30A + 545 bps), 12/25/33 (144A)	1,465,252
1,970,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class B2, 11.597% (SOFR30A + 625 bps), 9/25/41 (144A)	2,058,874
3,450,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1, Class B2, 12.447% (SOFR30A + 710 bps), 1/25/42 (144A)	3,707,516
2,650,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class B2, 13.847% (SOFR30A + 850 bps), 2/25/42 (144A)	2,936,877
6,608,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-DNA3, Class B2, 13.612% (SOFR30A + 826 bps), 7/25/49 (144A)	7,574,010
3,150,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-DNA4, Class B2, 11.712% (SOFR30A + 636 bps), 10/25/49 (144A)	3,491,579
6,635,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-FTR3, Class B2, 10.25% (SOFR30A + 491 bps), 9/25/47 (144A)	7,069,757
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2411

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
3,020,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-FTR4, Class B2, 10.462% (SOFR30A + 511 bps), 11/25/47 (144A)	$ 3,240,482
3,688,000(a)	Federal National Mortgage Association Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 11.547% (SOFR30A + 620 bps), 11/25/41 (144A)	3,890,840
13,609	Global Mortgage Securitization, Ltd., Series 2004-A, Class B1, 5.25%, 11/25/32 (144A)	5,841
176,418	Global Mortgage Securitization, Ltd., Series 2004-A, Class B2, 5.25%, 11/25/32 (144A)	2
1,270,000(a)	Home Re, Ltd., Series 2023-1, Class M1B, 9.947% (SOFR30A + 460 bps), 10/25/33 (144A)	1,327,530
433,287(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.712% (SOFR30A + 536 bps), 10/25/30 (144A)	438,897
5,880,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.962% (SOFR30A + 1,061 bps), 2/25/47 (144A)	7,294,167
8,230,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1A, 8.747% (SOFR30A + 340 bps), 11/25/33 (144A)	8,391,926
	Total Collateralized Mortgage Obligations (Cost $98,286,193)	$105,852,719

	Commercial Mortgage-Backed Securities—0.8% of Net Assets
4,311,000(d)	Benchmark Mortgage Trust, Series 2024-V8, Class AM, 6.859%, 7/15/57	$ 4,533,228
899,000(a)	Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 13.097% (SOFR30A + 775 bps), 1/25/51 (144A)	976,445
3,014,220(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M1, 7.647% (SOFR30A + 230 bps), 11/25/51 (144A)	2,964,245
6,310,000	MCR Mortgage Trust, Series 2024-TWA, Class F, 10.382%, 6/12/39 (144A)	6,366,039
5,750,000(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class CE, 14.212% (SOFR30A + 886 bps), 10/25/49 (144A)	5,722,238
The accompanying notes are an integral part of these financial statements.
12Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
1,949,111(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.712% (SOFR30A + 336 bps), 10/25/49 (144A)	$ 1,952,098
2,444,518(a)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 9.212% (SOFR30A + 386 bps), 3/25/50 (144A)	2,457,328
6,440,000	SLG Office Trust, Series 2021-OVA, Class D, 2.851%, 7/15/41 (144A)	5,152,781
	Total Commercial Mortgage-Backed Securities (Cost $29,404,241)	$30,124,402

	Convertible Corporate Bonds — 0.8% of Net Assets
	REITs — 0.8%
4,895,000	PennyMac Corp., 5.50%, 3/15/26	$ 4,701,737
24,685,100	Redwood Trust, Inc., 7.75%, 6/15/27	24,253,111
	Total REITs	$28,954,848

	Total Convertible Corporate Bonds (Cost $27,236,746)	$28,954,848

	Corporate Bonds — 6.5% of Net Assets
	Advertising — 0.1%
1,860,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 1,597,125
570,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	503,414
	Total Advertising	$2,100,539

	Aerospace & Defense — 0.2%
5,000,000	Boeing Co., 5.15%, 5/1/30	$ 4,923,978
1,663,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	1,665,521
	Total Aerospace & Defense	$6,589,499

	Airlines — 0.3%
4,100,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 3,811,901
303,566	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	319,608
6,549,695(a)	Gol Finance S.A., 15.844% (1 Month Term SOFR + 1,050 bps), 1/29/25 (144A)	7,008,174
	Total Airlines	$11,139,683

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2413

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Auto Parts & Equipment — 0.0%†
616,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 611,334
	Total Auto Parts & Equipment	$611,334

	Banks — 3.8%
EUR4,700,000(d)(e)	ABN AMRO Bank NV, 4.375% (5 Year EUR Swap + 467 bps)	$ 4,997,560
EUR5,300,000(d)(e)	ABN AMRO Bank NV, 4.75% (5 Year EUR Swap + 390 bps)	5,446,972
5,000,000(d)	Banco Santander S.A., 3.225% (1 Year CMT Index + 160 bps), 11/22/32	4,249,736
5,000,000(d)	BPCE S.A., 3.116% (SOFR + 173 bps), 10/19/32 (144A)	4,186,455
4,000,000	BPCE S.A., 4.875%, 4/1/26 (144A)	3,960,555
8,650,000(d)(e)	ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	8,618,645
4,917,000(d)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	5,281,819
5,857,000(d)(e)	Lloyds Banking Group Plc, 7.50% (5 Year USD Swap Rate + 450 bps)	5,877,611
8,700,000(d)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	8,535,356
8,125,000(d)(e)	NatWest Group Plc, 8.00% (5 Year USD Swap Rate + 572 bps)	8,214,277
6,220,000(d)	Societe Generale S.A., 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	6,301,252
9,300,000(d)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	8,086,363
31,703,000(d)(e)	UBS Group AG, 3.875% (5 Year CMT Index + 310 bps) (144A)	29,632,008
29,708,000(d)(e)	UBS Group AG, 4.875% (5 Year CMT Index + 340 bps) (144A)	27,978,267
7,425,000(d)(e)	UBS Group AG, 5.125% (5 Year CMT Index + 486 bps)	7,137,653
	Total Banks	$138,504,529

	Chemicals — 0.1%
3,487,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	$ 3,336,621
	Total Chemicals	$3,336,621

	Commercial Services — 0.1%
2,255,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 2,253,096
	Total Commercial Services	$2,253,096

The accompanying notes are an integral part of these financial statements.
14Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Distribution/Wholesale — 0.0%†
1,773,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 1,768,796
	Total Distribution/Wholesale	$1,768,796

	Diversified Financial Services — 0.3%
8,630,000(d)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	$ 8,510,128
2,920,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	2,839,278
	Total Diversified Financial Services	$11,349,406

	Food — 0.1%
3,232,000	JBS USA Holding Lux S.a.r.l./JBS USA Food Co./JBS Lux Co. S.a.r.l., 5.75%, 4/1/33	$ 3,247,321
	Total Food	$3,247,321

	Oil & Gas — 0.1%
5,000,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 4,340,803
	Total Oil & Gas	$4,340,803

	Pipelines — 0.1%
3,328,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	$ 2,987,051
	Total Pipelines	$2,987,051

	Telecommunications — 1.2%
41,014,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	$ 41,916,308
3,364,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	3,244,962
	Total Telecommunications	$45,161,270

	Transportation — 0.1%
2,065,000	Danaos Corp., 8.50%, 3/1/28 (144A)	$ 2,125,628
	Total Transportation	$2,125,628

	Total Corporate Bonds (Cost $223,791,244)	$235,515,576

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2415

Schedule of Investments  |  7/31/24 (continued)
Shares		Value
	Rights/Warrants — 0.0%† of Net Assets
	Financial Services — 0.0%†
13,333,333(b)	Citigroup Global Markets Holdings, Inc.,	$ 244,000
13,333,333(b)	Citigroup Global Markets Holdings, Inc.,	226,667
	Total Financial Services	$470,667

	Total Rights/Warrants (Cost $2,920,000)	$470,667

Principal Amount USD ($)
	Insurance-Linked Securities — 3.2% of Net Assets#
	Event Linked Bonds — 1.8%
	Earthquakes – California — 0.0%†
500,000(a)	Sutter Re, 12.032%, (3 Month U.S. Treasury Bill + 675 bps), 6/19/26 (144A)	$ 514,500
250,000(a)	Torrey Pines Re, 11.277%, (1 Month U.S. Treasury Bill + 600 bps), 6/7/27 (144A)	254,225
250,000(a)	Torrey Pines Re, 12.527%, (1 Month U.S. Treasury Bill + 725 bps), 6/7/27 (144A)	255,750
		$1,024,475

	Earthquakes – U.S. — 0.0%†
1,000,000(a)	Ursa Re, 10.78%, (3 Month U.S. Treasury Bill + 550 bps), 12/6/25 (144A)	$ 1,013,000
	Flood – U.S. — 0.1%
1,500,000(a)	FloodSmart Re, 19.282%, (3 Month U.S. Treasury Bill + 1,400 bps), 3/12/27 (144A)	$ 1,494,000
1,000,000(a)	FloodSmart Re, 22.434%, (1 Month U.S. Treasury Bill + 1,715 bps), 3/11/26 (144A)	988,840
		$2,482,840

	Health – U.S. — 0.2%
1,750,000(a)	Vitality Re XIII, 7.284%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 1,738,450
3,250,000(a)	Vitality Re XIV, 8.784%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	3,298,750
600,000(a)	Vitality Re XIV, 9.784%, (3 Month U.S. Treasury Bill + 450 bps), 1/5/27 (144A)	612,360
		$5,649,560

The accompanying notes are an integral part of these financial statements.
16Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Multiperil – Florida — 0.0%†
650,000(a)	Sanders Re, 13.42%, (3 Month U.S. Treasury Bill + 814 bps), 6/5/26 (144A)	$ 666,835
	Multiperil – U.S. — 0.5%
500,000(a)	Aquila Re, 10.777%, (3 Month U.S. Treasury Bill + 550 bps), 6/7/27 (144A)	$ 497,252
250,000(a)	Four Lakes Re, 11.03%, (3 Month U.S. Treasury Bill + 575 bps), 1/7/27 (144A)	247,950
250,000(a)	Four Lakes Re, 11.74%, (3 Month U.S. Treasury Bill + 646 bps), 1/7/26 (144A)	254,475
250,000(a)	Four Lakes Re, 14.78%, (3 Month U.S. Treasury Bill + 950 bps), 1/7/27 (144A)	254,100
500,000(a)	Herbie Re, 15.00%, (3 Month U.S. Treasury Bill + 972 bps), 1/8/25 (144A)	472,200
2,000,000(a)	High Point Re, 11.032%, (3 Month U.S. Treasury Bill + 575 bps), 1/6/27 (144A)	2,004,400
750,000(a)	Merna Re II, 12.534%, (3 Month U.S. Treasury Bill + 725 bps), 7/7/27 (144A)	750,225
1,300,000(a)	Merna Re II, 13.03%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/26 (144A)	1,322,750
1,500,000(a)	Merna Re II, 13.78%, (3 Month U.S. Treasury Bill + 850 bps), 7/7/27 (144A)	1,488,750
1,750,000(a)	Mystic Re, 17.284%, (3 Month U.S. Treasury Bill + 1,200 bps), 1/8/27 (144A)	1,754,200
750,000(a)	Residential Re, 11.202%, (3 Month U.S. Treasury Bill + 592 bps), 12/6/27 (144A)	751,725
500,000(a)	Residential Re, 11.33%, (3 Month U.S. Treasury Bill + 605 bps), 12/6/25 (144A)	462,100
1,000,000(a)	Residential Re, 11.574%, (3 Month U.S. Treasury Bill + 629 bps), 12/6/24 (144A)	962,600
500,000(a)	Residential Re, 12.974%, (3 Month U.S. Treasury Bill + 769 bps), 12/6/26 (144A)	499,800
250,000(a)	Residential Re, 13.41%, (3 Month U.S. Treasury Bill + 813 bps), 12/6/24 (144A)	238,525
1,250,000(a)	Residential Re, 13.702%, (1 Month U.S. Treasury Bill + 842 bps), 12/6/27 (144A)	1,206,125
750,000(a)	Residential Re, 17.30%, (3 Month U.S. Treasury Bill + 1,202 bps), 12/6/25 (144A)	699,675
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2417

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
750,000(a)	Sanders Re, 11.03%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/28 (144A)	$ 763,500
1,250,000(a)	Sanders Re II, 8.53%, (3 Month U.S. Treasury Bill + 325 bps), 4/7/25 (144A)	1,226,125
800,000(a)	Sanders Re III, 8.69%, (3 Month U.S. Treasury Bill + 341 bps), 4/7/26 (144A)	772,480
1,600,000(a)	Sanders Re III, 10.834%, (3 Month U.S. Treasury Bill + 555 bps), 4/7/27 (144A)	1,608,320
250,000(a)	Solomon Re, 10.797%, (3 Month U.S. Treasury Bill + 552 bps), 6/8/26 (144A)	251,950
300,000(a)	Sussex Re, 13.64%, (3 Month U.S. Treasury Bill + 836 bps), 1/8/25 (144A)	291,600
250,000(a)	Topanga Re, 10.332%, (3 Month U.S. Treasury Bill + 505 bps), 1/8/26 (144A)	239,975
		$19,020,802

	Multiperil – U.S. & Canada — 0.2%
750,000(a)	Atlas Re, 17.869%, (SOFR + 1,250 bps), 6/8/27 (144A)	$ 795,000
500,000(a)	Easton Re, 12.78%, (3 Month U.S. Treasury Bill + 750 bps), 1/8/27 (144A)	489,250
250,000(a)	Galileo Re, 12.282%, (3 Month U.S. Treasury Bill + 700 bps), 1/8/26 (144A)	251,100
1,250,000(a)	Galileo Re, 12.282%, (3 Month U.S. Treasury Bill + 700 bps), 1/7/28 (144A)	1,260,375
250,000(a)	Kilimanjaro II Re, 11.53%, (3 Month U.S. Treasury Bill + 625 bps), 6/30/28 (144A)	252,050
750,000(a)	Kilimanjaro II Re, 12.53%, (3 Month U.S. Treasury Bill + 725 bps), 6/30/28 (144A)	757,200
250,000(a)	Kilimanjaro III Re, 10.142%, (3 Month U.S. Treasury Bill + 486 bps), 4/21/25 (144A)	244,900
250,000(a)	Kilimanjaro III Re, 17.642%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/21/25 (144A)	236,150
250,000(a)	Kilimanjaro III Re, 17.642%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/20/26 (144A)	230,060
500,000(a)	Mona Lisa Re, 12.284%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	482,650
1,000,000(a)	Mona Lisa Re, 17.78%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	1,026,100
The accompanying notes are an integral part of these financial statements.
18Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
1,750,000(a)	Mystic Re IV, 11.384%, (3 Month U.S. Treasury Bill + 610 bps), 1/8/25 (144A)	$ 1,717,625
500,000(a)	Mystic Re IV, 16.974%, (3 Month U.S. Treasury Bill + 1,169 bps), 1/8/25 (144A)	479,850
		$8,222,310

	Multiperil – U.S. Regional — 0.1%
500,000(a)	Aquila Re, 13.552%, (3 Month U.S. Treasury Bill + 827 bps), 6/8/26 (144A)	$ 510,000
250,000(a)	Aquila Re, 14.464%, (3 Month U.S. Treasury Bill + 918 bps), 6/8/26 (144A)	256,250
1,300,000(a)	Locke Tavern Re, 10.059%, (3 Month U.S. Treasury Bill + 478 bps), 4/9/26 (144A)	1,292,460
		$2,058,710

	Multiperil – Worldwide — 0.1%
1,250,000(a)	Atlas Capital, 13.083%, (SOFR + 772 bps), 6/5/26 (144A)	$ 1,251,375
750,000(a)	Cat Re 2001, 17.78%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/27 (144A)	739,125
1,000,000(a)	Kendall Re, 11.534%, (3 Month U.S. Treasury Bill + 625 bps), 4/30/27 (144A)	1,020,000
		$3,010,500

	Windstorm – Florida — 0.1%
1,000,000(a)	First Coast Re, 9.00%, (3 Month U.S. Treasury Bill + 952 bps), 4/7/26 (144A)	$ 1,008,600
1,250,000(a)	First Coast Re III Pte, 12.024%, (3 Month U.S. Treasury Bill + 674 bps), 4/7/25 (144A)	1,198,250
250,000(a)	Marlon Re, 12.284%, (3 Month U.S. Treasury Bill + 700 bps), 6/7/27 (144A)	249,750
750,000(a)	Merna Re II, 14.027%, (3 Month U.S. Treasury Bill + 875 bps), 7/7/27 (144A)	744,825
250,000(a)	Palm Re, 14.784%, (1 Month U.S. Treasury Bill + 950 bps), 6/7/27 (144A)	248,400
		$3,449,825

	Windstorm – Japan — 0.0%†
500,000(a)	Sakura Re, 7.69%, (3 Month U.S. Treasury Bill + 241 bps), 4/7/25 (144A)	$ 497,600
	Windstorm – Massachusetts — 0.0%†
1,000,000(a)	Mayflower Re, 4.50%, (1 Month U.S. Treasury Bill + 450 bps), 7/8/27 (144A)	$ 1,000,400
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2419

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Windstorm – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development, 17.565%, (SOFR + 1,222 bps), 4/24/28 (144A)	$ 253,175
250,000(a)	International Bank for Reconstruction & Development, 19.065%, (SOFR + 1,372 bps), 6/26/28 (144A)	246,525
		$499,700

	Windstorm – North Carolina — 0.1%
750,000(a)	Blue Ridge Re, 10.53%, (3 Month U.S. Treasury Bill + 525 bps), 1/8/27 (144A)	$ 742,500
1,250,000(a)	Blue Ridge Re, 13.28%, (1 Month U.S. Treasury Bill + 800 bps), 1/8/27 (144A)	1,254,263
500,000(a)	Cape Lookout Re, 13.28%, (1 Month U.S. Treasury Bill + 800 bps), 4/5/27 (144A)	500,575
		$2,497,338

	Windstorm – Texas — 0.0%†
500,000(a)	Alamo Re, 6.00%, (1 Month U.S. Treasury Bill + 600 bps), 6/7/27 (144A)	$ 506,005
250,000(a)	Alamo Re, 13.032%, (1 Month U.S. Treasury Bill + 775 bps), 6/7/27 (144A)	250,723
		$756,728

	Windstorm – U.S. — 0.3%
1,500,000(a)	Alamo Re, 13.672%, (1 Month U.S. Treasury Bill + 839 bps), 6/7/26 (144A)	$ 1,501,500
500,000(a)	Bonanza Re, 10.21%, (3 Month U.S. Treasury Bill + 493 bps), 12/23/24 (144A)	486,225
250,000(a)	Bonanza Re, 10.904%, (3 Month U.S. Treasury Bill + 562 bps), 3/16/25 (144A)	229,477
250,000(a)	Bonanza Re, 13.73%, (3 Month U.S. Treasury Bill + 845 bps), 1/8/26 (144A)	252,000
1,750,000(a)	Cape Lookout Re, 13.704%, (1 Month U.S. Treasury Bill + 842 bps), 4/28/26 (144A)	1,767,500
600,000(a)	Gateway Re, 19.24%, (1 Month U.S. Treasury Bill + 1,396 bps), 2/24/26 (144A)	617,796
1,600,000(a)	Merna Re II, 15.53%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	1,611,360
The accompanying notes are an integral part of these financial statements.
20Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Windstorm – U.S. — (continued)
500,000(a)	Purple Re, 14.284%, (1 Month U.S. Treasury Bill + 900 bps), 6/7/27 (144A)	$ 494,500
1,500,000(a)	Queen Street Re, 12.78%, (3 Month U.S. Treasury Bill + 750 bps), 12/8/25 (144A)	1,504,800
		$8,465,158

	Windstorm – U.S. Multistate — 0.0%†
250,000(a)	Gateway Re, 5.265%, (1 Month U.S. Treasury Bill + 0 bps), 12/23/24 (144A)	$ 234,250
250,000(a)	Gateway Re, 5.265%, (1 Month U.S. Treasury Bill + 0 bps), 1/8/25 (144A)	216,134
250,000(a)	Gateway Re, 10.78%, (1 Month U.S. Treasury Bill + 550 bps), 7/8/27 (144A)	249,775
		$700,159

	Windstorm – U.S. Regional — 0.0%†
1,000,000(a)	Citrus Re, 11.874%, (3 Month U.S. Treasury Bill + 659 bps), 6/7/26 (144A)	$ 1,010,900
	Winterstorm – Florida — 0.1%
2,000,000(a)	Integrity Re, 18.144%, (1 Month U.S. Treasury Bill + 1,286 bps), 6/6/25 (144A)	$ 2,011,860
2,000,000(a)	Lightning Re, 16.284%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	2,021,000
		$4,032,860

	Total Event Linked Bonds	$66,059,700

Face Amount USD ($)
	Collateralized Reinsurance — 0.6%
	Multiperil – U.S. — 0.2%
3,750,000(f)+	Gamboge Re, 3/31/29	$ 35,402
250,000(b)(f)+	Mangrove Risk Solutions, 5/10/25 (144A)	230,675
5,272,146(b)(f)+	PI0047 2024-1, 12/31/29	5,561,560
1,000,000(b)(f)+	PI0051-Cheltenham Re 2024, 5/31/30	827,651
		$6,655,288

	Multiperil – Worldwide — 0.2%
700,000(b)(f)+	Cypress Re 2017, 1/31/25	$ 70
4,000,000(b)(f)+	Gamboge Re, 3/31/30	3,725,442
1,000,000(b)(f)+	Merion Re 2024-1, 12/31/29	939,532
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2421

Schedule of Investments  |  7/31/24 (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
250,000(b)(f)+	Old Head Re 2024, 12/31/29	$ 229,764
500,000(b)(f)+	Pine Valley Re 2024, 12/31/28	465,390
300,000(b)(f)+	Walton Health Re 2019, 6/30/25	62,964
250,000(b)(f)+	Walton Heath Re 2021, 1/15/25	19
		$5,423,181

	Windstorm – North Carolina — 0.1%
1,000,000(b)(f)+	Isosceles Re 2024, 4/30/30	$ 951,300
500,000(b)(f)+	Isosceles Re 2024, 4/30/30	479,250
250,000(b)(f)+	Isosceles Re 2024, 4/30/30	241,075
		$1,671,625

	Windstorm – U.S. — 0.1%
3,000,000(b)(f)+	PI0048 RE 2024, 11/30/27	$ 2,745,704
2,250,000(b)(f)+	PI0049 Aberystwyth, 11/30/27	2,034,086
		$4,779,790

	Windstorm – U.S. Multistate — 0.0%†
2,500,000(f)+	White Heron Re, 5/31/29	$ 65,071
	Windstorm – U.S. Regional — 0.0%†
1,500,000(b)(f)+	Oakmont Re 2024, 4/1/30	$ 1,428,306
	Total Collateralized Reinsurance	$20,023,261

	Reinsurance Sidecars — 0.8%
	Multiperil – U.S. — 0.0%†
2,500,000(f)+	Carnoustie Re 2023, 12/31/28	$ 187,207
1,500,000(g)+	Harambee Re 2019, 12/31/24	3,150
		$190,357

	Multiperil – Worldwide — 0.8%
1,000,000(b)(g)+	Alturas Re 2021-3, 7/31/25	$ 44,900
24,956(g)+	Alturas Re 2022-2, 12/31/27	1,967
750,000(f)+	Bantry Re 2021, 12/31/24	7,500
4,000,000(b)(f)+	Bantry Re 2024, 12/31/29	4,317,930
1,500,000(b)(f)+	Berwick Re 2024-1, 12/31/29	1,591,224
2,500,000(b)(f)+	Carnoustie Re 2024, 12/31/29	2,666,891
3,000,000(f)+	Eccleston Re 2023, 11/30/28	231,800
74,892(b)(f)+	Eden Re II, 3/21/25 (144A)	15,188
54,774(b)(f)+	Eden Re II, 3/21/25 (144A)	8,873
500,000(b)(f)+	Gleneagles Re 2021, 12/31/24	50
3,000,000(b)(f)+	Gullane Re 2024, 12/31/29	3,058,124
250,000(b)(g)+	Lion Rock Re 2021, 12/31/24	11,000
2,000,000(b)(f)+	Merion Re 2021-2, 12/31/24	120,000
2,500,000(b)(f)+	Pangaea Re 2024-1, 12/31/29	2,697,478
3,000,000(b)(f)+	Pangaea Re 2024-3, 7/1/28	3,045,000
The accompanying notes are an integral part of these financial statements.
22Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
3,000,000(b)(f)+	Sector Re V, 12/1/28 (144A)	$ 3,567,585
1,000,000(b)(g)+	Thopas Re 2020, 12/31/24	200
1,500,000(g)+	Thopas Re 2021, 12/31/24	15,600
2,500,000(g)+	Thopas Re 2023, 12/31/28	—
2,500,000(b)(g)+	Thopas Re 2024, 12/31/29	2,831,000
1,500,000(g)+	Torricelli Re 2021, 7/31/25	7,500
2,500,000(g)+	Torricelli Re 2023, 6/30/29	33,250
3,000,000(b)(f)+	Torricelli Re 2024, 6/30/30	3,077,430
1,500,000(g)+	Viribus Re 2019, 12/31/24	—
1,000,000(b)(g)+	Viribus Re 2020, 12/31/24	33,200
2,000,000(g)+	Viribus Re 2023, 12/31/28	409,800
333,333(b)(g)+	Viribus Re 2024, 12/31/29	401,766
600,000(b)(f)+	Woburn Re 2019, 12/31/24	82,591
		$28,277,847

	Total Reinsurance Sidecars	$28,468,204

	Total Insurance-Linked Securities (Cost $110,942,446)	$114,551,165

Principal Amount USD ($)
	Foreign Government Bonds — 0.9% of Net Assets
	Hungary — 0.1%
HUF1,441,490,000	Hungary Government Bond, 4.500%, 5/27/32	$ 3,545,565
	Total Hungary	$3,545,565

	Indonesia — 0.3%
IDR161,493,000,000	Indonesia Treasury Bond, 6.875%, 4/15/29	$ 9,980,089
	Total Indonesia	$9,980,089

	Philippines — 0.3%
PHP576,400,000	Philippine Government Bond, 6.750%, 9/15/32	$ 10,217,580
	Total Philippines	$10,217,580

	Russia — 0.0%†
RUB61,885,000(h)+#	Russian Federal Bond - OFZ, 7.700%, 3/23/33	$ —
RUB59,074,000(h)+#	Russian Federal Bond - OFZ, 8.150%, 2/3/27	—
	Total Russia	$—

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2423

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	South Africa — 0.2%
ZAR153,782,964	Republic of South Africa Government Bond, 8.250%, 3/31/32	$ 7,585,922
	Total South Africa	$7,585,922

	Trinidad — 0.0%†
2,113,000	Trinidad & Tobago Government International Bond, 4.500%, 8/4/26 (144A)	$ 2,066,514
	Total Trinidad	$2,066,514

	Total Foreign Government Bonds (Cost $36,153,495)	$33,395,670

Shares
	Closed-End Fund — 0.3% of Net Assets
3,897,472	Aberdeen Asia-Pacific Income Fund, Inc.	$ 10,912,922
	Total Closed-End Fund (Cost $10,596,156)	$10,912,922

Principal Amount USD ($)
	Equity Linked Notes — 19.8% of Net Assets
	Air Freight & Logistics — 0.1%
40,700	Mizuho Markets Cayman LP (United Parcel Service, Inc.), 10.05%, 2/7/25	$ 5,430,581
	Total Air Freight & Logistics	$5,430,581

	Apparel Retail — 0.2%
13,600	Mizuho Markets Cayman LP (Lululemon Athletica, Inc.), 12.10%, 4/30/25	$ 3,848,922
8,200	Wells Fargo Bank NA (Lululemon Athletica, Inc.), 11.03%, 4/10/25	2,349,874
	Total Apparel Retail	$6,198,796

	Banks — 2.3%
170,500	BNP Paribas Issuance BV (Truist Financial Corp.), 14.02%, 11/26/24 (144A)	$ 5,986,765
63,200	Canadian Imperial Bank of Commerce (eBay, Inc.), 9.80%, 6/17/25	3,410,872
102,200	Canadian Imperial Bank of Commerce (Gilead Sciences, Inc.), 9.00%, 7/1/25	7,404,487
488,100	Canadian Imperial Bank of Commerce (Lyft, Inc.), 21.85%, 7/1/25	6,437,697
The accompanying notes are an integral part of these financial statements.
24Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Banks — (continued)
82,100	Canadian Imperial Bank of Commerce (Newmont Corp.), 12.92%, 6/17/25	$ 3,707,472
205,900	Canadian Imperial Bank of Commerce (Pinterest, Inc.), 14.80%, 5/12/25	7,123,975
25,300	Royal Bank of Canada (Advanced Micro De), 9/24/24 (144A)	3,642,315
602,700	Royal Bank of Canada (Barrick Gold Corp.), 8/6/25 (144A)	11,029,410
230,700	Royal Bank of Canada (Newmont Corp.), 8/6/25 (144A)	11,094,363
49,400	Toronto-Dominion Bank (Advanced Micro Devices, Inc.), 16.43%, 6/6/25	7,750,366
236,800	Toronto-Dominion Bank (PayPal Holdings, Inc.), 12.95%, 7/11/25	14,728,960
	Total Banks	$82,316,682

	Beverages — 0.6%
39,000	BNP Paribas Issuance BV (Celsius Holdings, Inc.), 25.25%, 10/18/24 (144A)	$ 5,513,040
61,400	Citigroup Global Markets Holdings, Inc. (Celsius Holdings), 23.44%, 7/9/25 (144A)	3,133,549
54,500	Citigroup Global Markets Holdings, Inc. (Celsius Holdings, Inc.), 21.55%, 1/30/25 (144A)	2,548,965
54,500	Goldman Sachs International (Celsius Holdings), 22.87%, 7/1/25	2,881,143
24,300	Toronto-Dominion Bank (Celsius Holdings, Inc.), 21.30%, 10/22/24	3,449,871
170,600	Toronto-Dominion Bank (DraftKings, Inc.), 18.43%, 10/27/25	6,044,358
	Total Beverages	$23,570,926

	Biotechnology — 0.1%
43,800	Bank of America NA (Vaxcyte Ltd.), 21.37%, 3/25/25	$ 2,917,956
	Total Biotechnology	$2,917,956

	Broadline Retail — 0.9%
81,900	BNP Paribas Issuance BV (Alibaba Group Holding Ltd.), 14.24%, 2/7/25 (144A)	$ 6,312,033
101,200	Canadian Imperial Bank of Commerce (Alibaba Group Holding Ltd.), 15.25%, 8/20/24	8,144,475
134,800	Mizuho Markets Cayman LP (eBay, Inc.), 11.13%, 11/26/24	5,943,938
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2425

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Broadline Retail — (continued)
78,500	Wells Fargo Bank NA (Alibaba Group Holding Ltd.), 14.61%, 2/3/25	$ 6,130,065
37,400	Wells Fargo Bank NA (Amazon.com, Inc.), 10.07%, 1/30/25	6,151,178
	Total Broadline Retail	$32,681,689

	Communications Equipment — 0.0%†
106,500	Mizuho Markets Cayman LP (Netgear, Inc.), 14.00%, 3/18/25	$ 1,570,662
	Total Communications Equipment	$1,570,662

	Computer Hardware — 0.2%
102,700	Wells Fargo Bank NA (Western Digital Corp.), 14.08%, 3/25/25	$ 6,348,914
	Total Computer Hardware	$6,348,914

	Consumer Finance — 0.3%
78,900	Mizuho Markets Cayman LP (Aercap Holdings NV), 9.28%, 11/26/24	$ 5,896,236
79,200	Mizuho Markets Cayman LP (Aercap Holdings NV), 9.65%, 8/8/24	5,636,664
	Total Consumer Finance	$11,532,900

	Containers & Packaging — 0.2%
132,000	Mizuho Markets Cayman LP (Campbell Soup Company), 9.77%, 11/26/24	$ 5,776,980
	Total Containers & Packaging	$5,776,980

	Credit Services — 2.1%
59,700	Canadian Imperial Bank of Commerce (PayPal Holdings, Inc.), 14.15%, 8/14/24	$ 3,962,349
70,700(i)	JP Morgan Structured Products BV (PayPal Holdings, Inc.), 13.47%, 12/11/24	4,337,452
143,000(i)	JP Morgan Structured Products BV (PayPal Holdings, Inc.), 14.13%, 11/13/24	8,449,269
96,000(i)	JP Morgan Structured Products BV (PayPal Holdings, Inc.), 14.43%, 2/13/25	6,118,051
95,000	Mizuho Markets Cayman LP (PayPal Holdings, Inc.), 13.80%, 11/19/24	5,712,350
460,200	Toronto-Dominion Bank (PayPal Holdings, Inc.), 14.97%, 10/22/24	28,571,517
104,000	Wells Fargo Bank NA (PayPal Holdings, Inc.), 13.86%, 2/19/25	6,281,600
The accompanying notes are an integral part of these financial statements.
26Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Credit Services — (continued)
94,400	Wells Fargo Bank NA (PayPal Holdings, Inc.), 14.28%, 2/7/25	$ 6,055,760
86,000	Wells Fargo Bank NA (PayPal Holdings, Inc.), 14.73%, 1/30/25	5,620,960
	Total Credit Services	$75,109,308

	Electrical Equipment — 0.1%
40,800	Toronto-Dominion Bank (Generac Holdings, Inc.), 17.31%, 8/12/24	$ 5,244,355
	Total Electrical Equipment	$5,244,355

	Electronic Equipment, Instruments & Components — 0.2%
83,700	Mizuho Markets Cayman LP (Vertiv Holdings Co.), 21.00%, 7/30/25	$ 6,946,012
	Total Electronic Equipment, Instruments & Components	$6,946,012

	Footwear & Accessories — 0.1%
60,300	BNP Paribas Issuance BV (Crocs, Inc.), 18.17%, 10/22/24 (144A)	$ 5,708,857
	Total Footwear & Accessories	$5,708,857

	Healthcare-Services — 0.9%
15,900	Citigroup Global Markets Holdings, Inc. (Humana, Inc.), 9.58%, 2/11/25 (144A)	$ 5,673,518
67,200	Merrill Lynch BV (The Cigna Group), 9.50%, 11/26/24	20,723,472
15,800	Royal Bank of Canada (Humana, Inc.), 8.45%, 10/3/24 (144A)	5,790,384
	Total Healthcare-Services	$32,187,374

	Household Products — 0.2%
76,100	Mizuho Markets Cayman LP (The Estee Lauder Companies, Inc.), 15.50%, 11/12/24	$ 7,634,352
	Total Household Products	$7,634,352

	Internet & Direct Marketing Retail — 0.7%
79,700	Citigroup Global Markets Holdings, Inc. (Alibaba Group Holding Ltd.), 15.45%, 8/20/24 (144A)	$ 6,324,593
35,000	Citigroup Global Markets Holdings, Inc. (Amazon.com, Inc.), 9.64%, 2/12/25 (144A)	6,102,600
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2427

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Internet & Direct Marketing Retail — (continued)
130,800	Mizuho Markets Cayman LP (eBay, Inc.), 10.97%, 3/10/25	$ 6,637,054
34,400	Toronto-Dominion Bank (Amazon.com, Inc.), 10.07%, 2/20/25	6,117,180
	Total Internet & Direct Marketing Retail	$25,181,427

	Internet Content & Information — 0.0%†
51,100	Toronto-Dominion Bank (Trump Media & Technology Group), 122.50%, 8/20/24	$ 1,629,835
	Total Internet Content & Information	$1,629,835

	IT Services — 0.2%
55,200	Russian Commercial Bank (Advanced Micro Devices, Inc.), 17.40%, 11/8/24 (144A)	$ 5,887,908
	Total IT Services	$5,887,908

	Leisure Products — 0.2%
163,200	BNP Paribas Issuance BV (Yeti Holdings, Inc.), 14.85%, 5/22/25 (144A)	$ 6,462,720
	Total Leisure Products	$6,462,720

	Machinery — 0.5%
117,800	Citigroup Global Markets Holdings, Inc. (Generac Holdings, Inc.), 18.72%, 11/12/24 (144A)	$ 12,395,764
51,500	Wells Fargo Bank NA (Generac Holdings, Inc.), 15.36%, 2/7/25	6,568,310
	Total Machinery	$18,964,074

	Medical Distribution — 0.2%
57,900	Citigroup Global Markets Holdings, Inc. (Cardinal Health, Inc.), 7.79%, 2/11/25 (144A)	$ 5,812,581
	Total Medical Distribution	$5,812,581

	Metals & Mining — 2.9%
276,700	Citigroup Global Markets Holdings, Inc. (Teck Resources Ltd.), 12.40%, 4/10/25 (144A)	$ 13,015,968
146,200	Citigroup Global Markets Holdings, Inc. (Teck Resources Ltd.), 12.94%, 4/8/25 (144A)	6,877,248
151,900	Citigroup Global Markets Holdings, Inc. (Teck Resources Ltd.), 13.95%, 1/30/25 (144A)	6,332,711
The accompanying notes are an integral part of these financial statements.
28Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Metals & Mining — (continued)
150,900	Citigroup Global Markets Holdings, Inc. (Teck Resources Ltd.), 14.01%, 11/26/24 (144A)	$ 6,009,668
233,700(i)	JP Morgan Structured Products BV (Barrick Gold Corp.), 11.86%, 12/11/24	4,115,878
1,260,400(i)	JP Morgan Structured Products BV (Barrick Gold Corp.), 12.49%, 12/4/24	21,192,870
394,500	Merrill Lynch BV (Barrick Gold Corp.), 11.83%, 6/5/25	6,996,457
401,300	Merrill Lynch BV (Newmont Corp.), 12.96%, 6/5/25	18,168,857
150,600	Merrill Lynch BV (Teck Resources Ltd.), 11.60%, 3/21/25	6,785,283
1,011,800	Wells Fargo Bank NA (Barrick Gold Corp.), 11.98%, 3/21/25	17,180,364
	Total Metals & Mining	$106,675,304

	Oil, Gas & Consumable Fuels — 1.8%
573,400	Canadian Imperial Bank of Commerce (Kosmos Energy Ltd.), 15.90%, 3/18/25	$ 3,124,457
476,900	Canadian Imperial Bank of Commerce (Marathon Oil Corp.), 13.40%, 9/24/24	13,398,792
160,900	Canadian Imperial Bank of Commerce (Range Resources Corp.), 14.80%, 9/24/24	5,158,293
468,500	Citigroup Global Markets Holdings, Inc. (Marathon Oil Corp.), 11.76%, 3/31/25 (144A)	12,979,792
245,000	Goldman Sachs International (Range Resources Corp.), 14.65%, 3/6/25	7,876,750
270,700(i)	JP Morgan Structured Products BV (Marathon Oil Corp.), 13.10%, 12/4/24	7,146,155
565,600	Toronto-Dominion Bank (Kosmos Energy Ltd.), 16.70%, 3/25/25	3,192,812
79,000	Toronto-Dominion Bank (Occidental Petroleum Corp.), 10.53%, 9/24/24	4,884,965
123,600	Toronto-Dominion Bank (Occidental Petroleum Corp.), 12.15%, 10/22/24	7,713,876
	Total Oil, Gas & Consumable Fuels	$65,475,892

	Rental & Leasing Services — 0.5%
113,400	Mizuho Markets Cayman LP (AerCap Holdings NV), 8.11%, 3/25/25	$ 9,886,099
72,200	Mizuho Markets Cayman LP (AerCap Holdings NV), 8.72%, 7/25/25	6,804,308
	Total Rental & Leasing Services	$16,690,407

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2429

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Semiconductors & Semiconductor Equipment — 2.1%
219,000	BNP Paribas Issuance BV (Allegro Microsystems, Inc.), 15.91%, 3/25/25 (144A)	$ 5,266,950
113,600	BNP Paribas Issuance BV (Micron Technology, Inc.), 13.72%, 10/22/24 (144A)	8,695,841
37,700	BNP Paribas Issuance BV (Qualcomm, Inc.), 12.54%, 3/25/25	6,162,065
61,900	Goldman Sachs International (Advanced Micro Devices, Inc.), 16.67%, 5/8/25	9,326,164
91,400	HSBC Bank Plc (On Semiconductor Corp.), 8/7/25	7,216,487
88,500(i)	JP Morgan Structured Products BV (Advanced Micro Devices, Inc.), 15.36%, 12/5/24	11,186,435
48,700	Merrill Lynch BV (Axcelis Technologies, Inc.), 15.81%, 7/11/25	6,461,760
71,000	Mizuho Markets Cayman LP (Microchip Technology Incorporated), 12.53%, 4/30/25	6,185,662
51,800	Wells Fargo Bank NA (Advanced Micro Devices, Inc.), 16.15%, 1/28/25	7,747,208
56,000	Wells Fargo Bank NA (Qualcomm Incorporated), 12.16%, 4/10/25	9,492,560
	Total Semiconductors & Semiconductor Equipment	$77,741,132

	Software — 1.5%
102,000	BNP Paribas Issuance BV (Uber Technologies, Inc.), 13.77%, 5/22/25 (144A)	$ 6,508,620
84,700	Canadian Imperial Bank of Commerce (Zoom Video Communications, Inc.), 14.20% (N/A + 0 bps), 12/4/24	5,331,509
76,400	Citigroup Global Markets Holdings, Inc. (Uber Technologies, Inc.), 13.89%, 2/25/25 (144A)	5,194,818
112,600	Goldman Sachs International (Affirm Holdings, Inc.), 27.61%, 7/1/25	3,258,644
217,200	Goldman Sachs International (Affirm Holdings, Inc.), 28.05%, 6/2/25	6,416,088
161,600(i)	JP Morgan Structured Products BV (Zoom Video Communications, Inc.), 13.02%, 3/7/25	10,307,915
57,300	Mizuho Markets Cayman LP (Zoom Video Communications, Inc.), 7/30/25	3,293,976
The accompanying notes are an integral part of these financial statements.
30Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Software — (continued)
111,500	Wells Fargo Bank NA (Zoom Video Communications, Inc.), 11.58%, 6/10/25	$ 6,741,290
93,100	Wells Fargo Bank NA (Zoom Video Communications, Inc.), 12.36%, 3/18/25	5,848,542
	Total Software	$52,901,402

	Speciality Chemicals — 0.2%
27,600	Goldman Sachs International (Air Products and Chemicals, Inc.), 9.96%, 4/29/25	$ 6,778,146
	Total Speciality Chemicals	$6,778,146

	Speciality Industrial Machinery — 0.5%
78,200	Wells Fargo Bank NA (Generac Holdings Inc.), 15.00%, 2/25/25	$ 10,284,864
51,000	Wells Fargo Bank NA (Generac Holdings, Inc.), 15.50%, 4/10/25	7,021,680
	Total Speciality Industrial Machinery	$17,306,544

	Total Equity Linked Notes (Cost $713,934,029)	$718,683,716

	U.S. Government and Agency Obligations — 11.7% of Net Assets
3,351,636	Federal Home Loan Mortgage Corp., 2.500%, 2/1/51	$ 2,873,244
3,979,274	Federal Home Loan Mortgage Corp., 2.500%, 7/1/51	3,406,872
1,682,555	Federal Home Loan Mortgage Corp., 2.500%, 11/1/51	1,439,967
492,791	Federal Home Loan Mortgage Corp., 2.500%, 2/1/52	421,544
585,843	Federal Home Loan Mortgage Corp., 3.000%, 8/1/50	521,701
1,754,230	Federal Home Loan Mortgage Corp., 3.000%, 8/1/50	1,567,262
2,154,375	Federal Home Loan Mortgage Corp., 3.000%, 8/1/52	1,915,912
8,574,369	Federal Home Loan Mortgage Corp., 4.500%, 10/1/53	8,352,206
7,560,153	Federal Home Loan Mortgage Corp., 5.000%, 5/1/53	7,458,800
7,037,108	Federal Home Loan Mortgage Corp., 5.500%, 8/1/52	7,069,553
8,299,796	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	8,317,899
2,460,839	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	2,468,275
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2431

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
17,642,519	Federal Home Loan Mortgage Corp., 5.500%, 6/1/53	$ 17,704,407
19,714,769	Federal Home Loan Mortgage Corp., 5.500%, 6/1/53	19,768,332
17,149,631	Federal Home Loan Mortgage Corp., 5.500%, 7/1/53	17,176,170
13,475,702	Federal Home Loan Mortgage Corp., 5.500%, 9/1/53	13,530,035
23,388,731	Federal Home Loan Mortgage Corp., 5.500%, 10/1/53	23,480,315
4,719,765	Federal Home Loan Mortgage Corp., 5.500%, 12/1/53	4,735,068
2,220,400	Federal Home Loan Mortgage Corp., 6.500%, 9/1/53	2,293,041
1,402,007	Federal Home Loan Mortgage Corp., 6.500%, 9/1/53	1,452,033
7,912,350	Federal Home Loan Mortgage Corp., 6.500%, 10/1/53	8,134,804
7,756,773	Federal Home Loan Mortgage Corp., 6.500%, 10/1/53	8,032,066
6,661,075	Federal National Mortgage Association, 2.500%, 8/1/50	5,731,732
7,740,731	Federal National Mortgage Association, 2.500%, 5/1/51	6,635,405
15,960,747	Federal National Mortgage Association, 2.500%, 11/1/51	13,704,202
7,108,561	Federal National Mortgage Association, 2.500%, 11/1/51	6,100,698
316,112	Federal National Mortgage Association, 2.500%, 1/1/52	270,535
9,513,479	Federal National Mortgage Association, 2.500%, 2/1/52	8,127,762
347,328	Federal National Mortgage Association, 3.000%, 4/1/51	308,679
10,498,962	Federal National Mortgage Association, 3.000%, 11/1/51	9,291,773
11,666,205	Federal National Mortgage Association, 4.500%, 5/1/53	11,295,600
14,350,641	Federal National Mortgage Association, 5.000%, 4/1/53	14,135,721
12,216,543	Federal National Mortgage Association, 5.000%, 8/1/53	12,184,437
6,174,576	Federal National Mortgage Association, 5.500%, 8/1/52	6,185,510
The accompanying notes are an integral part of these financial statements.
32Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
845,933	Federal National Mortgage Association, 5.500%, 4/1/53	$ 847,091
20,298,187	Federal National Mortgage Association, 5.500%, 8/1/53	20,352,590
10,677,872	Federal National Mortgage Association, 5.500%, 8/1/53	10,708,688
7,926,239	Federal National Mortgage Association, 5.500%, 9/1/53	7,940,221
28,598,747	Federal National Mortgage Association, 5.500%, 9/1/53	28,671,348
34,186,783	Federal National Mortgage Association, 5.500%, 9/1/53	34,295,875
28,446,372	Federal National Mortgage Association, 5.500%, 10/1/53	28,513,092
1,884,911	Federal National Mortgage Association, 5.500%, 1/1/54	1,891,835
2,575,403	Federal National Mortgage Association, 5.500%, 2/1/54	2,587,018
224,956	Federal National Mortgage Association, 6.500%, 2/1/53	230,743
3,303,655	Federal National Mortgage Association, 6.500%, 7/1/53	3,442,030
3,614,314	Federal National Mortgage Association, 6.500%, 7/1/53	3,769,176
5,010,741	Federal National Mortgage Association, 6.500%, 9/1/53	5,217,198
4,967,028	Federal National Mortgage Association, 6.500%, 9/1/53	5,160,921
4,283,114	Federal National Mortgage Association, 6.500%, 9/1/53	4,476,404
7,318,564	Federal National Mortgage Association, 6.500%, 10/1/53	7,582,604
	Total U.S. Government and Agency Obligations (Cost $414,885,670)	$421,778,394

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2433

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value

SHORT TERM INVESTMENTS — 3.0% of Net Assets
Repurchase Agreements — 2.5%
67,500,000	Bank of America, 5.33%, dated 7/31/2024,
to be purchased on 8/1/2024 for $67,509,994,
collateralized by the following:
$66,360,665, U.S. Treasury Bond,
2.75%, 11/15/2042,
$1,268,437, U.S. Treasury Strip Coupon, 5/15/2045,
	$1,220,899, U.S. Treasury Strip Principal, 11/15/2042	$ 67,500,000
25,810,000	Bank of America, 5.34%, dated 7/31/2024, to be purchased on 8/1/2024 for $25,813,828, collateralized by the following: $24,815,019, Federal Home Loan Mortgage Corporation, 4.51%–6.27%, 4/1/2046-5/1/2054, $1,511,183, Federal National Mortgage Association, 3.70%, 9/1/2034	25,810,000
$93,310,000

Foreign Treasury Obligations — 0.3%
EGP605,475,000(i)(j)	Egypt Treasury Bills, 25.951%, 6/3/25	$ 10,224,481
$10,224,481

Shares
	Open-End Fund — 0.2%
7,130,754(k)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 7,130,754
		$7,130,754

	TOTAL SHORT TERM INVESTMENTS (Cost $111,033,867)	$110,665,235

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.6% (Cost $3,245,625,136)	$3,573,974,595
	OTHER ASSETS AND LIABILITIES — 1.4%	$49,745,690
	net assets — 100.0%	$3,623,720,285

The accompanying notes are an integral part of these financial statements.
34Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(G.D.R.)	Global Depositary Receipts.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At July 31, 2024, the value of these securities amounted to $746,877,623, or 20.6% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2024.
(b)	Non-income producing security.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at July 31, 2024.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2024.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	Security is in default.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Rate shown represents yield-to-maturity.
(k)	Rate periodically changes. Rate disclosed is the 7-day yield at July 31, 2024.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	4/12/2023	$1,500,000	$1,501,500
Alamo Re	4/4/2024	500,000	506,005
Alamo Re	4/4/2024	250,000	250,723
Alturas Re 2021-3	7/1/2021	104,510	44,900
Alturas Re 2022-2	4/11/2023	—	1,967
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2435

Schedule of Investments  |  7/31/24 (continued)
Restricted Securities	Acquisition date	Cost	Value
Aquila Re	5/10/2023	$500,000	$510,000
Aquila Re	5/10/2023	250,000	256,250
Aquila Re	4/26/2024	500,000	497,252
Atlas Capital	5/17/2023	1,250,000	1,251,375
Atlas Re	5/24/2024	750,000	795,000
Bantry Re 2021	1/11/2021	—	7,500
Bantry Re 2024	2/1/2024	3,952,974	4,317,930
Berwick Re 2024-1	1/10/2024	1,500,000	1,591,224
Blue Ridge Re	11/14/2023	750,000	742,500
Blue Ridge Re	11/14/2023	1,250,000	1,254,263
Bonanza Re	12/15/2020	500,000	486,225
Bonanza Re	1/6/2023	250,000	252,000
Bonanza Re	7/25/2023	232,003	229,477
Cape Lookout Re	4/14/2023	1,752,749	1,767,500
Cape Lookout Re	3/12/2024	500,000	500,575
Carnoustie Re 2023	2/15/2023	—	187,207
Carnoustie Re 2024	1/17/2024	2,500,000	2,666,891
Cat Re 2001	11/14/2023	750,000	739,125
Citrus Re	4/27/2023	1,000,000	1,010,900
Cypress Re 2017	1/24/2017	2,353	70
Easton Re	5/16/2024	493,012	489,250
Eccleston Re 2023	7/13/2023	—	231,800
Eden Re II	12/14/2020	27,554	8,873
Eden Re II	1/25/2021	39,873	15,188
First Coast Re	3/24/2023	1,000,000	1,008,600
First Coast Re III Pte	3/4/2021	1,250,000	1,198,250
FloodSmart Re	2/23/2023	1,000,000	988,840
FloodSmart Re	2/29/2024	1,500,000	1,494,000
Four Lakes Re	12/22/2022	250,000	254,475
Four Lakes Re	12/8/2023	250,000	247,950
Four Lakes Re	12/8/2023	250,000	254,100
Galileo Re	12/4/2023	1,254,714	1,260,375
Galileo Re	12/4/2023	250,000	251,100
Gamboge Re	4/20/2023	—	35,402
Gamboge Re	5/9/2024	3,490,628	3,725,442
Gateway Re	2/3/2023	600,000	617,796
Gateway Re	3/11/2024	250,000	249,775
Gateway Re	3/11/2024	239,903	234,250
Gateway Re	6/24/2024	216,659	216,134
Gleneagles Re 2021	1/13/2021	9,150	50
Gullane Re 2024	2/14/2024	2,907,777	3,058,124
Harambee Re 2019	12/20/2018	—	3,150
Herbie Re	10/19/2020	500,000	472,200
High Point Re	12/1/2023	2,000,000	2,004,400
Integrity Re	3/23/2023	2,000,000	2,011,860
The accompanying notes are an integral part of these financial statements.
36Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Restricted Securities	Acquisition date	Cost	Value
International Bank for Reconstruction & Development	4/3/2024	$250,000	$246,525
International Bank for Reconstruction & Development	5/1/2024	250,000	253,175
Isosceles Re 2024	7/9/2024	927,062	951,300
Isosceles Re 2024	7/9/2024	469,761	479,250
Isosceles Re 2024	7/9/2024	237,105	241,075
Kendall Re	4/22/2024	1,000,000	1,020,000
Kilimanjaro II Re	6/24/2024	250,000	252,050
Kilimanjaro II Re	6/24/2024	750,000	757,200
Kilimanjaro III Re	4/8/2021	250,000	236,150
Kilimanjaro III Re	4/8/2021	250,000	230,060
Kilimanjaro III Re	4/8/2021	250,000	244,900
Lightning Re	3/20/2023	2,022,690	2,021,000
Lion Rock Re 2021	12/30/2020	65,784	11,000
Locke Tavern Re	3/23/2023	1,300,000	1,292,460
LUKOIL PJSC	4/3/2020	3,354,083	—
Magnit PJSC	4/15/2020	12,536,598	—
Mangrove Risk Solutions	6/17/2024	224,653	230,675
Marlon Re	5/24/2024	250,000	249,750
Mayflower Re	6/21/2024	1,000,000	1,000,400
Merion Re 2021-2	12/28/2020	544,188	120,000
Merion Re 2024-1	1/11/2024	843,568	939,532
Merna Re II	4/5/2023	1,300,000	1,322,750
Merna Re II	4/5/2023	1,600,000	1,611,360
Merna Re II	5/8/2024	750,000	750,225
Merna Re II	5/8/2024	750,000	744,825
Merna Re II	5/8/2024	1,500,000	1,488,750
Mona Lisa Re	6/22/2021	500,000	482,650
Mona Lisa Re	12/30/2022	1,000,000	1,026,100
Mystic Re	12/12/2023	1,747,541	1,754,200
Mystic Re IV	6/9/2021	1,749,722	1,717,625
Mystic Re IV	6/9/2021	500,000	479,850
Oakmont Re 2024	5/23/2024	1,331,036	1,428,306
Old Head Re 2024	1/5/2024	183,891	229,764
Palm Re	4/4/2024	250,000	248,400
Pangaea Re 2024-1	2/27/2024	2,500,000	2,697,478
Pangaea Re 2024-3	7/26/2024	3,000,000	3,045,000
PI0047 2024-1	1/26/2024	5,232,987	5,561,560
PI0048 RE 2024	6/12/2024	2,527,350	2,745,704
PI0049 Aberystwyth	7/1/2024	1,968,187	2,034,086
PI0051-Cheltenham Re 2024	7/1/2024	786,503	827,651
Pine Valley Re 2024	1/17/2024	414,596	465,390
Purple Re	4/2/2024	500,000	494,500
Queen Street Re	5/12/2023	1,500,000	1,504,800
Residential Re	10/30/2020	1,000,742	962,600
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2437

Schedule of Investments  |  7/31/24 (continued)
Restricted Securities	Acquisition date	Cost	Value
Residential Re	10/28/2021	$500,000	$462,100
Residential Re	10/28/2021	750,000	699,675
Residential Re	11/22/2022	500,000	499,800
Residential Re	1/17/2023	246,778	238,525
Residential Re	11/7/2023	1,250,000	1,206,125
Residential Re	11/7/2023	750,000	751,725
Rosneft Oil Co. PJSC	12/6/2019	9,625,119	—
Russian Federal Bond - OFZ	9/14/2021	836,485	—
Russian Federal Bond - OFZ	9/14/2021	888,826	—
Sakura Re	3/24/2021	500,000	497,600
Sanders Re	5/24/2023	650,000	666,835
Sanders Re	1/16/2024	750,000	763,500
Sanders Re II	5/24/2021	1,250,000	1,226,125
Sanders Re III	2/14/2023	766,584	772,480
Sanders Re III	3/24/2023	1,600,000	1,608,320
Sector Re V	12/4/2023	3,000,000	3,567,585
Solomon Re	6/12/2023	250,000	251,950
Sussex Re	1/27/2023	292,281	291,600
Sutter Re	6/6/2023	500,000	514,500
Thopas Re 2020	2/5/2020	—	200
Thopas Re 2021	12/30/2020	—	15,600
Thopas Re 2023	2/13/2023	—	—
Thopas Re 2024	2/2/2024	2,500,000	2,831,000
Topanga Re	10/5/2023	234,468	239,975
Torrey Pines Re	5/17/2024	250,000	254,225
Torrey Pines Re	5/17/2024	250,000	255,750
Torricelli Re 2021	7/1/2021	—	7,500
Torricelli Re 2023	7/19/2023	—	33,250
Torricelli Re 2024	7/25/2024	3,000,000	3,077,430
Ursa Re	4/12/2023	1,000,000	1,013,000
Viribus Re 2019	12/27/2018	—	—
Viribus Re 2020	3/12/2020	101,920	33,200
Viribus Re 2023	1/8/2023	—	409,800
Viribus Re 2024	3/19/2024	333,333	401,766
Vitality Re XIII	3/6/2023	1,708,190	1,738,450
Vitality Re XIV	1/25/2023	3,250,000	3,298,750
Vitality Re XIV	1/25/2023	600,000	612,360
Walton Health Re 2019	7/18/2019	—	62,964
Walton Heath Re 2021	6/28/2021	39,019	19
White Heron Re	8/30/2023	—	65,071
Woburn Re 2019	1/30/2019	68,648	82,591
X5 Retail Group NV (G.D.R.)	9/17/2020	1,738,218	—
Total Restricted Securities			$114,551,165
% of Net assets			3.2%
The accompanying notes are an integral part of these financial statements.
38Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation
TRY	455,000,000	USD	10,520,447	Goldman Sachs & Co.	1/30/25	$765,070
USD	31,082,227	CNY	220,000,000	JPMorgan Chase Bank NA	8/22/24	355,836
USD	66,096,314	EUR	60,573,468	State Street Bank & Trust Co.	10/25/24	270,634
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$1,391,540
FUTURES CONTRACTS
INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
1,663	U.S. 2 Year Note (CBT)	9/30/24	$341,464,697	$341,525,634	$60,937
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
280	NASDAQ 100 E-Mini	9/20/24	$(111,699,678)	$(109,229,400)	$2,470,278
1,706	S&P500 E-Mini	9/20/24	(469,383,893)	(474,097,400)	(4,713,507)
			$(581,083,571)	$(583,326,800)	$(2,243,229)
TOTAL FUTURES CONTRACTS			$(239,618,874)	$(241,801,166)	$(2,182,292)
CBT	Chicago Board of Trade.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CNY	— China Yuan Renminbi
EGP	— Egypt Pound
EUR	— Euro
HUF	— Hungary Forint
IDR	— Indonesian Rupiah
PHP	— Philippines Peso
RUB	— Russia Ruble
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South Africa Rand
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2439

Schedule of Investments  |  7/31/24 (continued)
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended July 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$120,561,677	$335,372,407
Other Long-Term Securities	$2,426,218,645	$1,447,931,747
At July 31, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,276,863,901 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$438,491,135
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(141,208,763)
Net unrealized appreciation	$297,282,372
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of July 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$10,251,321	$—	$10,251,321
Common Stocks
Construction & Engineering	—	16,324	—	16,324
Consumer Staples Distribution & Retail	—	—	—*	—*
Oil, Gas & Consumable Fuels	284,342,585	—	—*	284,342,585
All Other Common Stocks	1,370,838,463	—	—	1,370,838,463
Asset Backed Securities	—	97,440,588	180,000	97,620,588
Collateralized Mortgage Obligations	—	105,852,719	—	105,852,719
Commercial Mortgage-Backed Securities	—	30,124,402	—	30,124,402
Convertible Corporate Bonds	—	28,954,848	—	28,954,848
The accompanying notes are an integral part of these financial statements.
40Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$235,515,576	$—	$235,515,576
Rights/Warrants	—	470,667	—	470,667
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	6,655,288	6,655,288
Multiperil – Worldwide	—	—	5,423,181	5,423,181
Windstorm – North Carolina	—	—	1,671,625	1,671,625
Windstorm – U.S.	—	—	4,779,790	4,779,790
Windstorm – U.S. Multistate	—	—	65,071	65,071
Windstorm – U.S. Regional	—	—	1,428,306	1,428,306
Reinsurance Sidecars
Multiperil – U.S.	—	—	190,357	190,357
Multiperil – Worldwide	—	—	28,277,847	28,277,847
All Other Insurance-Linked Securities	—	66,059,700	—	66,059,700
Foreign Government Bonds
Russia	—	—	—*	—*
All Other Foreign Government Bonds	—	33,395,670	—	33,395,670
Closed-End Fund	10,912,922	—	—	10,912,922
Equity Linked Notes	—	718,683,716	—	718,683,716
U.S. Government and Agency Obligations	—	421,778,394	—	421,778,394
Repurchase Agreements	—	93,310,000	—	93,310,000
Foreign Treasury Obligations	—	10,224,481	—	10,224,481
Open-End Fund	7,130,754	—	—	7,130,754
Total Investments in Securities	$1,673,224,724	$1,852,078,406	$48,671,465	$3,573,974,595
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$—	$1,391,540	$—	$1,391,540
Net unrealized depreciation on futures contracts	(2,182,292)	—	—	(2,182,292)
Total Other Financial Instruments	$(2,182,292)	$1,391,540	$—	$(790,752)
*	Securities valued at $0.
Transfers are calculated on the beginning of period values. During the year ended July 31, 2024, a security valued at $200,250 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2441

Statement of Assets and Liabilities  |  7/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $3,245,625,136)	$3,573,974,595
Foreign currencies, at value (cost $3,400,723)	3,406,729
Futures collateral	23,182,470
Due from broker for futures	12,132,624
Unrealized appreciation on forward foreign currency exchange contracts	1,391,540
Receivables —
Investment securities sold	22,311,815
Fund shares sold	11,570,620
Dividends	5,230,108
Interest	12,841,722
Other assets	49,085
Total assets	$3,666,091,308
LIABILITIES:
Overdraft due to custodian	$943,266
Payables —
Investment securities purchased	18,010,912
Fund shares repurchased	10,386,111
Distributions	239,481
Trustees’ fees	15,500
Collateral due to broker for forward foreign currency exchange contracts	1,100,000
Variation margin for futures contracts	10,362,621
Management fees	226,708
Administrative expenses	51,590
Distribution fees	66,760
Accrued expenses	968,074
Total liabilities	$42,371,023
NET ASSETS:
Paid-in capital	$3,627,942,488
Distributable earnings (loss)	(4,222,203)
Net assets	$3,623,720,285
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $639,409,645/54,461,362 shares)	$11.74
Class C (based on $334,211,091/28,580,224 shares)	$11.69
Class K (based on $132,610,097/10,986,803 shares)	$12.07
Class R (based on $1,069,543/91,148 shares)	$11.73
Class Y (based on $2,516,419,909/215,168,035 shares)	$11.70
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.74 net asset value per share/100%-4.50% maximum sales charge)	$12.29
The accompanying notes are an integral part of these financial statements.
42Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Statement of Operations FOR THE YEAR ENDED 7/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $(25,565))	$153,680,209
Dividends from unaffiliated issuers (net of foreign taxes withheld $4,341,612)	65,041,012
Total Investment Income		$218,721,221
EXPENSES:
Management fees	$13,905,080
Administrative expenses	634,381
Transfer agent fees
Class A	217,856
Class C	160,578
Class K	77
Class R	946
Class Y	2,071,100
Distribution fees
Class A	1,357,435
Class C	2,872,860
Class R	5,201
Shareholder communications expense	115,731
Custodian fees	164,227
Registration fees	351,081
Professional fees	256,882
Printing expense	53,174
Officers’ and Trustees’ fees	186,861
Insurance expense	39,610
Miscellaneous	425,022
Total expenses		$22,818,102
Net investment income		$195,903,119
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$25,211,311
Class actions	243,368
Forward foreign currency exchange contracts	(793,894)
Futures contracts	(91,319,988)
Other assets and liabilities denominated in foreign currencies	(203,391)	$(66,862,594)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$201,532,474
Forward foreign currency exchange contracts	1,391,540
Futures contracts	16,085,793
Other assets and liabilities denominated in foreign currencies	(189,848)	$218,819,959
Net realized and unrealized gain (loss) on investments		$151,957,365
Net increase in net assets resulting from operations		$347,860,484
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2443

Statements of Changes in Net Assets
	Year Ended 7/31/24	Year Ended 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$195,903,119	$146,615,483
Net realized gain (loss) on investments	(66,862,594)	(101,301,896)
Change in net unrealized appreciation (depreciation) on investments	218,819,959	153,218,797
Net increase in net assets resulting from operations	$347,860,484	$198,532,384
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.83 and $0.63 per share, respectively)	$(39,611,131)	$(25,497,137)
Class C ($0.74 and $0.55 per share, respectively)	(18,783,070)	(12,769,214)
Class K ($0.88 and $0.68 per share, respectively)	(9,211,437)	(6,960,933)
Class R ($0.79 and $0.60 per share, respectively)	(72,410)	(50,189)
Class Y ($0.85 and $0.65 per share, respectively)	(151,839,491)	(82,359,534)
Total distributions to shareholders	$(219,517,539)	$(127,637,007)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,440,148,206	$1,255,867,301
Reinvestment of distributions	217,389,056	126,852,760
Cost of shares repurchased	(722,971,113)	(651,211,343)
Net increase in net assets resulting from Fund share transactions	$934,566,149	$731,508,718
Net increase in net assets	$1,062,909,094	$802,404,095
NET ASSETS:
Beginning of year	$2,560,811,191	$1,758,407,096
End of year	$3,623,720,285	$2,560,811,191
The accompanying notes are an integral part of these financial statements.
44Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

	Year Ended 7/31/24 Shares	Year Ended 7/31/24 Amount	Year Ended 7/31/23 Shares	Year Ended 7/31/23 Amount
Class A
Shares sold	16,404,204	$185,859,536	13,614,271	$150,475,084
Reinvestment of distributions	3,453,096	39,085,826	2,296,769	25,299,143
Less shares repurchased	(8,874,471)	(100,352,108)	(9,220,100)	(101,358,676)
Net increase	10,982,829	$124,593,254	6,690,940	$74,415,551
Class C
Shares sold	9,465,486	$106,825,813	5,901,728	$65,091,251
Reinvestment of distributions	1,658,481	18,697,055	1,163,826	12,765,742
Less shares repurchased	(6,312,772)	(71,100,436)	(6,403,436)	(70,277,889)
Net increase	4,811,195	$54,422,432	662,118	$7,579,104
Class K
Shares sold	1,162,226	$13,518,636	403,320	$4,615,552
Reinvestment of distributions	777,644	9,047,403	609,865	6,900,872
Less shares repurchased	(1,226,713)	(14,282,092)	(1,256,261)	(14,155,284)
Net increase (decrease)	713,157	$8,283,947	(243,076)	$(2,638,860)
Class R
Shares sold	23,477	$263,136	51,848	$568,684
Reinvestment of distributions	6,389	72,256	4,534	49,942
Less shares repurchased	(39,471)	(443,494)	(27,662)	(304,868)
Net increase (decrease)	(9,605)	$(108,102)	28,720	$313,758
Class Y
Shares sold	100,662,446	$1,133,681,085	94,190,114	$1,035,116,730
Reinvestment of distributions	13,333,554	150,486,516	7,445,204	81,837,061
Less shares repurchased	(47,730,938)	(536,792,983)	(42,488,849)	(465,114,626)
Net increase	66,265,062	$747,374,618	59,146,469	$651,839,165
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2445

Financial Highlights
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class A
Net asset value, beginning of period	$11.32	$10.98	$11.67	$10.17	$10.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.73	$0.73	$0.63	$0.65	$0.62
Net realized and unrealized gain (loss) on investments	0.52	0.24	(0.67)	1.41	(0.60)
Net increase (decrease) from investment operations	$1.25	$0.97	$(0.04)	$2.06	$0.02
Distributions to shareholders:
Net investment income	$(0.83)	$(0.63)	$(0.65)	$(0.56)	$(0.64)
Total distributions	$(0.83)	$(0.63)	$(0.65)	$(0.56)	$(0.64)
Net increase (decrease) in net asset value	$0.42	$0.34	$(0.69)	$1.50	$(0.62)
Net asset value, end of period	$11.74	$11.32	$10.98	$11.67	$10.17
Total return (b)	11.56%(c)	9.19%	(0.43)%	20.66%	0.28%
Ratio of net expenses to average net assets	0.83%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	6.50%	6.62%	5.51%	5.82%	6.01%
Portfolio turnover rate	62%	74%	73%	106%	126%
Net assets, end of period (in thousands)	$639,410	$492,295	$403,985	$356,626	$310,126
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.83%	0.86%	0.85%	0.88%	0.89%
Net investment income (loss) to average net assets	6.50%	6.61%	5.51%	5.79%	5.97%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended July 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class A's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
46Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class C
Net asset value, beginning of period	$11.28	$10.94	$11.63	$10.13	$10.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.64	$0.64	$0.54	$0.56	$0.54
Net realized and unrealized gain (loss) on investments	0.51	0.25	(0.67)	1.41	(0.61)
Net increase (decrease) from investment operations	$1.15	$0.89	$(0.13)	$1.97	$(0.07)
Distributions to shareholders:
Net investment income	$(0.74)	$(0.55)	$(0.56)	$(0.47)	$(0.56)
Total distributions	$(0.74)	$(0.55)	$(0.56)	$(0.47)	$(0.56)
Net increase (decrease) in net asset value	$0.41	$0.34	$(0.69)	$1.50	$(0.63)
Net asset value, end of period	$11.69	$11.28	$10.94	$11.63	$10.13
Total return (b)	10.64%(c)	8.38%	(1.20)%	19.78%	(0.62)%
Ratio of net expenses to average net assets	1.60%	1.62%	1.61%	1.64%	1.65%
Ratio of net investment income (loss) to average net assets	5.73%	5.85%	4.72%	5.04%	5.20%
Portfolio turnover rate	62%	74%	73%	106%	126%
Net assets, end of period (in thousands)	$334,211	$268,091	$252,795	$296,575	$312,559
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.60%	1.62%	1.61%	1.64%	1.66%
Net investment income (loss) to average net assets	5.73%	5.85%	4.72%	5.04%	5.19%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended July 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class C's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2447

Financial Highlights  (continued)
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class K
Net asset value, beginning of period	$11.64	$11.28	$12.02	$10.47	$11.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.79	$0.78	$0.69	$0.70	$0.67
Net realized and unrealized gain (loss) on investments	0.52	0.26	(0.73)	1.46	(0.63)
Net increase (decrease) from investment operations	$1.31	$1.04	$(0.04)	$2.16	$0.04
Distributions to shareholders:
Net investment income	$(0.88)	$(0.68)	$(0.70)	$(0.61)	$(0.69)
Total distributions	$(0.88)	$(0.68)	$(0.70)	$(0.61)	$(0.69)
Net increase (decrease) in net asset value	$0.43	$0.36	$(0.74)	$1.55	$(0.65)
Net asset value, end of period	$12.07	$11.64	$11.28	$12.02	$10.47
Total return (b)	11.84%(c)	9.58%	(0.42)%	21.05%	0.44%
Ratio of net expenses to average net assets	0.54%	0.56%	0.55%	0.57%	0.58%
Ratio of net investment income (loss) to average net assets	6.79%	6.92%	5.79%	6.07%	6.30%
Portfolio turnover rate	62%	74%	73%	106%	126%
Net assets, end of period (in thousands)	$132,610	$119,558	$118,667	$139,556	$121,281
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.54%	0.56%	0.55%	0.57%	0.58%
Net investment income (loss) to average net assets	6.79%	6.92%	5.79%	6.07%	6.30%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended July 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class K's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
48Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class R
Net asset value, beginning of period	$11.32	$10.98	$11.64	$10.19	$10.83
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.70	$0.69	$0.59	$0.53	$0.53
Net realized and unrealized gain (loss) on investments	0.50	0.25	(0.66)	1.40	(0.60)
Net increase (decrease) from investment operations	$1.20	$0.94	$(0.07)	$1.93	$(0.07)
Distributions to shareholders:
Net investment income	$(0.79)	$(0.60)	$(0.59)	$(0.48)	$(0.57)
Total distributions	$(0.79)	$(0.60)	$(0.59)	$(0.48)	$(0.57)
Net increase (decrease) in net asset value	$0.41	$0.34	$(0.66)	$1.45	$(0.64)
Net asset value, end of period	$11.73	$11.32	$10.98	$11.64	$10.19
Total return (b)	11.10%(c)	8.84%	(0.71)%	19.27%	0.57%
Ratio of net expenses to average net assets	1.16%	1.20%	1.18%	1.80%	1.63%
Ratio of net investment income (loss) to average net assets	6.20%	6.26%	5.18%	4.82%	5.13%
Portfolio turnover rate	62%	74%	73%	106%	126%
Net assets, end of period (in thousands)	$1,070	$1,140	$791	$643	$1,470
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.16%	1.20%	1.18%	1.80%	1.63%
Net investment income (loss) to average net assets	6.20%	6.26%	5.18%	4.82%	5.13%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended July 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class R's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2449

Financial Highlights  (continued)
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class Y
Net asset value, beginning of period	$11.28	$10.94	$11.63	$10.13	$10.77
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.76	$0.75	$0.65	$0.67	$0.64
Net realized and unrealized gain (loss) on investments	0.51	0.24	(0.67)	1.41	(0.62)
Net increase (decrease) from investment operations	$1.27	$0.99	$(0.02)	$2.08	$0.02
Distributions to shareholders:
Net investment income	$(0.85)	$(0.65)	$(0.67)	$(0.58)	$(0.66)
Total distributions	$(0.85)	$(0.65)	$(0.67)	$(0.58)	$(0.66)
Net increase (decrease) in net asset value	$0.42	$0.34	$(0.69)	$1.50	$(0.64)
Net asset value, end of period	$11.70	$11.28	$10.94	$11.63	$10.13
Total return (b)	11.80%(c)	9.42%	(0.24)%	20.97%	0.27%
Ratio of net expenses to average net assets	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	6.70%	6.80%	5.71%	6.01%	6.20%
Portfolio turnover rate	62%	74%	73%	106%	126%
Net assets, end of period (in thousands)	$2,516,420	$1,679,726	$982,169	$779,755	$586,958
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.64%	0.66%	0.66%	0.67%	0.68%
Net investment income (loss) to average net assets	6.70%	6.79%	5.70%	5.99%	6.17%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2024, the total return would have been 11.71%.
The accompanying notes are an integral part of these financial statements.
50Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Notes to Financial Statements  |  7/31/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer Multi-Asset Income Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2451

appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Equity-linked notes are valued by using market prices or quotations from one or more brokers or other sources, a pricing matrix, or other fair value methods or techniques to provide an estimated value of the security or instrument. Fixed-income securities are valued by using
52Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider suchfactors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case
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provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of July 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the
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net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2024, the Fund has not accrued any reserve for repatriation taxes related to capital gains.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At July 31, 2024, the Fund reclassified $1,249,275 to decrease distributable earnings and $1,249,275 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At July 31, 2024, the Fund was permitted to carry forward indefinitely $165,456,232 of short-term losses and $173,044,795 of long-term losses.
The tax character of distributions paid during the years ended July 31, 2024 and July 31, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$219,517,539	$127,637,007
Total	$219,517,539	$127,637,007
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The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$20,779,713
Capital loss carryforward	(338,501,027)
Other book/tax temporary differences	16,216,739
Net unrealized appreciation	297,282,372
Total	$(4,222,203)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the book/tax differences in the adjustments relating to insurance-linked securities, the tax treatment of premium and amortization, accrual of income on securities in default, tax basis adjustments on perpetual bonds, the mark to market of futures contracts, and tax basis adjustments on partnership holdings.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $260,494 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
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Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.
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For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military
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action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund has the flexibility to invest in a broad range of income-producing investments, including both debt securities and equity securities. The Fund may invest in the securities of issuers located throughout the world, including in emerging markets.
The Fund may invest in below-investment-grade (high-yield) debt securities. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The Fund may invest in equity-linked notes (ELNs). ELNs are structured products that consist of two main components: a fixed income
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component in the form of a bond or note paying a stated interest rate (premium), and an equity-linked component tied to the performance of one or more underlying reference securities (usually a single stock, a basket of stocks or a stock index). Under the structure, current payments typically are made in exchange for a limit on the capital appreciation potential of the reference securities during the term of the note. The ELN retains the downside risk associated with the reference securities. ELNs may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Investments in ELNs often have risks similar to their underlying reference securities, which may include market risk and, as applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying reference securities or a fixed income investment.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive
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distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at July 31, 2024 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
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The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
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Open repurchase agreements at July 31, 2024 are disclosed in the Schedule of Investments.
K.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended July 31, 2024 was $1,304,370. There were no open purchased options contracts at July 31, 2024.
L.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
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During the year ended July 31, 2024, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended July 31, 2024 was $6,456,495 and $38,473,029 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at July 31, 2024 are listed in the Schedule of Investments.
M.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2024, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of long position and short position futures contracts during the year ended July 31, 2024 were $78,397,186 and
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$623,546,313, respectively. Open futures contracts outstanding at July 31, 2024 are listed in the Schedule of Investments.
N.	Equity-Linked Notes
Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $5 billion. For the year ended July 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.47% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $226,708 in management fees payable to the Adviser at July 31, 2024.
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3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended July 31, 2024, the Fund paid $186,861 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At July 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $15,500 and a payable for administrative expenses of $51,590, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$24,997
Class C	13,044
Class K	276
Class R	329
Class Y	77,085
Total	$115,731
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2467

0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $66,760 in distribution fees payable to the Distributor at July 31, 2024.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2024, CDSCs in the amount of $48,455 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate (“SOFR”) plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit
68Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the year ended July 31, 2024, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2469

Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of July 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs & Co.	$765,070	$—	$—	$$(765,070)	$—
JPMorgan Chase Bank NA	355,836	—	—	(260,000)	95,836
State Street Bank & Trust Co.	270,634	—	—	—	270,634
Total	$1,391,540	$—	$—	$(1,025,070)	$366,470
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Goldman Sachs & Co.	$—	$—	$—	$—	$—
JPMorgan Chase Bank NA	—	—	—	—	—
State Street Bank & Trust Co.	—	—	—	—	—
Total	$—	$—	$—	$—	$—
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
70Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2471

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$1,391,540	$—	$—
Net unrealized appreciation on futures contracts^	60,937	—	—	—	—
Total Value	$60,937	$—	$1,391,540	$—	$—
Liabilities
Net unrealized depreciation on futures contracts^	$—	$—	$—	$2,243,229	$—
Total Value	$—	$—	$—	$2,243,229	$—

^	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$992,570	$—	$—	$(92,312,558)	$—
Forward foreign currency exchange contracts	—	—	(793,894)	—	—
Options purchased*	—	—	—	(9,036,288)	—
Total Value	$992,570	$—	$(793,894)	$(101,348,846)	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$(1,322,177)	$—	$—	$17,407,970	$—
Forward foreign currency exchange contracts	—	—	1,391,540	—	—
Options purchased**	—	—	—	3,352,335	—
Total Value	$(1,322,177)	$—	$1,391,540	$20,760,305	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1K). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1K). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
72Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

9. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2473

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Multi-Asset Income Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV), including the schedule of investments, as of July 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statements of changes in net assets for the year ended July 31, 2023 and the financial highlights for the years ended July 31, 2023, 2022, 2021, and 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 29, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
74Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 30, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Pioneer Multi-Asset Income Fund | Annual Report | 7/31/2475

Additional Information (unaudited)
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years, the years ended July 31, 2023 and July 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund,  as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
For the year ended July 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with our 2024 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 6.95%.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 56.77%.
76Pioneer Multi-Asset Income Fund | Annual Report | 7/31/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 25962-12-0924

Pioneer Balanced ESG Fund
Annual Report  |  July 31, 2024

A: AOBLX	C: PCBCX	K: PCBKX	R: CBPRX	Y: AYBLX

visit us: www.amundi.com/us

Pioneer Balanced ESG Fund | Annual Report | 7/31/241

Schedule of Investments  |  7/31/24
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 102.0%
	Senior Secured Floating Rate Loan Interests — 0.1% of Net Assets*(a)
	Building & Construction Products — 0.0%†
25,000	MI Windows and Doors LLC, 2024 Incremental Term Loan, 8.844% (Term SOFR + 350 bps), 3/28/31	$ 25,109
	Total Building & Construction Products	$25,109

	Chemicals-Diversified — 0.0%†
39,100	LSF11 A5 Holdco LLC, 2024 Refinancing Term Loan, 8.958% (Term SOFR + 350 bps), 10/15/28	$ 39,222
	Total Chemicals-Diversified	$39,222

	Computer Services — 0.0%†
110,000(b)	Amazon Holdco, Inc., Seven-Year Term Loan, 7/30/31	$ 110,413
	Total Computer Services	$110,413

	Cruise Lines — 0.0%†
35,000	LC Ahab US Bidco LLC, Initial Term Loan, 8.844% (Term SOFR + 350 bps), 5/1/31	$ 35,175
	Total Cruise Lines	$35,175

	Data Processing & Management — 0.1%
164,063	Iron Mountain Information Management LLC, Incremental Term B Loan , 7.344% (LIBOR + 175 bps), 1/2/26	$ 163,994
	Total Data Processing & Management	$163,994

	Electric-Generation — 0.0%†
58,677	Generation Bridge Northeast LLC, Term Loan B, 8.844% (Term SOFR + 350 bps), 8/22/29	$ 59,214
	Total Electric-Generation	$59,214

	Finance-Leasing Company — 0.0%†
71,118	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.945% (Term SOFR + 150 bps), 2/12/27	$ 71,201
	Total Finance-Leasing Company	$71,201

	Medical-Wholesale Drug Distribution — 0.0%†
55,683	Owens & Minor, Inc., Term B-1 Loan, 9.194% (Term SOFR + 375 bps), 3/29/29	$ 55,736
	Total Medical-Wholesale Drug Distribution	$55,736

	Total Senior Secured Floating Rate Loan Interests (Cost $556,734)	$560,064

The accompanying notes are an integral part of these financial statements.
2Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Shares		Value
	Common Stocks — 63.6% of Net Assets
	Automobiles — 0.4%
59,481	Honda Motor Co., Ltd. (A.D.R.)	$ 1,921,236
	Total Automobiles	$1,921,236

	Beverages — 0.8%
19,155	PepsiCo., Inc.	$ 3,307,494
	Total Beverages	$3,307,494

	Biotechnology — 2.6%
30,973	AbbVie, Inc.	$ 5,739,917
10,513(c)	Vertex Pharmaceuticals, Inc.	5,211,504
	Total Biotechnology	$10,951,421

	Building Products — 0.7%
41,236	Johnson Controls International Plc	$ 2,950,023
	Total Building Products	$2,950,023

	Capital Markets — 2.8%
58,811	Bank of New York Mellon Corp.	$ 3,826,832
20,663	CME Group, Inc.	4,002,630
46,550	State Street Corp.	3,955,353
	Total Capital Markets	$11,784,815

	Chemicals — 0.8%
12,301	Air Products and Chemicals, Inc.	$ 3,245,619
	Total Chemicals	$3,245,619

	Communications Equipment — 2.9%
124,848	Cisco Systems, Inc.	$ 6,048,885
15,764	Motorola Solutions, Inc.	6,288,575
	Total Communications Equipment	$12,337,460

	Construction Materials — 1.2%
59,567	CRH Plc	$ 5,104,892
	Total Construction Materials	$5,104,892

	Electrical Equipment — 3.1%
17,505	Eaton Corp. Plc	$ 5,335,349
82,204	Prysmian S.p.A.	5,652,854
30,381	Vertiv Holdings Co., Class A	2,390,984
	Total Electrical Equipment	$13,379,187

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/243

Schedule of Investments  |  7/31/24 (continued)
Shares		Value
	Electronic Equipment, Instruments & Components — 1.4%
24,456(c)	Keysight Technologies, Inc.	$ 3,413,324
17,225	TE Connectivity, Ltd.	2,658,334
	Total Electronic Equipment, Instruments & Components	$6,071,658

	Entertainment — 0.7%
32,701	Walt Disney Co.	$ 3,063,757
	Total Entertainment	$3,063,757

	Financial Services — 2.4%
42,809(c)	PayPal Holdings, Inc.	$ 2,815,976
27,520	Visa, Inc., Class A	7,311,238
	Total Financial Services	$10,127,214

	Food Products — 1.8%
118,659	Glanbia Plc	$ 2,374,462
79,092	Kraft Heinz Co.	2,784,829
39,585	Lamb Weston Holdings, Inc.	2,375,892
	Total Food Products	$7,535,183

	Health Care Equipment & Supplies — 0.8%
8,075(c)	Intuitive Surgical, Inc.	$ 3,590,226
	Total Health Care Equipment & Supplies	$3,590,226

	Health Care Providers & Services — 2.7%
62,955	Cardinal Health, Inc.	$ 6,347,753
14,855	Cigna Group	5,179,493
	Total Health Care Providers & Services	$11,527,246

	Insurance — 1.5%
14,241	Chubb, Ltd.	$ 3,925,674
49,393	Sun Life Financial, Inc.	2,450,387
	Total Insurance	$6,376,061

	Interactive Media & Services — 5.9%
145,852	Alphabet, Inc., Class A	$ 25,019,452
	Total Interactive Media & Services	$25,019,452

	Life Sciences Tools & Services — 0.5%
9,063(c)	IQVIA Holdings, Inc.	$ 2,231,582
	Total Life Sciences Tools & Services	$2,231,582

	Machinery — 0.7%
8,022	Deere & Co.	$ 2,984,024
	Total Machinery	$2,984,024

The accompanying notes are an integral part of these financial statements.
4Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Shares		Value
	Metals & Mining — 1.8%
9,458	Reliance, Inc.	$ 2,880,528
102,274	Teck Resources, Ltd., Class B	5,012,449
	Total Metals & Mining	$7,892,977

	Office REITs — 0.3%
77,968	Piedmont Office Realty Trust, Inc., Class A	$ 674,423
10,179	SL Green Realty Corp.	678,329
	Total Office REITs	$1,352,752

	Oil, Gas & Consumable Fuels — 3.9%
28,028	Phillips 66	$ 4,077,513
57,291	Shell Plc (A.D.R.)	4,194,847
60,570	Targa Resources Corp.	8,193,910
	Total Oil, Gas & Consumable Fuels	$16,466,270

	Personal Care Products — 0.5%
112,006	Kenvue, Inc.	$ 2,070,991
	Total Personal Care Products	$2,070,991

	Pharmaceuticals — 3.2%
12,544	Eli Lilly & Co.	$ 10,088,763
19,479	Merck KGaA	3,495,254
	Total Pharmaceuticals	$13,584,017

	Professional Services — 0.7%
11,383	Automatic Data Processing, Inc.	$ 2,989,403
	Total Professional Services	$2,989,403

	Semiconductors & Semiconductor Equipment — 4.7%
28,081(c)	Advanced Micro Devices, Inc.	$ 4,057,143
12,083	Analog Devices, Inc.	2,795,765
109,505	Intel Corp.	3,366,184
4,130	Lam Research Corp.	3,804,721
23,708	Microchip Technology, Inc.	2,104,796
21,541	QUALCOMM, Inc.	3,897,844
	Total Semiconductors & Semiconductor Equipment	$20,026,453

	Software — 6.3%
10,420(c)	Adobe, Inc.	$ 5,748,193
41,154	Microsoft Corp.	17,216,776
29,762	Oracle Corp.	4,150,311
	Total Software	$27,115,280

	Specialized REITs — 1.2%
20,196	Crown Castle, Inc.	$ 2,223,176
19,074	Digital Realty Trust, Inc.	2,851,372
	Total Specialized REITs	$5,074,548

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/245

Schedule of Investments  |  7/31/24 (continued)
Shares		Value
	Specialty Retail — 2.0%
48,736	TJX Cos., Inc.	$ 5,508,143
8,019(c)	Ulta Beauty, Inc.	2,926,053
	Total Specialty Retail	$8,434,196

	Technology Hardware, Storage & Peripherals — 2.2%
100,356(c)	Pure Storage, Inc., Class A	$ 6,014,335
2,295	Samsung Electronics Co., Ltd. (G.D.R.) (144A)	3,532,005
	Total Technology Hardware, Storage & Peripherals	$9,546,340

	Textiles, Apparel & Luxury Goods — 0.7%
11,938(c)	Lululemon Athletica, Inc.	$ 3,087,883
	Total Textiles, Apparel & Luxury Goods	$3,087,883

	Trading Companies & Distributors — 2.4%
54,840	AerCap Holdings NV	$ 5,152,218
23,955	Ferguson Plc	5,333,581
	Total Trading Companies & Distributors	$10,485,799

	Total Common Stocks (Cost $162,232,742)	$271,635,459

Principal Amount USD ($)
	Asset Backed Securities — 3.0% of Net Assets
53,268	Accelerated LLC, Series 2021-1H, Class C, 2.35%, 10/20/40 (144A)	$ 49,399
209,170	Affirm Asset Securitization Trust, Series 2024-X1, Class A, 6.27%, 5/15/29 (144A)	209,523
100,000	American Credit Acceptance Receivables Trust, Series 2024-3, Class D, 6.04%, 7/12/30 (144A)	100,932
300,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	307,481
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class C, 6.36%, 12/20/29 (144A)	102,721
230,000	Amur Equipment Finance Receivables XIV LLC, Series 2024-2A, Class D, 5.97%, 10/20/31 (144A)	230,331
300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 7.293% (1 Month Term SOFR + 196 bps), 8/15/34 (144A)	297,027
250,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class C, 7.637% (SOFR30A + 230 bps), 1/15/37 (144A)	244,040
400,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class C, 8.779% (1 Month Term SOFR + 345 bps), 5/15/37 (144A)	395,296
The accompanying notes are an integral part of these financial statements.
6Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-1A, Class B, 5.85%, 6/20/30 (144A)	$ 101,497
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-1A, Class C, 6.48%, 6/20/30 (144A)	123,459
181,223	Blackbird Capital II Aircraft Lease, Ltd., Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	162,335
160,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 7.637% (SOFR30A + 230 bps), 2/15/37 (144A)	155,002
90,723	BXG Receivables Note Trust, Series 2018-A, Class C, 4.44%, 2/2/34 (144A)	89,036
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 8.501% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	248,992
118,835(d)	Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44 (144A)	111,508
150,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992%, 2/25/46 (144A)	116,066
130,000(d)	CFMT LLC, Series 2022-HB9, Class M3, 3.25%, 9/25/37 (144A)	113,200
166,575(d)	CFMT LLC, Series 2024-HB13, Class A, 3.00%, 5/25/34 (144A)	160,546
100,000(d)	CFMT LLC, Series 2024-HB13, Class M2, 3.00%, 5/25/34 (144A)	88,489
200,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	195,408
400,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	401,165
78,737	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	74,926
171,043	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/26 (144A)	170,178
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%, 2/27/51 (144A)	92,612
350,000	DataBank Issuer, Series 2024-1A, Class A2, 5.30%, 1/26/54 (144A)	338,564
100,000	Dell Equipment Finance Trust, Series 2024-1, Class D, 6.12%, 9/23/30 (144A)	101,493
400,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.13%, 2/15/30	415,978
230,000	Exeter Automobile Receivables Trust, Series 2024-3A, Class D, 5.98%, 9/16/30	232,952
780,000	Exeter Automobile Receivables Trust, Series 2024-4A, Class D, 5.81%, 12/16/30	784,812
480,000(d)	FIGRE Trust, Series 2024-HE3, Class A, 5.937%, 7/25/54 (144A)	482,400
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/247

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
400,000(d)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	$ 390,741
30,229	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%, 5/15/41 (144A)	27,790
160,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.18%, 8/15/29 (144A)	166,655
160,000	GLS Auto Receivables Issuer Trust, Series 2024-2A, Class D, 6.19%, 2/15/30 (144A)	163,434
100,000	Hertz Vehicle Financing III LLC, Series 2024-1A, Class C, 6.70%, 1/25/29 (144A)	100,571
110,000	Hertz Vehicle Financing III LLC, Series 2024-2A, Class C, 6.70%, 1/27/31 (144A)	111,150
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 7.242% (1 Month Term SOFR + 191 bps), 9/17/36 (144A)	122,244
194,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	150,411
114,327	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	107,043
165,116	Home Partners of America Trust, Series 2019-2, Class E, 3.32%, 10/19/39 (144A)	154,477
100,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.97%, 7/21/31 (144A)	102,395
460,000	HPEFS Equipment Trust, Series 2024-1A, Class D, 5.82%, 11/20/31 (144A)	465,010
100,000	HPEFS Equipment Trust, Series 2024-2A, Class D, 5.82%, 4/20/32 (144A)	101,269
240,000	Merchants Fleet Funding LLC, Series 2024-1A, Class C, 6.18%, 4/20/37 (144A)	243,269
120,000	Merchants Fleet Funding LLC, Series 2024-1A, Class D, 6.85%, 4/20/37 (144A)	121,696
33,363	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	29,585
80,562	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.10%, 4/20/46 (144A)	70,495
150,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85%, 4/20/62 (144A)	128,419
85,378	NMEF Funding LLC, Series 2021-A, Class C, 2.58%, 12/15/27 (144A)	84,914
100,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	100,050
52,864	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	51,369
214,443(a)	ReadyCap Lending Small Business Loan Trust, Series 2023-3, Class A, 8.57% (PRIME + 7 bps), 4/25/48 (144A)	216,380
The accompanying notes are an integral part of these financial statements.
8Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
250,000	Republic Finance Issuance Trust, Series 2021-A, Class A, 2.30%, 12/22/31 (144A)	$ 242,715
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.53%, 12/22/31 (144A)	93,488
250,000	Santander Bank Auto Credit-Linked Notes Series, Series 2024-A, Class E, 7.762%, 6/15/32 (144A)	251,950
160,000	Santander Drive Auto Receivables Trust, Series 2024-2, Class D, 6.28%, 8/15/31	164,483
250,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.93%, 9/20/30 (144A)	238,543
100,000	SCF Equipment Leasing LLC, Series 2024-1A, Class D, 6.58%, 6/21/33 (144A)	102,401
55,138	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	50,908
325,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 7.287% (SOFR30A + 195 bps), 11/15/38 (144A)	314,512
200,000	Switch ABS Issuer LLC, Series 2024-1A, Class A2, 6.28%, 3/25/54 (144A)	203,238
100,000	Tricolor Auto Securitization Trust, Series 2024-2A, Class C, 6.93%, 4/17/28 (144A)	101,299
120,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	108,568
105,000	VFI ABS LLC, Series 2023-1A, Class C, 9.26%, 12/24/29 (144A)	107,073
372,318(e)	Vista Point Securitization Trust, Series 2024-CES1, Class A1, 6.676%, 5/25/54 (144A)	376,507
88,607	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%, 6/15/38 (144A)	84,556
146,173	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	140,747
280,000	Westlake Automobile Receivables Trust, Series 2024-2A, Class D, 5.91%, 4/15/30 (144A)	282,481
	Total Asset Backed Securities (Cost $12,919,439)	$12,770,204

	Collateralized Mortgage Obligations—2.5% of Net Assets
425,000(d)	BINOM Securitization Trust, Series 2022-RPL1, Class M2, 3.00%, 2/25/61 (144A)	$ 326,415
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	90,514
100,000(d)	CFMT LLC, Series 2024-HB14, Class M1, 3.00%, 6/25/34 (144A)	92,016
100,000(d)	CFMT LLC, Series 2024-HB14, Class M2, 3.00%, 6/25/34 (144A)	89,456
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/249

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
500,000(d)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M3, 3.25%, 3/25/61 (144A)	$ 426,449
649,820(d)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.987%, 5/25/51 (144A)	532,152
150,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, 8.347% (SOFR30A + 300 bps), 1/25/42 (144A)	154,401
100,000(a)	Connecticut Avenue Securities Trust, Series 2024-R03, Class 2M2, 7.298% (SOFR30A + 195 bps), 3/25/44 (144A)	100,802
100,000(a)	Connecticut Avenue Securities Trust, Series 2024-R05, Class 2M2, 7.036% (SOFR30A + 170 bps), 7/25/44 (144A)	100,125
210,000(a)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.297% (SOFR30A + 395 bps), 9/26/33 (144A)	217,786
92,368	Federal Home Loan Mortgage Corp. REMICs, Series 3816, Class HA, 3.50%, 11/15/25	91,198
11,545(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3868, Class FA, 5.852% (SOFR30A + 51 bps), 5/15/41	11,383
95,067(a)(f)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.098% (SOFR30A + 644 bps), 8/15/42	12,782
75,969(f)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	15,402
99,668(f)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	20,771
485,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class B1, 8.697% (SOFR30A + 335 bps), 9/25/41 (144A)	499,805
400,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class M2, 7.447% (SOFR30A + 210 bps), 9/25/41 (144A)	403,440
12,476(a)	Federal National Mortgage Association REMICs, Series 2006-104, Class GF, 5.782% (SOFR30A + 43 bps), 11/25/36	12,316
17,154(a)	Federal National Mortgage Association REMICs, Series 2006-23, Class FP, 5.762% (SOFR30A + 41 bps), 4/25/36	16,887
6,507(a)	Federal National Mortgage Association REMICs, Series 2007-93, Class FD, 6.012% (SOFR30A + 66 bps), 9/25/37	6,439
41,322(a)	Federal National Mortgage Association REMICs, Series 2011-63, Class FG, 5.912% (SOFR30A + 56 bps), 7/25/41	40,808
The accompanying notes are an integral part of these financial statements.
10Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
64,125(f)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	$ 13,148
278,963(f)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	47,341
236,077(a)(f)	Government National Mortgage Association, Series 2020-9, Class SA, 0.000% (1 Month Term SOFR + 324 bps), 1/20/50	4,848
160,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	114,176
284,442(d)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class A4, 2.50%, 5/28/52 (144A)	228,843
68,968(a)	Home Re, Ltd., Series 2019-1, Class M1, 7.112% (SOFR30A + 176 bps), 5/25/29 (144A)	69,000
100,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	95,904
100,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B1, 3.295%, 9/25/56 (144A)	71,311
100,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	69,042
294,927	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	275,019
122,256(d)	JP Morgan Mortgage Trust, Series 2021-13, Class B1, 3.14%, 4/25/52 (144A)	101,136
277,377(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B2, 2.797%, 11/25/51 (144A)	219,758
119,887(d)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1, 2.978%, 10/25/51 (144A)	98,250
800,000(d)	JP Morgan Mortgage Trust, Series 2022-2, Class A5A, 2.50%, 8/25/52 (144A)	524,356
210,000(d)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	149,359
657,316(d)	JP Morgan Mortgage Trust, Series 2022-8, Class B2, 4.683%, 1/25/53 (144A)	595,802
250,000(d)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.521%, 7/25/52 (144A)	164,697
325,882(d)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A15, 2.50%, 8/25/51 (144A)	262,166
300,000(d)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A5, 2.50%, 8/25/51 (144A)	197,557
37,473(d)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49 (144A)	34,663
300,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	251,237
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2411

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
41,931(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.712% (SOFR30A + 536 bps), 10/25/30 (144A)	$ 42,474
548,983(d)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.478%, 4/25/51 (144A)	433,511
259,824(d)	Provident Funding Mortgage Trust, Series 2021-2, Class A9, 2.25%, 4/25/51 (144A)	209,517
150,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1A, 8.047% (SOFR30A + 270 bps), 7/25/33 (144A)	151,870
296,691(d)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%, 7/25/51 (144A)	239,068
270,604(d)	RCKT Mortgage Trust, Series 2021-4, Class B1A, 3.007%, 9/25/51 (144A)	222,586
385,000(d)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	272,084
33,609(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	29,771
289,079(d)	RMF Proprietary Issuance Trust, Series 2021-2, Class A, 2.125%, 9/25/61 (144A)	252,749
150,000(d)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	98,761
140,000(a)	Towd Point Mortgage Trust, Series 2019-HY1, Class B2, 7.614% (1 Month Term SOFR + 226 bps), 10/25/48 (144A)	139,965
270,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1A, 8.747% (SOFR30A + 340 bps), 11/25/33 (144A)	275,312
400,000(d)	UWM Mortgage Trust, Series 2021-INV1, Class A5, 2.50%, 8/25/51 (144A)	264,930
675,000(d)	UWM Mortgage Trust, Series 2021-INV2, Class A5, 2.50%, 9/25/51 (144A)	447,563
44,943(d)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	43,252
359,324(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2020-5, Class B2, 2.911%, 9/25/50 (144A)	302,838
100,000(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	71,184
335,000(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	219,646
	Total Collateralized Mortgage Obligations (Cost $11,875,339)	$10,566,041

	Commercial Mortgage-Backed Securities—1.5% of Net Assets
300,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	$ 288,396
The accompanying notes are an integral part of these financial statements.
12Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
200,000(d)	Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.83%, 4/15/55	$ 176,430
207,730	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A3, 3.963%, 6/10/51	200,271
350,000(a)	COMM Mortgage Trust, Series 2024-WCL1, Class A, 7.169% (1 Month Term SOFR + 184 bps), 6/15/41 (144A)	346,172
377	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.877%, 4/15/37	374
250,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class AS, 4.174%, 11/15/48	242,257
12,058(a)	Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2021-MN1, Class M1, 7.347% (SOFR30A + 200 bps), 1/25/51 (144A)	11,986
550,000(a)	Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.347% (SOFR30A + 400 bps), 11/25/51 (144A)	556,252
213,177	Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.136%, 10/25/24	211,584
100,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.074%, 7/25/27 (144A)	93,815
109,745(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 7.751% (SOFR30A + 241 bps), 6/25/26 (144A)	106,483
105,511(a)	FREMF Mortgage Trust, Series 2019-KF66, Class B, 7.851% (SOFR30A + 251 bps), 7/25/29 (144A)	98,278
250,000(d)	FREMF Trust, Series 2018-KW04, Class B, 3.925%, 9/25/28 (144A)	222,249
811,748(d)(f)	Government National Mortgage Association, Series 2017-21, Class IO, 0.632%, 10/16/58	29,364
400,000(a)	GS Mortgage Securities Corportation Trust, Series 2021-IP, Class D, 7.543% (1 Month Term SOFR + 221 bps), 10/15/36 (144A)	388,841
220,000(a)	HILT Commercial Mortgage Trust, Series 2024-ORL, Class A, 6.87% (1 Month Term SOFR + 154 bps), 5/15/37 (144A)	219,175
100,000(d)	HTL Commercial Mortgage Trust, Series 2024-T53, Class B, 6.555%, 5/10/39 (144A)	100,994
375,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	343,315
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	239,299
2,450,000(d)(f)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.119%, 6/15/51	11,360
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2413

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
250,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	$ 232,962
250,000(a)	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class D, 7.949% (1 Month Term SOFR + 261 bps), 7/15/36 (144A)	245,441
300,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276%, 7/11/40 (144A)	267,449
150,000(a)	ORL Trust, Series 2023-GLKS, Class A, 7.679% (1 Month Term SOFR + 235 bps), 10/19/36 (144A)	150,187
50,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	31,000
500,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.414% (1 Month Term SOFR + 306 bps), 11/25/36 (144A)	487,953
125,000(d)	Soho Trust, Series 2021-SOHO, Class A, 2.697%, 8/10/38 (144A)	89,357
325,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 8.261% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	326,219
210,000(d)	THPT Mortgage Trust, Series 2023-THL, Class A, 6.994%, 12/10/34 (144A)	214,339
308,631(a)	TTAN, Series 2021-MHC, Class B, 6.543% (1 Month Term SOFR + 121 bps), 3/15/38 (144A)	305,544
980,845(d)(f)	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class XA, 0.867%, 9/15/57	6,811
2,998,538(d)(f)	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class XA, 1.60%, 10/15/49	78,151
	Total Commercial Mortgage-Backed Securities (Cost $6,770,476)	$6,322,308

	Convertible Corporate Bonds — 0.7% of Net Assets
	REITs — 0.7%
3,227,000	Redwood Trust, Inc., 7.75%, 6/15/27	$ 3,170,527
	Total REITs	$3,170,527

	Total Convertible Corporate Bonds (Cost $2,999,652)	$3,170,527

	Corporate Bonds — 11.7% of Net Assets
	Advertising — 0.1%
375,000(g)	Omnicom Group, Inc., 5.30%, 11/1/34	$ 374,806
	Total Advertising	$374,806

The accompanying notes are an integral part of these financial statements.
14Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Airlines — 0.1%
110,156	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%, 1/15/30 (144A)	$ 102,090
60,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	59,399
120,000(g)	United Airlines, Inc. Pass-Through Trust, 5.45%, 2/15/37	122,308
	Total Airlines	$283,797

	Auto Manufacturers — 0.5%
345,000	American Honda Finance Corp., 5.05%, 7/10/31	$ 349,351
85,000	Cummins, Inc., 5.15%, 2/20/34	87,113
150,000	Cummins, Inc., 5.45%, 2/20/54	150,833
165,000	General Motors Financial Co., Inc., 3.10%, 1/12/32	142,074
90,000	General Motors Financial Co., Inc., 5.75%, 2/8/31	92,093
440,000	General Motors Financial Co., Inc., 6.10%, 1/7/34	453,259
285,000	Hyundai Capital America, 5.80%, 4/1/30 (144A)	295,646
125,000	Hyundai Capital America, 6.20%, 9/21/30 (144A)	132,547
325,000	Mercedes-Benz Finance North America LLC, 4.85%, 1/11/29 (144A)	328,041
	Total Auto Manufacturers	$2,030,957

	Banks — 4.4%
400,000(d)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 336,361
200,000	ABN AMRO Bank NV, 4.80%, 4/18/26 (144A)	198,087
285,000(d)	Australia & New Zealand Banking Group, Ltd., 5.731% (5 Year CMT Index + 162 bps), 9/18/34 (144A)	289,485
200,000	Banco Bilbao Vizcaya Argentaria S.A., 5.381%, 3/13/29	204,423
200,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	197,508
600,000(d)	Banco Santander S.A., 3.225% (1 Year CMT Index + 160 bps), 11/22/32	509,968
200,000(d)(g)(h)	Banco Santander S.A., 8.00% (5 Year CMT Index + 391 bps)	202,067
335,000(d)	Bank of America Corp., 2.572% (SOFR + 121 bps), 10/20/32	284,619
55,000(d)	Bank of New York Mellon Corp., 5.606% (SOFR + 177 bps), 7/21/39	55,873
565,000(d)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	521,787
445,000(d)	Barclays Plc, 5.746% (1 Year CMT Index + 300 bps), 8/9/33	455,305
225,000(d)	BNP Paribas S.A., 2.159% (SOFR + 122 bps), 9/15/29 (144A)	200,571
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2415

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
260,000(d)	BNP Paribas S.A., 5.176% (SOFR + 152 bps), 1/9/30 (144A)	$ 262,780
270,000(d)	CaixaBank S.A., 6.84% (SOFR + 277 bps), 9/13/34 (144A)	293,445
220,000(d)	Citigroup, Inc., 2.52% (SOFR + 118 bps), 11/3/32	185,359
205,000(d)	Citigroup, Inc., 4.91% (SOFR + 209 bps), 5/24/33	201,372
225,000(d)	Citizens Financial Group, Inc., 5.718% (SOFR + 191 bps), 7/23/32	227,771
135,000(d)	Citizens Financial Group, Inc., 5.841% (SOFR + 201 bps), 1/23/30	137,232
375,000(d)	Comerica Bank, 5.332% (SOFR + 261 bps), 8/25/33	343,486
275,000(d)	Danske Bank A/S, 5.427% (1 Year CMT Index + 95 bps), 3/1/28 (144A)	278,393
630,000	Federation des Caisses Desjardins du Quebec, 5.25%, 4/26/29 (144A)	639,601
210,000(d)	Goldman Sachs Group, Inc., 2.65% (SOFR + 126 bps), 10/21/32	178,836
195,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month Term SOFR + 146 bps), 9/29/25	194,219
140,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month Term SOFR + 156 bps), 5/1/29	136,768
225,000(d)	Goldman Sachs Group, Inc., 5.33% (SOFR + 155 bps), 7/23/35	226,671
305,000(d)	HSBC Holdings Plc, 2.206% (SOFR + 129 bps), 8/17/29	273,840
335,000(d)	HSBC Holdings Plc, 2.871% (SOFR + 141 bps), 11/22/32	285,386
200,000(d)	HSBC Holdings Plc, 6.161% (SOFR + 197 bps), 3/9/29	207,681
200,000(d)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	189,650
585,000(d)(h)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	463,793
250,000(d)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	268,549
380,000	Intesa Sanpaolo S.p.A., 7.80%, 11/28/53 (144A)	431,550
275,000(d)	JPMorgan Chase & Co., 2.545% (SOFR + 118 bps), 11/8/32	234,323
90,000(d)	JPMorgan Chase & Co., 4.586% (SOFR + 180 bps), 4/26/33	87,466
300,000(d)	JPMorgan Chase & Co., 5.04% (SOFR + 119 bps), 1/23/28	301,359
215,000(d)	JPMorgan Chase & Co., 5.766% (SOFR + 149 bps), 4/22/35	225,335
500,000	KeyBank N.A./Cleveland OH, 4.15%, 8/8/25	493,526
105,000(d)	KeyCorp, 6.401% (SOFR + 242 bps), 3/6/35	109,527
205,000(d)(h)	Lloyds Banking Group Plc, 8.00% (5 Year CMT Index + 391 bps)	212,856
The accompanying notes are an integral part of these financial statements.
16Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Banks — (continued)
300,000(d)	Macquarie Group, Ltd., 2.691% (SOFR + 144 bps), 6/23/32 (144A)	$ 254,523
175,000(d)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	147,951
200,000(d)	Mitsubishi UFJ Financial Group, Inc., 2.494% (1 Year CMT Index + 97 bps), 10/13/32	169,571
210,000(d)	Mitsubishi UFJ Financial Group, Inc., 5.426% (1 Year CMT Index + 100 bps), 4/17/35	214,763
175,000(d)	Morgan Stanley, 5.173% (SOFR + 145 bps), 1/16/30	177,068
290,000(d)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	284,512
150,000(d)	Morgan Stanley, 5.32% (SOFR + 156 bps), 7/19/35	151,236
70,000(d)	Morgan Stanley, 5.652% (SOFR + 101 bps), 4/13/28	71,321
180,000(d)	Morgan Stanley, 5.942% (5 Year CMT Index + 180 bps), 2/7/39	183,098
65,000(d)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	66,400
210,000(d)	NatWest Group Plc, 6.475% (5 Year CMT Index + 220 bps), 6/1/34	217,725
355,000(a)	NatWest Markets Plc, 6.505% (SOFR + 114 bps), 5/17/29 (144A)	356,324
585,000(d)(h)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	494,968
65,000(d)	PNC Financial Services Group, Inc., 5.30% (SOFR + 134 bps), 1/21/28	65,598
190,000(d)	PNC Financial Services Group, Inc., 6.875% (SOFR + 228 bps), 10/20/34	211,453
195,000(d)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	181,739
65,000(d)	Santander Holdings USA, Inc., 6.124% (SOFR + 123 bps), 5/31/27	65,855
425,000(d)	Standard Chartered Plc, 6.296% (1 Year CMT Index + 258 bps), 7/6/34 (144A)	450,615
225,000(d)	Toronto-Dominion Bank, 7.25% (5 Year CMT Index + 298 bps), 7/31/84	226,083
60,000(d)	Truist Financial Corp., 5.435% (SOFR + 162 bps), 1/24/30	60,925
200,000(d)	Truist Financial Corp., 7.161% (SOFR + 245 bps), 10/30/29	215,428
385,000(d)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	323,548
2,500,000(d)(h)	UBS Group AG, 4.875% (5 Year CMT Index + 340 bps) (144A)	2,354,439
200,000(d)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	195,252
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2417

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
350,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	$ 338,507
230,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	220,795
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD Swap Rate + 491 bps), 4/2/34 (144A)	207,676
530,000(d)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	427,310
80,000(d)	US Bancorp, 5.384% (SOFR + 156 bps), 1/23/30	81,570
	Total Banks	$18,963,081

	Beverages — 0.1%
215,000	Coca-Cola Co., 5.00%, 5/13/34	$ 221,278
	Total Beverages	$221,278

	Biotechnology — 0.1%
165,000	Amgen, Inc., 5.25%, 3/2/33	$ 167,688
115,000	Royalty Pharma Plc, 5.15%, 9/2/29	115,781
145,000	Royalty Pharma Plc, 5.40%, 9/2/34	144,883
	Total Biotechnology	$428,352

	Building Materials — 0.0%†
60,000	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32 (144A)	$ 60,876
140,000	Owens Corning, 5.70%, 6/15/34	144,761
	Total Building Materials	$205,637

	Commercial Services — 0.3%
200,000	Ashtead Capital, Inc., 5.50%, 8/11/32 (144A)	$ 199,884
200,000	Ashtead Capital, Inc., 5.95%, 10/15/33 (144A)	205,416
55,000	Element Fleet Management Corp., 5.643%, 3/13/27 (144A)	55,748
235,000	Element Fleet Management Corp., 6.319%, 12/4/28 (144A)	246,539
170,000	S&P Global, Inc., 5.25%, 9/15/33 (144A)	175,833
280,000	Verisk Analytics, Inc., 5.25%, 6/5/34	282,657
	Total Commercial Services	$1,166,077

	Distribution/Wholesale — 0.0%†
30,000	Velocity Vehicle Group LLC, 8.00%, 6/1/29 (144A)	$ 30,900
	Total Distribution/Wholesale	$30,900

	Diversified Financial Services — 1.0%
850,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 748,257
120,000(d)	Ally Financial, Inc., 6.184% (SOFR + 229 bps), 7/26/35	120,548
The accompanying notes are an integral part of these financial statements.
18Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
245,000	Ameriprise Financial, Inc., 5.15%, 5/15/33	$ 248,753
30,000	Avolon Holdings Funding, Ltd., 5.75%, 11/15/29 (144A)	30,549
570,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	589,381
100,000	BlackRock Funding, Inc., 5.35%, 1/8/55	100,243
290,000(d)	Capital One Financial Corp., 2.359% (SOFR + 134 bps), 7/29/32	230,695
40,000(d)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	39,444
165,000(d)	Capital One Financial Corp., 5.884% (SOFR + 199 bps), 7/26/35	167,390
220,000(d)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	228,198
185,000	Freedom Mortgage Holdings LLC, 9.125%, 5/15/31 (144A)	181,994
185,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	186,325
120,000	LPL Holdings, Inc., 5.70%, 5/20/27	121,271
140,000(g)	Nationstar Mortgage Holdings, Inc., 6.50%, 8/1/29 (144A)	139,793
445,000	Nomura Holdings, Inc., 2.999%, 1/22/32	381,122
225,000	Nomura Holdings, Inc., 5.605%, 7/6/29	230,261
305,000	OneMain Finance Corp., 4.00%, 9/15/30	266,983
110,000(d)(g)	Synchrony Financial, 5.935% (SOFR + 213 bps), 8/2/30	110,678
163,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	157,159
	Total Diversified Financial Services	$4,279,044

	Electric — 0.5%
115,000	AEP Texas, Inc., 5.45%, 5/15/29	$ 117,480
195,000(d)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	178,258
50,000(e)	Algonquin Power & Utilities Corp., 5.365%, 6/15/26	50,122
125,000	American Electric Power Co., Inc., 4.30%, 12/1/28	122,303
220,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54	191,573
76,000(e)	Dominion Energy, Inc., 3.071%, 8/15/24	75,919
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	198,554
350,000	Entergy Louisiana LLC, 5.35%, 3/15/34	356,734
170,000	ITC Holdings Corp., 5.65%, 5/9/34 (144A)	174,324
185,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	185,763
205,000	Puget Energy, Inc., 2.379%, 6/15/28	185,212
133,000	Puget Energy, Inc., 4.10%, 6/15/30	125,614
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2419

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Electric — (continued)
120,000	Puget Energy, Inc., 4.224%, 3/15/32	$ 110,088
85,000	Southern California Edison Co., 5.45%, 6/1/31	87,763
200,000	Virginia Electric and Power Co., 4.45%, 2/15/44	174,334
	Total Electric	$2,334,041

	Energy-Alternate Sources — 0.0%†
34,987	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 35,054
	Total Energy-Alternate Sources	$35,054

	Food — 0.1%
215,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	$ 175,688
155,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	134,757
4,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	3,954
	Total Food	$314,399

	Gas — 0.3%
515,000	Atmos Energy Corp., 5.90%, 11/15/33	$ 549,502
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	307,645
60,000	CenterPoint Energy Resources Corp., 5.40%, 7/1/34	60,645
375,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	385,475
	Total Gas	$1,303,267

	Hand & Machine Tools — 0.0%†
125,000	Regal Rexnord Corp., 6.30%, 2/15/30	$ 130,372
	Total Hand & Machine Tools	$130,372

	Healthcare-Products — 0.1%
48,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 47,033
244,000	Smith & Nephew Plc, 2.032%, 10/14/30	207,068
95,000	Smith & Nephew Plc, 5.40%, 3/20/34	96,097
120,000	Sotera Health Holdings LLC, 7.375%, 6/1/31 (144A)	122,406
	Total Healthcare-Products	$472,604

	Healthcare-Services — 0.2%
100,000	Elevance Health, Inc., 5.15%, 6/15/29	$ 102,014
70,000	Elevance Health, Inc., 5.375%, 6/15/34	71,815
80,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.20%, 6/15/29 (144A)	81,108
135,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.45%, 6/15/34 (144A)	136,453
75,000	Humana, Inc., 5.375%, 4/15/31	76,165
125,000	UnitedHealth Group, Inc., 5.625%, 7/15/54	128,165
100,000	UnitedHealth Group, Inc., 5.75%, 7/15/64	102,705
	Total Healthcare-Services	$698,425

The accompanying notes are an integral part of these financial statements.
20Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Insurance — 0.7%
185,000	Brown & Brown, Inc., 4.20%, 3/17/32	$ 172,131
290,000	Brown & Brown, Inc., 5.65%, 6/11/34	293,600
75,000	CNO Financial Group, Inc., 6.45%, 6/15/34	76,781
435,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	389,094
250,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	210,399
385,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	290,109
508,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	586,526
160,000	Metropolitan Life Global Funding I, 5.15%, 3/28/33 (144A)	161,811
270,000(d)	Nippon Life Insurance Co., 2.75% (5 Year CMT Index + 265 bps), 1/21/51 (144A)	227,759
200,000(d)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index + 260 bps), 9/16/51 (144A)	168,495
79,000	Primerica, Inc., 2.80%, 11/19/31	67,701
305,000	Prudential Financial, Inc., 3.00%, 3/10/40	232,475
163,000	Prudential Financial, Inc., 3.878%, 3/27/28	158,772
20,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	22,951
40,000	Willis North America, Inc., 2.95%, 9/15/29	36,453
	Total Insurance	$3,095,057

	Iron & Steel — 0.0%†
165,000	Steel Dynamics, Inc., 5.375%, 8/15/34	$ 167,256
	Total Iron & Steel	$167,256

	Leisure Time — 0.0%†
160,000(g)	Royal Caribbean Cruises, Ltd., 6.00%, 2/1/33 (144A)	$ 161,049
	Total Leisure Time	$161,049

	Lodging — 0.2%
55,000	Choice Hotels International, Inc., 5.85%, 8/1/34	$ 55,268
150,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	151,470
405,000	Marriott International, Inc., 4.90%, 4/15/29	407,514
120,000	Marriott International, Inc., 5.30%, 5/15/34	120,954
	Total Lodging	$735,206

	Machinery-Diversified — 0.3%
500,000	CNH Industrial Capital LLC, 1.875%, 1/15/26	$ 478,226
280,000	John Deere Capital Corp., 5.05%, 6/12/34	284,668
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2421

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Machinery-Diversified — (continued)
297,000	John Deere Capital Corp., 5.10%, 4/11/34	$ 303,452
105,000	Nordson Corp., 5.80%, 9/15/33	110,620
	Total Machinery-Diversified	$1,176,966

	Mining — 0.2%
200,000	Anglo American Capital Plc, 5.75%, 4/5/34 (144A)	$ 203,923
290,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	258,963
250,000	Corp. Nacional del Cobre de Chile, 5.625%, 10/18/43 (144A)	235,288
270,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	268,647
	Total Mining	$966,821

	Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	$ 325,681
	Total Multi-National	$325,681

	Oil & Gas — 0.3%
600,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 520,896
215,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	213,893
400,000	Phillips 66 Co., 3.75%, 3/1/28	387,168
162,000	Valero Energy Corp., 6.625%, 6/15/37	177,431
	Total Oil & Gas	$1,299,388

	Pharmaceuticals — 0.2%
117,000	AbbVie, Inc., 4.05%, 11/21/39	$ 104,514
335,000	Cencora, Inc., 5.125%, 2/15/34	337,714
40,000	CVS Health Corp., 5.25%, 1/30/31	40,421
250,000	CVS Health Corp., 5.25%, 2/21/33	249,452
	Total Pharmaceuticals	$732,101

	Pipelines — 0.4%
150,000	Enbridge, Inc., 5.625%, 4/5/34	$ 153,562
120,000(d)	Enbridge, Inc., 7.20% (5 Year CMT Index + 297 bps), 6/27/54	122,123
120,000(d)	Enbridge, Inc., 7.375% (5 Year CMT Index + 312 bps), 3/15/55	121,596
165,000(d)	Enbridge, Inc., 8.50% (5 Year CMT Index + 443 bps), 1/15/84	180,455
245,000	MPLX LP, 5.50%, 6/1/34	246,790
180,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	157,257
20,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	20,829
120,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	126,104
45,000	Venture Global LNG, Inc., 9.50%, 2/1/29 (144A)	50,062
The accompanying notes are an integral part of these financial statements.
22Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Pipelines — (continued)
45,000	Williams Cos., Inc., 5.15%, 3/15/34	$ 44,878
205,000	Williams Cos., Inc., 5.75%, 6/24/44	204,445
242,000	Williams Cos., Inc., 7.75%, 6/15/31	271,532
	Total Pipelines	$1,699,633

	REITs — 0.3%
19,000	Highwoods Realty LP, 2.60%, 2/1/31	$ 15,608
18,000	Highwoods Realty LP, 3.05%, 2/15/30	15,672
394,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	258,872
490,000	Simon Property Group LP , 5.50%, 3/8/33	505,195
205,000	UDR, Inc., 1.90%, 3/15/33	159,362
140,000	UDR, Inc., 4.40%, 1/26/29	137,341
	Total REITs	$1,092,050

	Retail — 0.4%
50,000	AutoNation, Inc., 1.95%, 8/1/28	$ 44,283
50,000	AutoNation, Inc., 2.40%, 8/1/31	41,294
140,000	AutoNation, Inc., 3.85%, 3/1/32	127,013
250,000	AutoNation, Inc., 4.75%, 6/1/30	244,457
565,000	Best Buy Co., Inc., 1.95%, 10/1/30	481,587
330,000	Darden Restaurants, Inc., 6.30%, 10/10/33	348,739
335,000	Dollar Tree, Inc., 2.65%, 12/1/31	284,609
280,000	Lowe's Cos., Inc., 3.75%, 4/1/32	259,661
	Total Retail	$1,831,643

	Savings & Loans — 0.1%
355,000	Nationwide Building Society, 5.127%, 7/29/29 (144A)	$ 358,995
	Total Savings & Loans	$358,995

	Semiconductors — 0.3%
391,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	$ 318,909
125,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	117,932
60,000	Broadcom, Inc., 4.30%, 11/15/32	57,259
210,000	Broadcom, Inc., 5.05%, 7/12/29	212,586
200,000	Foundry JV Holdco LLC, 5.875%, 1/25/34 (144A)	204,126
292,000	SK Hynix, Inc., 5.50%, 1/16/29 (144A)	296,487
269,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	235,075
	Total Semiconductors	$1,442,374

	Software — 0.1%
379,000	Autodesk, Inc., 2.40%, 12/15/31	$ 322,149
175,000	Infor, Inc., 1.75%, 7/15/25 (144A)	168,526
	Total Software	$490,675

The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2423

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Telecommunications — 0.2%
174,000	Motorola Solutions, Inc., 5.60%, 6/1/32	$ 179,228
350,000	T-Mobile USA, Inc., 2.55%, 2/15/31	304,106
170,000	T-Mobile USA, Inc., 5.05%, 7/15/33	170,255
120,000	T-Mobile USA, Inc., 5.75%, 1/15/34	126,157
	Total Telecommunications	$779,746

	Trucking & Leasing — 0.1%
98,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 7/1/27 (144A)	$ 96,581
255,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.55%, 5/1/28 (144A)	260,523
35,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 8/1/28 (144A)	36,425
	Total Trucking & Leasing	$393,529

	Total Corporate Bonds (Cost $51,210,070)	$50,020,261

	Municipal Bonds — 0.1% of Net Assets(i)
	Massachusetts — 0.0%†
100,000	Massachusetts Development Finance Agency, Phillips Academy, Series B, 4.844%, 9/1/43	$ 94,614
	Total Massachusetts	$94,614

	Missouri — 0.0%†
100,000	Health & Educational Facilities Authority of the State of Missouri, Washington University, Series A, 3.685%, 2/15/47	$ 81,748
	Total Missouri	$81,748

	Texas — 0.1%
100,000(j)	Central Texas Regional Mobility Authority, 1/1/25	$ 98,439
	Total Texas	$98,439

	Total Municipal Bonds (Cost $297,755)	$274,801

Shares
	Preferred Stock — 0.4% of Net Assets
	Automobiles — 0.4%
22,881(k)	Porsche AG (144A)	$ 1,727,464
	Total Automobiles	$1,727,464

	Total Preferred Stock (Cost $1,938,538)	$1,727,464

The accompanying notes are an integral part of these financial statements.
24Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 0.5% of Net Assets#
	Event Linked Bonds — 0.5%
	Multiperil – U.S. — 0.3%
250,000(a)	Four Lakes Re, 11.03%, (3 Month U.S. Treasury Bill + 575 bps), 1/7/27 (144A)	$ 247,950
250,000(a)	High Point Re, 11.032%, (3 Month U.S. Treasury Bill + 575 bps), 1/6/27 (144A)	250,550
250,000(a)	Mystic Re, 17.284%, (3 Month U.S. Treasury Bill + 1,200 bps), 1/8/27 (144A)	250,600
250,000(a)	Residential Re, 11.202%, (3 Month U.S. Treasury Bill + 592 bps), 12/6/27 (144A)	250,575
250,000(a)	Sanders Re, 11.03%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/28 (144A)	254,500
		$1,254,175

	Multiperil – U.S. & Canada — 0.1%
250,000(a)	Galileo Re, 12.282%, (3 Month U.S. Treasury Bill + 700 bps), 1/7/28 (144A)	$ 252,075
	Windstorm – North Carolina — 0.1%
250,000(a)	Blue Ridge Re, 10.53%, (3 Month U.S. Treasury Bill + 525 bps), 1/8/27 (144A)	$ 247,500
	Windstorm – U.S. — 0.0%†
250,000(a)	Bonanza Re, 10.21%, (3 Month U.S. Treasury Bill + 493 bps), 12/23/24 (144A)	$ 243,113
	Total Event Linked Bonds	$1,996,863

	Total Insurance-Linked Securities (Cost $2,000,000)	$1,996,863

	Foreign Government Bonds — 0.2% of Net Assets
	Philippines — 0.1%
200,000	Philippine Government International Bond, 5.000%, 1/13/37	$ 199,000
	Total Philippines	$199,000

	United Arab Emirates — 0.1%
575,000	UAE International Government Bond, 4.857%, 7/2/34 (144A)	$ 580,644
	Total United Arab Emirates	$580,644

	Total Foreign Government Bonds (Cost $835,250)	$779,644

	U.S. Government and Agency Obligations — 17.3% of Net Assets
1,352,231	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	$ 1,116,726
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2425

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
87,984	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	$ 70,905
676,606	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	575,614
174,088	Federal Home Loan Mortgage Corp., 2.500%, 4/1/52	147,165
87,175	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	78,175
7,473	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	6,720
44,778	Federal Home Loan Mortgage Corp., 3.000%, 8/1/50	40,005
246,607	Federal Home Loan Mortgage Corp., 3.000%, 9/1/51	215,239
91,854	Federal Home Loan Mortgage Corp., 3.000%, 11/1/51	81,592
488,108	Federal Home Loan Mortgage Corp., 3.000%, 6/1/52	425,946
346,410	Federal Home Loan Mortgage Corp., 3.000%, 6/1/52	302,293
54,485	Federal Home Loan Mortgage Corp., 3.000%, 8/1/52	48,454
99,557	Federal Home Loan Mortgage Corp., 3.000%, 9/1/52	88,278
78,477	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	72,840
81,031	Federal Home Loan Mortgage Corp., 3.500%, 3/1/48	75,043
76,057	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	69,532
226,845	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	208,190
200,596	Federal Home Loan Mortgage Corp., 3.500%, 7/1/52	182,264
409,338	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	395,252
11,521	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	10,992
12,996	Federal Home Loan Mortgage Corp., 4.500%, 3/1/47	12,843
8,261	Federal Home Loan Mortgage Corp., 5.000%, 5/1/40	8,368
18,528	Federal Home Loan Mortgage Corp., 5.000%, 3/1/44	18,768
6,383	Federal Home Loan Mortgage Corp., 5.500%, 1/1/39	6,501
165,311	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	168,083
89,091	Federal Home Loan Mortgage Corp., 5.500%, 7/1/53	89,888
3,284	Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	3,398
6,798	Federal Home Loan Mortgage Corp., 6.000%, 10/1/38	7,034
98,512	Federal Home Loan Mortgage Corp., 6.000%, 4/1/53	100,594
213,583	Federal Home Loan Mortgage Corp., 6.000%, 2/1/54	216,572
99,319	Federal Home Loan Mortgage Corp., 6.000%, 2/1/54	102,832
3,202	Federal Home Loan Mortgage Corp., 6.500%, 10/1/33	3,346
24,199	Federal Home Loan Mortgage Corp., 6.500%, 1/1/53	25,050
162,403	Federal Home Loan Mortgage Corp., 6.500%, 2/1/53	170,789
90,421	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	93,684
291,978	Federal Home Loan Mortgage Corp., 6.500%, 8/1/53	305,011
2,933,779	Federal Home Loan Mortgage Corp., 6.500%, 5/1/54	3,007,986
105,000	Federal Home Loan Mortgage Corp., 6.500%, 7/1/54	108,122
100,000	Federal Home Loan Mortgage Corp., 6.500%, 7/1/54	103,042
159,000	Federal Home Loan Mortgage Corp., 6.500%, 7/1/54	163,497
135,000	Federal Home Loan Mortgage Corp., 6.500%, 7/1/54	138,905
100,000	Federal Home Loan Mortgage Corp., 6.500%, 7/1/54	103,353
70,000	Federal Home Loan Mortgage Corp., 6.500%, 8/1/54	72,453
The accompanying notes are an integral part of these financial statements.
26Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
100,000(g)	Federal Home Loan Mortgage Corp., 6.500%, 8/1/54	$ 102,787
30,000	Federal Home Loan Mortgage Corp., 7.000%, 8/1/54	31,131
1,608,967	Federal National Mortgage Association, 1.500%, 3/1/42	1,329,296
100,000	Federal National Mortgage Association, 2.000%, 9/1/39 (TBA)	89,809
173,203	Federal National Mortgage Association, 2.000%, 3/1/52	139,605
4,100,000	Federal National Mortgage Association, 2.000%, 8/1/54 (TBA)	3,297,776
100,000	Federal National Mortgage Association, 2.500%, 8/1/39 (TBA)	91,924
15,857	Federal National Mortgage Association, 2.500%, 3/1/43	13,776
11,801	Federal National Mortgage Association, 2.500%, 4/1/43	10,252
5,042	Federal National Mortgage Association, 2.500%, 8/1/43	4,380
11,907	Federal National Mortgage Association, 2.500%, 4/1/45	10,314
18,448	Federal National Mortgage Association, 2.500%, 4/1/45	15,979
9,460	Federal National Mortgage Association, 2.500%, 8/1/45	8,194
374,549	Federal National Mortgage Association, 2.500%, 8/1/50	322,292
748,403	Federal National Mortgage Association, 2.500%, 5/1/51	641,166
251,335	Federal National Mortgage Association, 2.500%, 5/1/51	215,446
504,404	Federal National Mortgage Association, 2.500%, 11/1/51	432,889
100,268	Federal National Mortgage Association, 2.500%, 12/1/51	85,443
837,703	Federal National Mortgage Association, 2.500%, 1/1/52	712,735
80,752	Federal National Mortgage Association, 2.500%, 2/1/52	68,989
751,630	Federal National Mortgage Association, 2.500%, 4/1/52	635,062
247,174	Federal National Mortgage Association, 2.500%, 4/1/52	211,452
1,270,881	Federal National Mortgage Association, 2.500%, 4/1/52	1,073,784
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2427

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,800,000	Federal National Mortgage Association, 2.500%, 8/1/54 (TBA)	$ 1,509,211
24,493	Federal National Mortgage Association, 3.000%, 10/1/30	23,566
2,530	Federal National Mortgage Association, 3.000%, 5/1/46	2,271
3,947	Federal National Mortgage Association, 3.000%, 10/1/46	3,543
2,177	Federal National Mortgage Association, 3.000%, 1/1/47	1,954
9,316	Federal National Mortgage Association, 3.000%, 2/1/47	8,454
73,881	Federal National Mortgage Association, 3.000%, 3/1/47	66,349
37,771	Federal National Mortgage Association, 3.000%, 4/1/47	33,917
181,813	Federal National Mortgage Association, 3.000%, 8/1/50	161,758
289,861	Federal National Mortgage Association, 3.000%, 2/1/51	257,623
52,477	Federal National Mortgage Association, 3.000%, 8/1/51	45,883
269,835	Federal National Mortgage Association, 3.000%, 11/1/51	238,809
259,323	Federal National Mortgage Association, 3.000%, 11/1/51	226,326
393,134	Federal National Mortgage Association, 3.000%, 1/1/52	348,350
174,782	Federal National Mortgage Association, 3.000%, 2/1/52	155,097
530,940	Federal National Mortgage Association, 3.000%, 3/1/52	471,643
157,553	Federal National Mortgage Association, 3.000%, 4/1/52	137,515
90,104	Federal National Mortgage Association, 3.000%, 5/1/52	79,846
383,523	Federal National Mortgage Association, 3.000%, 6/1/52	335,163
216,962	Federal National Mortgage Association, 3.000%, 6/1/52	189,370
100,000	Federal National Mortgage Association, 3.000%, 8/1/54 (TBA)	87,254
83,303	Federal National Mortgage Association, 3.000%, 2/1/57	72,349
The accompanying notes are an integral part of these financial statements.
28Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
5,476	Federal National Mortgage Association, 3.500%, 2/1/49	$ 5,061
198,873	Federal National Mortgage Association, 3.500%, 5/1/49	185,961
134,648	Federal National Mortgage Association, 3.500%, 5/1/49	125,703
18,064	Federal National Mortgage Association, 3.500%, 4/1/52	16,470
73,344	Federal National Mortgage Association, 3.500%, 4/1/52	66,979
152,046	Federal National Mortgage Association, 3.500%, 4/1/52	139,541
156,045	Federal National Mortgage Association, 3.500%, 5/1/52	142,661
2,200,000	Federal National Mortgage Association, 3.500%, 8/1/54 (TBA)	1,995,932
65,332	Federal National Mortgage Association, 4.000%, 10/1/40	63,083
286,191	Federal National Mortgage Association, 4.000%, 4/1/44	276,344
139,547	Federal National Mortgage Association, 4.000%, 7/1/51	131,599
31,472	Federal National Mortgage Association, 4.000%, 9/1/51	29,831
200,001	Federal National Mortgage Association, 4.000%, 10/1/52	187,484
500,000	Federal National Mortgage Association, 4.000%, 8/1/54 (TBA)	468,543
89,602	Federal National Mortgage Association, 4.500%, 9/1/43	88,849
162,688	Federal National Mortgage Association, 4.500%, 12/1/43	159,751
57,259	Federal National Mortgage Association, 4.500%, 1/1/44	56,778
600,000	Federal National Mortgage Association, 4.500%, 8/1/54 (TBA)	577,932
37,294	Federal National Mortgage Association, 5.000%, 5/1/31	37,587
266,241	Federal National Mortgage Association, 5.000%, 8/1/52	262,456
93,878	Federal National Mortgage Association, 5.000%, 4/1/53	92,529
300,000	Federal National Mortgage Association, 5.000%, 8/1/54 (TBA)	295,414
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2429

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,891	Federal National Mortgage Association, 5.500%, 3/1/34	$ 1,913
3,812	Federal National Mortgage Association, 5.500%, 12/1/34	3,876
20,953	Federal National Mortgage Association, 5.500%, 10/1/35	21,240
7,914	Federal National Mortgage Association, 5.500%, 12/1/35	8,060
9,409	Federal National Mortgage Association, 5.500%, 12/1/35	9,583
5,279	Federal National Mortgage Association, 5.500%, 5/1/37	5,377
61,131	Federal National Mortgage Association, 5.500%, 5/1/38	62,266
300,000	Federal National Mortgage Association, 5.500%, 8/15/39 (TBA)	303,093
90,287	Federal National Mortgage Association, 5.500%, 4/1/50	91,765
171,342	Federal National Mortgage Association, 5.500%, 4/1/50	174,216
86,238	Federal National Mortgage Association, 5.500%, 4/1/53	86,552
91,663	Federal National Mortgage Association, 5.500%, 4/1/53	91,997
91,591	Federal National Mortgage Association, 5.500%, 7/1/53	92,635
165	Federal National Mortgage Association, 6.000%, 9/1/29	169
597	Federal National Mortgage Association, 6.000%, 8/1/32	616
4,841	Federal National Mortgage Association, 6.000%, 12/1/33	4,937
4,404	Federal National Mortgage Association, 6.000%, 10/1/37	4,552
3,102	Federal National Mortgage Association, 6.000%, 12/1/37	3,206
46,429	Federal National Mortgage Association, 6.000%, 1/1/53	47,851
18,595	Federal National Mortgage Association, 6.000%, 1/1/53	19,038
92,276	Federal National Mortgage Association, 6.000%, 4/1/53	93,835
94,209	Federal National Mortgage Association, 6.000%, 5/1/53	97,099
The accompanying notes are an integral part of these financial statements.
30Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
84,842	Federal National Mortgage Association, 6.000%, 5/1/53	$ 86,813
83,742	Federal National Mortgage Association, 6.000%, 6/1/53	85,707
91,725	Federal National Mortgage Association, 6.000%, 7/1/53	93,848
86,662	Federal National Mortgage Association, 6.000%, 7/1/53	89,913
92,916	Federal National Mortgage Association, 6.000%, 7/1/53	96,725
191,884	Federal National Mortgage Association, 6.000%, 8/1/53	196,131
368,552	Federal National Mortgage Association, 6.000%, 9/1/53	373,999
75,855	Federal National Mortgage Association, 6.000%, 2/1/54	76,916
700,000	Federal National Mortgage Association, 6.000%, 8/1/54 (TBA)	709,926
3,362	Federal National Mortgage Association, 6.500%, 4/1/29	3,394
2,087	Federal National Mortgage Association, 6.500%, 7/1/29	2,148
5,624	Federal National Mortgage Association, 6.500%, 5/1/32	5,821
5,399	Federal National Mortgage Association, 6.500%, 9/1/32	5,535
2,712	Federal National Mortgage Association, 6.500%, 10/1/32	2,781
87,053	Federal National Mortgage Association, 6.500%, 3/1/53	90,289
92,805	Federal National Mortgage Association, 6.500%, 8/1/53	95,983
95,358	Federal National Mortgage Association, 6.500%, 8/1/53	98,798
39,780	Federal National Mortgage Association, 6.500%, 8/1/53	40,866
181,657	Federal National Mortgage Association, 6.500%, 9/1/53	188,058
88,539	Federal National Mortgage Association, 6.500%, 9/1/53	91,621
370,736	Federal National Mortgage Association, 6.500%, 5/1/54	380,114
1,183,580	Federal National Mortgage Association, 6.500%, 6/1/54	1,213,517
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2431

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
134,000	Federal National Mortgage Association, 6.500%, 7/1/54	$ 138,077
140,000	Federal National Mortgage Association, 6.500%, 7/1/54	144,162
126,000	Federal National Mortgage Association, 6.500%, 7/1/54	130,022
7,951	Federal National Mortgage Association, 7.000%, 1/1/36	8,226
200,000	Government National Mortgage Association, 2.000%, 8/20/54 (TBA)	165,742
300,000	Government National Mortgage Association, 2.500%, 8/20/54 (TBA)	258,145
200,000	Government National Mortgage Association, 3.000%, 8/20/54 (TBA)	178,476
100,000	Government National Mortgage Association, 3.500%, 8/20/54 (TBA)	91,927
100,000	Government National Mortgage Association, 5.000%, 8/20/54 (TBA)	98,882
100,000	Government National Mortgage Association, 6.000%, 8/20/54 (TBA)	101,172
100,000	Government National Mortgage Association, 6.500%, 8/20/54 (TBA)	101,867
59,289	Government National Mortgage Association I, 3.500%, 11/15/41	55,999
7,133	Government National Mortgage Association I, 3.500%, 10/15/42	6,712
102,760	Government National Mortgage Association I, 4.000%, 9/15/41	98,685
17,136	Government National Mortgage Association I, 4.000%, 4/15/45	16,445
30,012	Government National Mortgage Association I, 4.000%, 6/15/45	28,925
17,194	Government National Mortgage Association I, 4.500%, 5/15/39	17,054
3,643	Government National Mortgage Association I, 5.500%, 8/15/33	3,715
7,103	Government National Mortgage Association I, 5.500%, 9/15/33	7,304
4,447	Government National Mortgage Association I, 6.000%, 10/15/33	4,619
7,743	Government National Mortgage Association I, 6.000%, 9/15/34	7,965
20,400	Government National Mortgage Association I, 6.000%, 9/15/38	21,191
The accompanying notes are an integral part of these financial statements.
32Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
918	Government National Mortgage Association I, 6.500%, 10/15/28	$ 930
3,514	Government National Mortgage Association I, 6.500%, 5/15/31	3,561
4,761	Government National Mortgage Association I, 6.500%, 6/15/32	4,889
6,514	Government National Mortgage Association I, 6.500%, 12/15/32	6,717
10,136	Government National Mortgage Association I, 6.500%, 5/15/33	10,248
83	Government National Mortgage Association I, 7.000%, 8/15/28	84
1,751	Government National Mortgage Association I, 8.000%, 2/15/30	1,744
24,260	Government National Mortgage Association II, 4.500%, 9/20/44	24,002
11,610	Government National Mortgage Association II, 4.500%, 10/20/44	11,475
22,744	Government National Mortgage Association II, 4.500%, 11/20/44	22,478
105,120	Government National Mortgage Association II, 4.500%, 9/20/52	101,964
8,227	Government National Mortgage Association II, 5.500%, 2/20/34	8,513
90,209	Government National Mortgage Association II, 5.500%, 9/20/52	90,800
9,808	Government National Mortgage Association II, 6.500%, 11/20/28	9,996
630	Government National Mortgage Association II, 7.500%, 9/20/29	645
3,000,000(j)	U.S. Treasury Bills, 8/27/24	2,988,554
1,982,900	U.S. Treasury Bonds, 3.000%, 2/15/48	1,557,506
7,578,200	U.S. Treasury Bonds, 3.125%, 5/15/48	6,082,394
2,720,400	U.S. Treasury Bonds, 4.375%, 8/15/43	2,707,117
5,039,000	U.S. Treasury Notes, 1.125%, 2/15/31	4,230,201
2,500,000	U.S. Treasury Notes, 1.500%, 2/15/30	2,196,680
2,090,000	U.S. Treasury Notes, 2.875%, 5/15/32	1,932,923
353,000	U.S. Treasury Notes, 3.375%, 5/15/33	335,764
1,530,000	U.S. Treasury Notes, 3.500%, 2/15/33	1,471,071
1,800,000	U.S. Treasury Notes, 3.875%, 8/15/33	1,776,375
1,130,000	U.S. Treasury Notes, 4.250%, 2/28/29	1,144,787
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2433

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
3,000,000	U.S. Treasury Notes, 4.625%, 9/30/28	$ 3,074,297
8,034,600	U.S. Treasury Notes, 4.625%, 9/30/30	8,321,460
	Total U.S. Government and Agency Obligations (Cost $75,722,695)	$73,703,830

Shares
	SHORT TERM INVESTMENTS — 0.4% of Net Assets
	Open-End Fund — 0.4%
1,741,118(l)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 1,741,118
		$1,741,118

	TOTAL SHORT TERM INVESTMENTS (Cost $1,741,118)	$1,741,118

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 102.0% (Cost $331,099,808)	$435,268,584
		Net Realized Gain (Loss) for the year ended 7/31/24	Change in Unrealized Appreciation (Depreciation) for the year ended 7/31/24	Capital Gain Distributions for the year ended 7/31/24	Dividend Income for the year ended 7/31/24	Value
	Affiliated Issuer — 0.3%
	Closed-End Fund — 0.3% of Net Assets
130,805(m)	Pioneer ILS Interval Fund	$—	$63,964	$—	$126,210	$ 1,213,872
	Total Investments in Affiliated Issuer — 0.3% (Cost $1,292,999)					$1,213,872

The accompanying notes are an integral part of these financial statements.
34Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	TBA Sales Commitments — (0.8)% of Net Assets
	U.S. Government and Agency Obligations — (0.8)%
(3,100,000)	Federal National Mortgage Association, 6.500%, 8/1/54 (TBA)	$ (3,178,991)
(100,000)	Government National Mortgage Association, 4.500%, 8/20/54 (TBA)	(96,880)
	TOTAL TBA SALES COMMITMENTS (Proceeds $3,258,737)	$(3,275,871)

	OTHER ASSETS AND LIABILITIES — (1.5)%	$(6,496,629)
	net assets — 100.0%	$426,709,956

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At July 31, 2024, the value of these securities amounted to $53,946,343, or 12.6% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2024.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2024.
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at July 31, 2024.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2435

Schedule of Investments  |  7/31/24 (continued)
(g)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Consists of Revenue Bonds unless otherwise indicated.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Issued as preference shares.
(l)	Rate periodically changes. Rate disclosed is the 7-day yield at July 31, 2024.
(m)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by the Adviser.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2024.
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Blue Ridge Re	11/14/2023	$250,000	$247,500
Bonanza Re	12/15/2020	250,000	243,113
Four Lakes Re	12/8/2023	250,000	247,950
Galileo Re	12/4/2023	250,000	252,075
High Point Re	12/1/2023	250,000	250,550
Mystic Re	12/12/2023	250,000	250,600
Residential Re	11/7/2023	250,000	250,575
Sanders Re	1/16/2024	250,000	254,500
Total Restricted Securities			$1,996,863
% of Net assets			0.5%
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
46	U.S. 2 Year Note (CBT)	9/30/24	$9,373,455	$9,446,891	$73,436
272	U.S. 5 Year Note (CBT)	9/30/24	28,822,667	29,346,251	523,584
The accompanying notes are an integral part of these financial statements.
36Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
56	U.S. 10 Year Note (CBT)	9/19/24	$6,093,441	$6,261,500	$168,059
5	U.S. Ultra Bond (CBT)	9/19/24	634,795	639,844	5,049
			$44,924,358	$45,694,486	$770,128
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
24	U.S. 10 Year Ultra Bond (CBT)	9/19/24	$(2,741,138)	$(2,773,875)	$(32,737)
4	U.S. Long Bond (CBT)	9/19/24	(467,782)	(483,125)	(15,343)
			$(3,208,920)	$(3,257,000)	$(48,080)
TOTAL FUTURES CONTRACTS			$41,715,438	$42,437,486	$722,048
CBT	Chicago Board of Trade.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments, TBA sale commitments and all derivative contracts except for options purchased) for the year ended July 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$18,980,628	$10,123,609
Other Long-Term Securities	$111,531,511	$129,650,494
At July 31, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $332,833,936 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$117,532,398
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,901,961)
Net unrealized appreciation	$103,630,437
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2437

Schedule of Investments  |  7/31/24 (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of July 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$560,064	$—	$560,064
Common Stocks	271,635,459	—	—	271,635,459
Asset Backed Securities	—	12,770,204	—	12,770,204
Collateralized Mortgage Obligations	—	10,566,041	—	10,566,041
Commercial Mortgage-Backed Securities	—	6,322,308	—	6,322,308
Convertible Corporate Bonds	—	3,170,527	—	3,170,527
Corporate Bonds	—	50,020,261	—	50,020,261
Municipal Bonds	—	274,801	—	274,801
Preferred Stock	1,727,464	—	—	1,727,464
Insurance-Linked Securities
Event Linked Bonds	—	1,996,863	—	1,996,863
Foreign Government Bonds	—	779,644	—	779,644
U.S. Government and Agency Obligations	—	73,703,830	—	73,703,830
Open-End Fund	1,741,118	—	—	1,741,118
Affiliated Closed-End Fund	1,213,872	—	—	1,213,872
Total Investments in Securities	$276,317,913	$160,164,543	$—	$436,482,456
Liabilities
TBA Sales Commitments	$—	$(3,275,871)	$—	$(3,275,871)
Total Liabilities	$—	$(3,275,871)	$—	$(3,275,871)
Other Financial Instruments
Net unrealized appreciation on futures contracts	$722,048	$—	$—	$722,048
Total Other Financial Instruments	$722,048	$—	$—	$722,048
During the year ended July 31, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
38Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Statement of Assets and Liabilities  |  7/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $331,099,808)	$435,268,584
Investments in affiliated issuers, at value (cost $1,292,999)	1,213,872
Cash	970
Futures collateral	1,928,239
Variation margin for futures contracts	48,611
Receivables —
Investment securities sold	3,708,409
Fund shares sold	160,145
Dividends	267,990
Interest	1,280,714
Due from the Adviser	295
Other assets	19,244
Total assets	$443,897,073
LIABILITIES:
Overdraft due to custodian	$219
Due to broker for futures	48,611
Payables —
Investment securities purchased	13,423,002
Fund shares repurchased	201,396
Trustees’ fees	1,755
TBA sales commitments at value (net proceeds received $3,258,737)	3,275,871
Management fees	28,499
Administrative expenses	7,879
Distribution fees	14,441
Accrued expenses	185,444
Total liabilities	$17,187,117
NET ASSETS:
Paid-in capital	$327,985,785
Distributable earnings	98,724,171
Net assets	$426,709,956
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $281,324,539/25,559,275 shares)	$11.01
Class C (based on $33,542,774/3,084,394 shares)	$10.87
Class K (based on $40,010,021/3,645,783 shares)	$10.97
Class R (based on $5,431,709/493,385 shares)	$11.01
Class Y (based on $66,400,913/5,986,495 shares)	$11.09
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.01 net asset value per share/100%-4.50% maximum sales charge)	$11.53
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2439

Statement of Operations FOR THE YEAR ENDED 7/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $1,927)	$7,441,386
Dividends from unaffiliated issuers (net of foreign taxes withheld $75,087)	4,574,411
Dividends from affiliated issuers	126,210
Total Investment Income		$12,142,007
EXPENSES:
Management fees	$2,062,971
Administrative expenses	152,027
Transfer agent fees
Class A	124,659
Class C	16,014
Class K	270
Class R	6,819
Class Y	75,251
Distribution fees
Class A	681,686
Class C	335,389
Class R	22,860
Shareholder communications expense	50,387
Custodian fees	5,995
Registration fees	100,399
Professional fees	59,089
Printing expense	44,694
Officers’ and Trustees’ fees	20,994
Insurance expense	6,651
Miscellaneous	114,866
Total expenses		$3,881,021
Less fees waived and expenses reimbursed by the Adviser		(34,017)
Net expenses		$3,847,004
Net investment income		$8,295,003
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$824
Investments in unaffiliated issuers	4,318,938
TBA sales commitments	1,035
Futures contracts	(1,528,966)
Other assets and liabilities denominated in foreign currencies	15,400	$2,807,231
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$37,282,422
Investments in affiliated issuers	63,964
TBA sales commitments	(17,134)
Futures contracts	1,256,156
Other assets and liabilities denominated in foreign currencies	91	$38,585,499
Net realized and unrealized gain (loss) on investments		$41,392,730
Net increase in net assets resulting from operations		$49,687,733
The accompanying notes are an integral part of these financial statements.
40Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Statements of Changes in Net Assets
	Year Ended 7/31/24	Year Ended 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$8,295,003	$7,970,004
Net realized gain (loss) on investments	2,807,231	(9,048,624)
Change in net unrealized appreciation (depreciation) on investments	38,585,499	25,700,270
Net increase in net assets resulting from operations	$49,687,733	$24,621,650
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.21 and $0.31 per share, respectively)	$(5,433,199)	$(8,818,454)
Class C ($0.14 and $0.25 per share, respectively)	(450,617)	(1,055,140)
Class K ($0.24 and $0.34 per share, respectively)	(850,617)	(619,119)
Class R ($0.19 and $0.28 per share, respectively)	(82,560)	(100,787)
Class Y ($0.24 and $0.33 per share, respectively)	(1,512,672)	(2,421,250)
Total distributions to shareholders	$(8,329,665)	$(13,014,750)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$53,345,220	$79,317,089
Reinvestment of distributions	8,204,257	12,781,779
Cost of shares repurchased	(91,765,773)	(96,329,928)
Net decrease in net assets resulting from Fund share transactions	$(30,216,296)	$(4,231,060)
Net increase in net assets	$11,141,772	$7,375,840
NET ASSETS:
Beginning of year	$415,568,184	$408,192,344
End of year	$426,709,956	$415,568,184
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2441

Statements of Changes in Net Assets
(continued)
	Year Ended 7/31/24 Shares	Year Ended 7/31/24 Amount	Year Ended 7/31/23 Shares	Year Ended 7/31/23 Amount
Class A
Shares sold	1,792,550	$18,486,137	2,865,557	$26,869,048
Reinvestment of distributions	509,442	5,323,776	934,805	8,615,109
Less shares repurchased	(3,964,687)	(40,939,136)	(5,555,638)	(51,920,689)
Net decrease	(1,662,695)	$(17,129,223)	(1,755,276)	$(16,436,532)
Class C
Shares sold	329,756	$3,408,134	302,886	$2,798,958
Reinvestment of distributions	43,859	450,617	115,665	1,054,662
Less shares repurchased	(941,006)	(9,474,429)	(1,339,715)	(12,410,536)
Net decrease	(567,391)	$(5,615,678)	(921,164)	$(8,556,916)
Class K
Shares sold	890,679	$9,324,166	3,547,274	$33,238,329
Reinvestment of distributions	81,711	850,617	66,599	619,119
Less shares repurchased	(1,191,760)	(12,093,143)	(550,872)	(5,126,715)
Net increase (decrease)	(219,370)	$(1,918,360)	3,063,001	$28,730,733
Class R
Shares sold	168,724	$1,763,693	136,795	$1,266,678
Reinvestment of distributions	7,866	82,560	10,923	100,787
Less shares repurchased	(79,282)	(820,605)	(49,484)	(463,625)
Net increase	97,308	$1,025,648	98,234	$903,840
Class Y
Shares sold	1,937,045	$20,363,090	1,603,646	$15,144,076
Reinvestment of distributions	142,100	1,496,687	257,110	2,392,102
Less shares repurchased	(2,720,557)	(28,438,460)	(2,809,314)	(26,408,363)
Net decrease	(641,412)	$(6,578,683)	(948,558)	$(8,872,185)
The accompanying notes are an integral part of these financial statements.
42Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Financial Highlights
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class A
Net asset value, beginning of period	$9.95	$9.66	$11.31	$9.72	$9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21	$0.19	$0.11	$0.12	$0.15
Net realized and unrealized gain (loss) on investments	1.06	0.41	(0.85)	1.84	0.54
Net increase (decrease) from investment operations	$1.27	$0.60	$(0.74)	$1.96	$0.69
Distributions to shareholders:
Net investment income	$(0.21)	$(0.18)	$(0.13)	$(0.11)	$(0.15)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)
Total distributions	$(0.21)	$(0.31)	$(0.91)	$(0.37)	$(0.54)
Net increase (decrease) in net asset value	$1.06	$0.29	$(1.65)	$1.59	$0.15
Net asset value, end of period	$11.01	$9.95	$9.66	$11.31	$9.72
Total return (b)	12.85%(c)	6.51%	(7.23)%	20.60%	7.55%
Ratio of net expenses to average net assets	0.93%	0.94%	0.95%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	2.01%	2.02%	1.07%	1.12%	1.65%
Portfolio turnover rate	33%	44%	40%	54%	65%
Net assets, end of period (in thousands)	$281,325	$270,804	$279,982	$301,068	$233,421
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.93%	0.96%	0.95%	1.00%	1.04%
Net investment income (loss) to average net assets	2.01%	2.00%	1.07%	1.11%	1.60%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended July 31, 2024, the Fund’s total return includes a voluntary reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class A’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2443

Financial Highlights  (continued)
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class C
Net asset value, beginning of period	$9.84	$9.57	$11.21	$9.65	$9.50
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.13	$0.12	$0.03	$0.04	$0.09
Net realized and unrealized gain (loss) on investments	1.04	0.40	(0.84)	1.82	0.54
Net increase (decrease) from investment operations	$1.17	$0.52	$(0.81)	$1.86	$0.63
Distributions to shareholders:
Net investment income	$(0.14)	$(0.12)	$(0.05)	$(0.04)	$(0.09)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)
Total distributions	$(0.14)	$(0.25)	$(0.83)	$(0.30)	$(0.48)
Net increase (decrease) in net asset value	$1.03	$0.27	$(1.64)	$1.56	$0.15
Net asset value, end of period	$10.87	$9.84	$9.57	$11.21	$9.65
Total return (b)	11.95%(c)	5.69%	(7.92)%	19.63%	6.82%
Ratio of net expenses to average net assets	1.68%	1.69%	1.68%	1.72%	1.72%
Ratio of net investment income (loss) to average net assets	1.27%	1.28%	0.33%	0.41%	0.92%
Portfolio turnover rate	33%	44%	40%	54%	65%
Net assets, end of period (in thousands)	$33,543	$35,936	$43,776	$55,342	$56,387
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.68%	1.70%	1.69%	1.73%	1.76%
Net investment income (loss) to average net assets	1.27%	1.27%	0.32%	0.40%	0.88%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended July 31, 2024, the Fund’s total return includes a voluntary reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class C’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
44Pioneer Balanced ESG Fund | Annual Report | 7/31/24

	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class K
Net asset value, beginning of period	$9.92	$9.64	$11.29	$9.71	$9.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24	$0.22	$0.15	$0.15	$0.18
Net realized and unrealized gain (loss) on investments	1.05	0.40	(0.85)	1.84	0.54
Net increase (decrease) from investment operations	$1.29	$0.62	$(0.70)	$1.99	$0.72
Distributions to shareholders:
Net investment income	$(0.24)	$(0.21)	$(0.17)	$(0.15)	$(0.18)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)
Total distributions	$(0.24)	$(0.34)	$(0.95)	$(0.41)	$(0.57)
Net increase (decrease) in net asset value	$1.05	$0.28	$(1.65)	$1.58	$0.15
Net asset value, end of period	$10.97	$9.92	$9.64	$11.29	$9.71
Total return (b)	13.19%(c)	6.72%	(6.90)%	20.96%	7.93%
Ratio of net expenses to average net assets	0.62%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	2.32%	2.35%	1.44%	1.43%	1.95%
Portfolio turnover rate	33%	44%	40%	54%	65%
Net assets, end of period (in thousands)	$40,010	$38,360	$7,732	$2,575	$606
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.63%	0.66%	0.65%	0.70%	0.71%
Net investment income (loss) to average net assets	2.31%	2.34%	1.44%	1.38%	1.89%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended July 31, 2024, the Fund’s total return includes a voluntary reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class K’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2445

Financial Highlights  (continued)
	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class R
Net asset value, beginning of period	$9.97	$9.68	$11.33	$9.75	$9.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.17	$0.16	$0.09	$0.09	$0.12
Net realized and unrealized gain (loss) on investments	1.06	0.41	(0.86)	1.83	0.56
Net increase (decrease) from investment operations	$1.23	$0.57	$(0.77)	$1.92	$0.68
Distributions to shareholders:
Net investment income	$(0.19)	$(0.15)	$(0.10)	$(0.08)	$(0.13)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)
Total distributions	$(0.19)	$(0.28)	$(0.88)	$(0.34)	$(0.52)
Net increase (decrease) in net asset value	$1.04	$0.29	$(1.65)	$1.58	$0.16
Net asset value, end of period	$11.01	$9.97	$9.68	$11.33	$9.75
Total return (b)	12.43%(c)	6.19%	(7.45)%	20.12%	7.32%
Ratio of net expenses to average net assets	1.28%	1.25%	1.20%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.65%	1.73%	0.84%	0.81%	1.32%
Portfolio turnover rate	33%	44%	40%	54%	65%
Net assets, end of period (in thousands)	$5,432	$3,948	$2,884	$2,383	$2,047
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.29%	1.26%	1.20%	1.45%	1.59%
Net investment income (loss) to average net assets	1.64%	1.72%	0.84%	0.66%	1.03%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended July 31, 2024, the Fund's total return includes a voluntary reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class R's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
46Pioneer Balanced ESG Fund | Annual Report | 7/31/24

	Year Ended 7/31/24	Year Ended 7/31/23	Year Ended 7/31/22	Year Ended 7/31/21	Year Ended 7/31/20
Class Y
Net asset value, beginning of period	$10.04	$9.74	$11.39	$9.79	$9.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23	$0.22	$0.14	$0.15	$0.19
Net realized and unrealized gain (loss) on investments	1.06	0.41	(0.85)	1.86	0.54
Net increase (decrease) from investment operations	$1.29	$0.63	$(0.71)	$2.01	$0.73
Distributions to shareholders:
Net investment income	$(0.24)	$(0.20)	$(0.16)	$(0.15)	$(0.19)
Net realized gain	—	(0.13)	(0.78)	(0.26)	(0.39)
Total distributions	$(0.24)	$(0.33)	$(0.94)	$(0.41)	$(0.58)
Net increase (decrease) in net asset value	$1.05	$0.30	$(1.65)	$1.60	$0.15
Net asset value, end of period	$11.09	$10.04	$9.74	$11.39	$9.79
Total return (b)	13.03%(c)	6.85%	(6.95)%	20.99%	7.95%
Ratio of net expenses to average net assets	0.72%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	2.23%	2.32%	1.37%	1.46%	1.99%
Portfolio turnover rate	33%	44%	40%	54%	65%
Net assets, end of period (in thousands)	$66,401	$66,521	$73,819	$71,290	$53,142
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.74%	0.75%	0.75%	0.77%	0.82%
Net investment income (loss) to average net assets	2.21%	2.22%	1.27%	1.34%	1.82%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended July 31, 2024, the Fund’s total return includes a voluntary reimbursement by the Adviser (see Notes to the Financial Statements — Note 1B). The impact on Class Y’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2447

Notes to Financial Statements  |  7/31/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer Balanced ESG Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the fund has established and maintains a comprehensive derivatives risk management program, has
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appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or
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other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The
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Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
During the year ended July 31, 2024, the Fund realized a loss of $824 due to an operational error. The Adviser voluntarily reimbursed the Fund for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
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C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of July 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities
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held and those determined to be capital gain are reflected as such on the Statement of Operations.
At July 31, 2024, the Fund reclassified $25,424 to increase distributable earnings and $25,424 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At July 31, 2024, the Fund was permitted to carry forward indefinitely $5,186,923 of short-term losses and $107,640 of long-term losses.
The tax character of distributions paid during the years ended July 31, 2024 and July 31, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$8,329,665	$7,519,615
Long-term capital gains	—	5,495,135
Total	$8,329,665	$13,014,750
The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$388,297
Capital loss carryforward	(5,294,563)
Net unrealized appreciation	103,630,437
Total	$98,724,171
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, the mark to market of futures contracts, adjustments related to insurance-linked securities and adjustments related to perpetual bonds.
During the year ended July 31, 2024, the Fund utilized $4,503,502 of its capital loss carryover from the prior year.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $18,267 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2024.
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F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may
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continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Adviser allocates the Fund’s assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the Fund’s net assets. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations
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or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
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The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which
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neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	TBA Purchases and Sales Commitments
The Fund may enter into to-be-announced (TBA) purchases or sales commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a
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particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of July 31, 2024, no collateral was pledged by the Fund. Collateral received from counterparties totaled $0 for TBAs.
I.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at July 31, 2024 are listed in the Schedule of Investments.
J.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized
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instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at July 31, 2024 is listed in the Schedule of Investments.
K.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
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As of and for the year ended July 31, 2024, the Fund had no open repurchase agreements.
L.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2024 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of long position and short position futures contracts during the year ended July 31, 2024 were $44,532,387 and $1,354,263, respectively. Open futures contracts outstanding at July 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the
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Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended July 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended July 31, 2024, the Adviser waived $19,668 in management fees with respect to the Fund, which is reflected on the Statement of Operations as a fee waiver.
Effective December 1, 2023, the Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.75%, 1.30% and 0.75% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Prior to December 1, 2023, the Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended July 31, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $28,499 in management fees payable to the Adviser at July 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended July 31, 2024, the Fund paid $20,994 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At July 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’
62Pioneer Balanced ESG Fund | Annual Report | 7/31/24

fees of $1,755 and a payable for administrative expenses of $7,879, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$40,372
Class C	4,038
Class K	1,268
Class R	817
Class Y	3,892
Total	$50,387
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $14,441 in distribution fees payable to the Distributor at July 31, 2024.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding
Pioneer Balanced ESG Fund | Annual Report | 7/31/2463

shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2024, CDSCs in the amount of $3,799 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate (“SOFR”) plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the year ended July 31, 2024, the Fund had no borrowings under the credit facility.
64Pioneer Balanced ESG Fund | Annual Report | 7/31/24

7. Transactions in Underlying Funds
An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At July 31, 2024, the value of the Fund’s investments in affiliated issuers was $1,213,872, which represents 0.3% of the Fund’s net assets.
Transactions in affiliated issuers by the Fund for the year ended July 31, 2024 were as follows:
Name of the Affiliated Issuer	Value at July 31, 2023	Purchases Costs	Change in Net Unrealized Appreciation/ (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at July 31, 2024	Value at July 31, 2024
Pioneer ILS Interval Fund	$1,023,698	$—	$63,964	$—	$126,210	$—	130,805	$1,213,872
Total	$1,023,698	$—	$63,964	$—	$126,210	$—	130,805	$1,213,872
Annual and semi-annual reports for the Pioneer ILS Interval Fund are available on the funds’ web page(s) at www.amundi.com/us.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2465

8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$722,048	$—	$—	$—	$—
Total Value	$722,048	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
66Pioneer Balanced ESG Fund | Annual Report | 7/31/24

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$(1,528,966)	$—	$—	$—	$—
Total Value	$(1,528,966)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$1,256,156	$—	$—	$—	$—
Total Value	$1,256,156	$—	$—	$—	$—
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of July 31, 2024, the Fund had no unfunded loan commitments outstanding.
10. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of
Pioneer Balanced ESG Fund | Annual Report | 7/31/2467

the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
68Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Balanced ESG Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Balanced ESG Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV), including the schedule of investments, as of July 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statements of changes in net assets for the year ended July 31, 2023 and the financial highlights for the years ended July 31, 2023, 2022, 2021, and 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 29, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2469

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 27, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
70Pioneer Balanced ESG Fund | Annual Report | 7/31/24

Additional Information (unaudited)
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years, the years ended July 31, 2023 and July 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund,  as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
For the year ended July 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with our 2024 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 35.44%.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 95.31%.
Pioneer Balanced ESG Fund | Annual Report | 7/31/2471

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 19418-18-0924

Amundi Climate Transition Core Bond Fund
Annual Report  |  July 31, 2024

A: CTBAX	C: ACTCX	K: ACTKX	Y: CTCYX

visit us: www.amundi.com/us

Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/241

Schedule of Investments  |  7/31/24
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 99.1%
	Senior Secured Floating Rate Loan Interests — 0.1% of Net Assets(a)*
	Building & Construction Products — 0.0%†
5,000	MI Windows and Doors LLC, 2024 Incremental Term Loan, 8.844% ( Term SOFR + 350 bps ), 3/28/31	$ 5,022
	Total Building & Construction Products	$5,022

	Computer Services — 0.1%
15,000(b)	Amazon Holdco, Inc., Seven-Year Term Loan, 7/30/31	$ 15,056
	Total Computer Services	$15,056

	Cruise Lines — 0.0%†
5,000	LC Ahab US Bidco LLC, Initial Term Loan, 8.844% ( Term SOFR + 350 bps ), 5/1/31	$ 5,025
	Total Cruise Lines	$5,025

	Total Senior Secured Floating Rate Loan Interests (Cost $24,914)	$25,103

	Asset Backed Securities — 6.5% of Net Assets
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class C, 6.36%, 12/20/29 (144A)	$ 102,721
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class C, 6.24%, 4/20/27 (144A)	100,061
100,000(c)	B2R Mortgage Trust, Series 2015-2, Class E, 5.779%, 11/15/48 (144A)	98,663
62,083	BOF VII AL Funding Trust I, Series 2023-CAR3, Class A2, 6.291%, 7/26/32 (144A)	62,692
100,000	Dell Equipment Finance Trust, Series 2024-1, Class D, 6.12%, 9/23/30 (144A)	101,493
100,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.13%, 2/15/30	103,994
30,000	Exeter Automobile Receivables Trust, Series 2024-3A, Class D, 5.98%, 9/16/30	30,385
110,000	Exeter Automobile Receivables Trust, Series 2024-4A, Class D, 5.81%, 12/16/30	110,679
21,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.18%, 8/15/29 (144A)	21,873
100,000	HPEFS Equipment Trust, Series 2024-1A, Class D, 5.82%, 11/20/31 (144A)	101,089
99,629	Progress Residential Trust, Series 2021-SFR7, Class A, 1.692%, 8/17/40 (144A)	88,711
85,777(a)	ReadyCap Lending Small Business Loan Trust, Series 2023-3, Class A, 8.57% (PRIME + 7 bps), 4/25/48 (144A)	86,552
The accompanying notes are an integral part of these financial statements.
2Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
145,492(a)	STAR Trust, Series 2021-SFR1, Class A, 6.043% (1 Month Term SOFR + 71 bps), 4/17/38 (144A)	$ 144,234
100,000	Switch ABS Issuer LLC, Series 2024-1A, Class A2, 6.28%, 3/25/54 (144A)	101,619
95,466(d)	Vista Point Securitization Trust, Series 2024-CES1, Class A1, 6.676%, 5/25/54 (144A)	96,540
	Total Asset Backed Securities (Cost $1,323,707)	$1,351,306

	Collateralized Mortgage Obligations—2.1% of Net Assets
25,768(a)	Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M1, 6.197% (SOFR30A + 85 bps), 12/25/41 (144A)	$ 25,736
50,000(a)	Connecticut Avenue Securities Trust, Series 2024-R03, Class 2M2, 7.298% (SOFR30A + 195 bps), 3/25/44 (144A)	50,401
65,979(c)	Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Series 2016-1, Class M2, 3.75%, 9/25/55 (144A)	60,689
97,821(c)	Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.75%, 10/25/58	94,089
100,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA7, Class M2, 7.147% (SOFR30A + 180 bps), 11/25/41 (144A)	100,932
44,165(c)	JP Morgan Mortgage Trust, Series 2016-3, Class 2AM, 2.968%, 10/25/46 (144A)	41,037
87,214(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	72,736
	Total Collateralized Mortgage Obligations (Cost $429,730)	$445,620

	Commercial Mortgage-Backed Securities—6.3% of Net Assets
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 7.293% (1 Month Term SOFR + 196 bps), 8/15/34 (144A)	$ 99,009
100,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	90,707
476,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KG04, Class A2, 1.487%, 11/25/30	402,515
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KG06, Class A2, 1.777%, 10/25/31	422,438
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/243

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
100,000(a)	HILT Commercial Mortgage Trust, Series 2024-ORL, Class A, 6.87% (1 Month Term SOFR + 154 bps), 5/15/37 (144A)	$ 99,625
250,000	SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41 (144A)	208,983
	Total Commercial Mortgage-Backed Securities (Cost $1,354,940)	$1,323,277

	Corporate Bonds — 45.0% of Net Assets
	Advertising — 0.3%
55,000(e)	Omnicom Group, Inc., 5.30%, 11/1/34	$ 54,972
	Total Advertising	$54,972

	Aerospace & Defense — 0.6%
100,000	Boeing Co., 5.805%, 5/1/50	$ 93,186
20,000	Boeing Co., 6.858%, 5/1/54 (144A)	21,173
15,000	Boeing Co., 7.008%, 5/1/64 (144A)	15,899
	Total Aerospace & Defense	$130,258

	Airlines — 0.1%
20,000(e)	United Airlines, Inc. Pass-Through Trust, 5.45%, 2/15/37	$ 20,385
	Total Airlines	$20,385

	Auto Manufacturers — 5.0%
15,000	American Honda Finance Corp., 5.05%, 7/10/31	$ 15,189
50,000	American Honda Finance Corp., 5.65%, 11/15/28	52,023
20,000	Cummins, Inc., 5.15%, 2/20/34	20,497
30,000	Cummins, Inc., 5.45%, 2/20/54	30,167
150,000	Daimler Truck Finance North America LLC, 5.125%, 1/19/28 (144A)	151,517
105,000	Ford Motor Co., 6.10%, 8/19/32	106,261
105,000	General Motors Co., 5.60%, 10/15/32	107,101
45,000	General Motors Financial Co., Inc., 6.10%, 1/7/34	46,356
40,000	Hyundai Capital America, 5.80%, 6/26/25 (144A)	40,177
120,000	Hyundai Capital America, 6.375%, 4/8/30 (144A)	127,654
150,000	Mercedes-Benz Finance North America LLC, 4.85%, 1/11/29 (144A)	151,403
200,000	Volkswagen Group of America Finance LLC, 5.90%, 9/12/33 (144A)	207,954
	Total Auto Manufacturers	$1,056,299

	Banks — 18.6%
200,000	Banco Bilbao Vizcaya Argentaria S.A., 5.381%, 3/13/29	$ 204,423
300,000(c)	Bank of America Corp., 1.658% (SOFR + 91 bps), 3/11/27	284,222
120,000(c)	Bank of America Corp., 2.687% (SOFR + 132 bps), 4/22/32	103,760
The accompanying notes are an integral part of these financial statements.
4Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Banks — (continued)
300,000(c)	Bank of New York Mellon Corp., 4.543% (SOFR + 117 bps), 2/1/29	$ 298,448
150,000	Bank of Nova Scotia, 4.75%, 2/2/26	149,671
200,000(c)	Barclays Plc, 6.224% (SOFR + 298 bps), 5/9/34	210,474
200,000(c)	BNP Paribas S.A., 5.125% (1 Year CMT Index + 145 bps), 1/13/29 (144A)	201,604
100,000	Citigroup, Inc., 4.45%, 9/29/27	98,726
30,000(c)	Citizens Financial Group, Inc., 5.718% (SOFR + 191 bps), 7/23/32	30,369
26,000(c)	Citizens Financial Group, Inc., 5.841% (SOFR + 201 bps), 1/23/30	26,430
200,000	Federation des Caisses Desjardins du Quebec, 5.25%, 4/26/29 (144A)	203,048
100,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month Term SOFR + 156 bps), 5/1/29	97,691
30,000(c)	Goldman Sachs Group, Inc., 5.33% (SOFR + 155 bps), 7/23/35	30,223
200,000	Intesa Sanpaolo S.p.A., 7.80%, 11/28/53 (144A)	227,132
100,000(c)	JPMorgan Chase & Co., 5.336% (SOFR + 162 bps), 1/23/35	101,583
15,000(c)	JPMorgan Chase & Co., 5.766% (SOFR + 149 bps), 4/22/35	15,721
250,000	KeyBank N.A./Cleveland OH, 5.00%, 1/26/33	236,687
130,000(c)	Morgan Stanley, 2.484% (SOFR + 136 bps), 9/16/36	105,419
10,000(c)	Morgan Stanley, 5.652% (SOFR + 101 bps), 4/13/28	10,189
30,000(c)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	30,646
200,000(c)	NatWest Group Plc, 5.847% (1 Year CMT Index + 135 bps), 3/2/27	202,014
15,000(c)	Santander Holdings USA, Inc., 6.124% (SOFR + 123 bps), 5/31/27	15,197
200,000(c)	Standard Chartered Plc, 6.097% (1 Year CMT Index + 210 bps), 1/11/35 (144A)	208,719
200,000	Sumitomo Mitsui Financial Group, Inc., 5.52%, 1/13/28	204,704
20,000(c)	Truist Financial Corp., 5.435% (SOFR + 162 bps), 1/24/30	20,308
200,000(c)	UBS Group AG, 5.711% (1 Year CMT Index + 155 bps), 1/12/27 (144A)	201,294
300,000(c)	US Bancorp, 4.653% (SOFR + 123 bps), 2/1/29	297,669
100,000(c)	Wells Fargo & Co., 3.526% (SOFR + 151 bps), 3/24/28	96,508
	Total Banks	$3,912,879

	Beverages — 0.7%
30,000	Coca-Cola Co., 5.00%, 5/13/34	$ 30,876
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/245

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Beverages — (continued)
25,000	Coca-Cola Consolidated, Inc., 5.25%, 6/1/29	$ 25,568
80,000	PepsiCo, Inc., 4.80%, 7/17/34	80,725
	Total Beverages	$137,169

	Biotechnology — 0.3%
35,000	Amgen, Inc., 5.25%, 3/2/33	$ 35,570
15,000	Royalty Pharma Plc, 5.15%, 9/2/29	15,102
20,000	Royalty Pharma Plc, 5.40%, 9/2/34	19,984
	Total Biotechnology	$70,656

	Building Materials — 0.2%
10,000	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32 (144A)	$ 10,146
20,000	Owens Corning, 5.70%, 6/15/34	20,680
	Total Building Materials	$30,826

	Commercial Services — 1.3%
40,000	Block, Inc., 6.50%, 5/15/32 (144A)	$ 40,648
5,000	Brink's Co., 6.50%, 6/15/29 (144A)	5,095
40,000	Element Fleet Management Corp., 5.643%, 3/13/27 (144A)	40,544
130,000	S&P Global, Inc., 5.25%, 9/15/33 (144A)	134,460
40,000	Verisk Analytics, Inc., 5.25%, 6/5/34	40,380
	Total Commercial Services	$261,127

	Distribution/Wholesale — 0.0%†
5,000	Velocity Vehicle Group LLC, 8.00%, 6/1/29 (144A)	$ 5,150
	Total Distribution/Wholesale	$5,150

	Diversified Financial Services — 3.9%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	$ 141,703
155,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	136,447
20,000(c)	Ally Financial, Inc., 6.184% (SOFR + 229 bps), 7/26/35	20,091
100,000(c)	Ally Financial, Inc., 6.848% (SOFR + 282 bps), 1/3/30	104,540
50,000	Ameriprise Financial, Inc., 5.15%, 5/15/33	50,766
150,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	155,100
15,000	BlackRock Funding, Inc., 5.35%, 1/8/55	15,036
25,000(c)	Capital One Financial Corp., 5.884% (SOFR + 199 bps), 7/26/35	25,362
30,000(c)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	31,118
30,000	Freedom Mortgage Holdings LLC, 9.125%, 5/15/31 (144A)	29,513
25,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	25,179
35,000	Jefferies Financial Group, Inc., 6.20%, 4/14/34	36,323
15,000	LPL Holdings, Inc., 5.70%, 5/20/27	15,159
The accompanying notes are an integral part of these financial statements.
6Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
20,000(e)	Nationstar Mortgage Holdings, Inc., 6.50%, 8/1/29 (144A)	$ 19,971
15,000(c)(e)	Synchrony Financial, 5.935% (SOFR + 213 bps), 8/2/30	15,092
	Total Diversified Financial Services	$821,400

	Electric — 1.6%
100,000	Ameren Corp., 5.70%, 12/1/26	$ 101,717
100,000	Duke Energy Progress LLC, 5.10%, 3/15/34	101,531
100,000	Eversource Energy, 5.45%, 3/1/28	101,729
25,000	ITC Holdings Corp., 5.65%, 5/9/34 (144A)	25,636
10,000	Southern California Edison Co., 5.45%, 6/1/31	10,325
	Total Electric	$340,938

	Gas — 0.4%
75,000	Atmos Energy Corp., 5.90%, 11/15/33	$ 80,025
10,000	CenterPoint Energy Resources Corp., 5.40%, 7/1/34	10,107
	Total Gas	$90,132

	Hand & Machine Tools — 0.4%
85,000	Regal Rexnord Corp., 6.30%, 2/15/30	$ 88,653
	Total Hand & Machine Tools	$88,653

	Healthcare-Products — 0.4%
45,000	Medtronic Global Holdings SCA, 4.50%, 3/30/33	$ 44,250
20,000	Smith & Nephew Plc, 5.40%, 3/20/34	20,231
15,000	Sotera Health Holdings LLC, 7.375%, 6/1/31 (144A)	15,301
	Total Healthcare-Products	$79,782

	Healthcare-Services — 0.5%
15,000	Elevance Health, Inc., 5.15%, 6/15/29	$ 15,302
10,000	Elevance Health, Inc., 5.375%, 6/15/34	10,259
10,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.20%, 6/15/29 (144A)	10,139
20,000	Health Care Service Corp. A Mutual Legal Reserve Co., 5.45%, 6/15/34 (144A)	20,215
10,000	Humana, Inc., 5.375%, 4/15/31	10,155
20,000	UnitedHealth Group, Inc., 5.625%, 7/15/54	20,506
15,000	UnitedHealth Group, Inc., 5.75%, 7/15/64	15,406
	Total Healthcare-Services	$101,982

	Insurance — 1.5%
60,000	Brown & Brown, Inc., 5.65%, 6/11/34	$ 60,745
45,000	CNO Financial Group, Inc., 6.45%, 6/15/34	46,069
40,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	33,664
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/247

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Insurance — (continued)
80,000	New York Life Global Funding, 4.55%, 1/28/33 (144A)	$ 78,248
100,000	New York Life Global Funding, 4.85%, 1/9/28 (144A)	100,547
	Total Insurance	$319,273

	Leisure Time — 0.1%
25,000(e)	Royal Caribbean Cruises, Ltd., 6.00%, 2/1/33 (144A)	$ 25,164
	Total Leisure Time	$25,164

	Lodging — 0.2%
10,000	Choice Hotels International, Inc., 5.85%, 8/1/34	$ 10,049
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 6.625%, 1/15/32 (144A)	30,294
5,000	Las Vegas Sands Corp., 6.00%, 8/15/29	5,093
	Total Lodging	$45,436

	Machinery-Diversified — 0.8%
40,000	CNH Industrial Capital LLC, 4.55%, 4/10/28	$ 39,635
45,000	CNH Industrial Capital LLC, 5.50%, 1/12/29	46,185
40,000	John Deere Capital Corp., 5.05%, 6/12/34	40,667
43,000	John Deere Capital Corp., 5.10%, 4/11/34	43,934
	Total Machinery-Diversified	$170,421

	Oil & Gas — 1.0%
175,000	Aker BP ASA, 6.00%, 6/13/33 (144A)	$ 180,722
30,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	29,846
	Total Oil & Gas	$210,568

	Packaging & Containers — 0.1%
15,000	Sealed Air Corp., 6.50%, 7/15/32 (144A)	$ 15,204
	Total Packaging & Containers	$15,204

	Pharmaceuticals — 2.2%
100,000	Cencora, Inc., 5.125%, 2/15/34	$ 100,810
300,000	Cigna Group, 4.375%, 10/15/28	295,836
5,000	CVS Health Corp., 5.25%, 1/30/31	5,053
55,000	CVS Health Corp., 5.25%, 2/21/33	54,879
	Total Pharmaceuticals	$456,578

	Pipelines — 1.1%
25,000(c)	Enbridge, Inc., 7.20% (5 Year CMT Index + 297 bps), 6/27/54	$ 25,442
25,000(c)	Enbridge, Inc., 7.375% (5 Year CMT Index + 312 bps), 3/15/55	25,332
The accompanying notes are an integral part of these financial statements.
8Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Principal Amount USD ($)		Value
	Pipelines — (continued)
70,000	Energy Transfer LP, 5.60%, 9/1/34	$ 71,026
100,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	104,207
	Total Pipelines	$226,007

	REITs — 2.1%
10,000	Essex Portfolio LP, 5.50%, 4/1/34	$ 10,170
41,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	26,938
100,000	Simon Property Group LP , 5.50%, 3/8/33	103,101
170,000	Sun Communities Operating LP, 5.50%, 1/15/29	172,560
35,000	Sun Communities Operating LP , 5.70%, 1/15/33	35,239
100,000	Weyerhaeuser Co., 4.75%, 5/15/26	99,783
	Total REITs	$447,791

	Retail — 0.7%
100,000	AutoZone, Inc., 4.50%, 2/1/28	$ 99,205
50,000	O'Reilly Automotive, Inc., 5.75%, 11/20/26	50,983
	Total Retail	$150,188

	Semiconductors — 0.6%
120,000	Broadcom, Inc., 3.469%, 4/15/34 (144A)	$ 104,799
15,000	Broadcom, Inc., 5.05%, 7/12/29	15,185
	Total Semiconductors	$119,984

	Telecommunications — 0.3%
60,000	Verizon Communications, Inc., 5.05%, 5/9/33	$ 60,449
	Total Telecommunications	$60,449

	Total Corporate Bonds (Cost $9,260,701)	$9,449,671

	Insurance-Linked Securities — 3.5% of Net Assets#
	Event Linked Bonds — 3.5%
	Multiperil – U.S. — 2.3%
250,000(a)	Merna Re II, 13.78%, (3 Month U.S. Treasury Bill + 850 bps), 7/7/27 (144A)	$ 248,125
250,000(a)	Sanders Re III, 8.69%, (3 Month U.S. Treasury Bill + 341 bps), 4/7/26 (144A)	241,400
		$489,525

The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/249

Schedule of Investments  |  7/31/24 (continued)
Principal Amount USD ($)		Value
	Windstorm – U.S. Multistate — 1.2%
250,000(a)	Gateway Re, 15.282%, (1 Month U.S. Treasury Bill + 1,000 bps), 7/8/26 (144A)	$ 246,225
	Total Event Linked Bonds	$735,750

	Total Insurance-Linked Securities (Cost $740,798)	$735,750

	Foreign Government Bond — 3.9% of Net Assets
	Supranational — 3.9%
850,000	European Investment Bank, 2.125%, 4/13/26	$ 818,479
	Total Supranational	$818,479

	Total Foreign Government Bond (Cost $826,394)	$818,479

	U.S. Government and Agency Obligations — 31.7% of Net Assets
739,540	Federal Home Loan Mortgage Corp., 1.500%, 3/1/37	$ 646,208
242,441	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	205,556
787,094	Federal Home Loan Mortgage Corp., 2.500%, 3/1/52	665,498
752,876	Federal Home Loan Mortgage Corp., 3.000%, 4/1/42	676,749
750,579	Federal Home Loan Mortgage Corp., 3.500%, 6/1/52	681,916
670,614	Federal Home Loan Mortgage Corp., 5.000%, 2/1/53	661,021
703,660	Federal Home Loan Mortgage Corp., 5.500%, 2/1/53	706,588
835,175	Federal National Mortgage Association, 2.000%, 2/1/52	673,260
485,937	Federal National Mortgage Association, 2.500%, 7/1/37	446,677
718,427	Federal National Mortgage Association, 2.500%, 4/1/52	607,922
250,000	Federal National Mortgage Association, 3.010%, 8/1/34	218,327
499,284	Federal National Mortgage Association, 3.190%, 6/1/29	474,610
	Total U.S. Government and Agency Obligations (Cost $6,868,243)	$6,664,332

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.1% (Cost $20,829,427)	$20,813,538
	OTHER ASSETS AND LIABILITIES — 0.9%	$191,098
	net assets — 100.0%	$21,004,636

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
The accompanying notes are an integral part of these financial statements.
10Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At July 31, 2024, the value of these securities amounted to $5,689,219, or 27.1% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at July 31, 2024.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2024.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at July 31, 2024.
(e)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2024.
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Gateway Re	7/14/2023	$250,000	$246,225
Merna Re II	5/8/2024	250,000	248,125
Sanders Re III	10/2/2023	240,798	241,400
Total Restricted Securities			$735,750
% of Net assets			3.5%
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
2	U.S. 2 Year Note (CBT)	9/30/24	$408,661	$410,734	$2,073
45	U.S. 5 Year Note (CBT)	9/30/24	4,776,577	4,855,078	78,501
11	U.S. Ultra Bond (CBT)	9/19/24	1,362,999	1,407,656	44,657
			$6,548,237	$6,673,468	$125,231
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2411

Schedule of Investments  |  7/31/24 (continued)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
1	U.S. 10 Year Ultra Bond (CBT)	9/19/24	$(114,466)	$(115,578)	$(1,112)
TOTAL FUTURES CONTRACTS			$6,433,771	$6,557,890	$124,119
CBT	Chicago Board of Trade.
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased.) for the year ended July 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$209,792	$763,945
Other Long-Term Securities	$6,832,072	$5,160,786
At July 31, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $20,830,029 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$139,544
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(156,035)
Net unrealized depreciation	$(16,491)
The accompanying notes are an integral part of these financial statements.
12Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of July 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$25,103	$—	$25,103
Asset Backed Securities	—	1,351,306	—	1,351,306
Collateralized Mortgage Obligations	—	445,620	—	445,620
Commercial Mortgage-Backed Securities	—	1,323,277	—	1,323,277
Corporate Bonds	—	9,449,671	—	9,449,671
Insurance-Linked Securities
Event Linked Bonds	—	735,750	—	735,750
Foreign Government Bond	—	818,479	—	818,479
U.S. Government and Agency Obligations	—	6,664,332	—	6,664,332
Total Investments in Securities	$—	$20,813,538	$—	$20,813,538
Other Financial Instruments
Net unrealized appreciation on futures contracts	$124,119	$—	$—	$124,119
Total Other Financial Instruments	$124,119	$—	$—	$124,119
During the year ended July 31, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2413

Statement of Assets and Liabilities  |  7/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $20,829,427)	$20,813,538
Futures collateral	252,089
Due from broker for futures	25,625
Variation margin for futures contracts	14,375
Receivables —
Interest	152,103
Due from the Adviser	2,276
Other assets	15,053
Total assets	$21,275,059
LIABILITIES:
Overdraft due to custodian	$24,499
Payables —
Investment securities purchased	149,781
Fund shares repurchased	46
Distributions	11,944
Trustees’ fees	680
Professional fees	74,513
Management fees	993
Administrative expenses	270
Distribution fees	177
Accrued expenses	7,520
Total liabilities	$270,423
NET ASSETS:
Paid-in capital	$21,323,264
Distributable earnings	(318,628)
Net assets	$21,004,636
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,089,570/110,821 shares)	$9.83
Class C (based on $1,033,878/105,196 shares)	$9.83
Class K (based on $1,048,292/106,620 shares)	$9.83
Class Y (based on $17,832,896/1,813,756 shares)	$9.83
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.83 net asset value per share/100%-4.50% maximum sales charge)	$10.29
The accompanying notes are an integral part of these financial statements.
14Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Statement of Operations FOR THE YEAR ENDED 7/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,099,150
Total Investment Income		$1,099,150
EXPENSES:
Management fees	$69,939
Administrative expenses	15,289
Transfer agent fees
Class A	19
Class C	7
Class K	6
Class Y	17
Distribution fees
Class A	2,535
Class C	9,892
Shareholder communications expense	109
Custodian fees	189
Registration fees	89,606
Professional fees	82,196
Printing expense	17,386
Officers’ and Trustees’ fees	8,215
Insurance expense	332
Miscellaneous	15,483
Total expenses		$311,220
Less fees waived and expenses reimbursed by the Adviser		(207,923)
Net expenses		$103,297
Net investment income		$995,853
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(308,991)
Futures contracts	(70,918)	$(379,909)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$395,717
Futures contracts	186,833	$582,550
Net realized and unrealized gain (loss) on investments		$202,641
Net increase in net assets resulting from operations		$1,198,494
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2415

Statements of Changes in Net Assets
	Year Ended to 7/31/24	Period From 12/15/22* to 7/31/23
FROM OPERATIONS:
Net investment income (loss)	$995,853	$565,610
Net realized gain (loss) on investments	(379,909)	(133,890)
Change in net unrealized appreciation (depreciation) on investments	582,550	(474,320)
Net increase in net assets resulting from operations	$1,198,494	$(42,600)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.47 and $0.21 per share, respectively)	$(49,869)	$(22,065)
Class C ($0.40 and $0.17 per share, respectively)	(41,254)	(17,208)
Class K ($0.50 and $0.23 per share, respectively)	(51,627)	(23,093)
Class Y ($0.50 and $0.23 per share, respectively)	(878,063)	(392,579)
Total distributions to shareholders	$(1,020,813)	$(454,945)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$54,581	$20,075,696
Reinvestment of distributions	882,321	386,710
Cost of shares repurchased	(392)	(74,416)
Net increase in net assets resulting from Fund share transactions	$936,510	$20,387,990
Net increase in net assets	$1,114,191	$19,890,445
NET ASSETS:
Beginning of period	$19,890,445	$—
End of period	$21,004,636	$19,890,445
*	The Fund commenced operations on December 15, 2022.
The accompanying notes are an integral part of these financial statements.
16Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

	Year Ended to 7/31/24 Shares	Year Ended to 7/31/24 Amount	Period From 12/15/22* to 7/31/23 Shares	Period From 12/15/22* to 7/31/23 Amount
Class A
Shares sold	4,472	$42,581	107,585	$1,075,696
Reinvestment of distributions	4,488	43,236	1,901	18,753
Less shares repurchased	—	—	(7,625)	(74,416)
Net increase	8,960	$85,817	101,861	$1,020,033
Class C
Shares sold	—	$—	100,000	$1,000,000
Reinvestment of distributions	3,713	35,781	1,483	14,627
Less shares repurchased	—	—	—	—
Net increase	3,713	$35,781	101,483	$1,014,627
Class K
Shares sold	—	$—	100,000	$1,000,000
Reinvestment of distributions	4,631	44,606	1,989	19,630
Less shares repurchased	—	—	—	—
Net increase	4,631	$44,606	101,989	$1,019,630
Class Y
Shares sold	1,211	$12,000	1,700,000	$17,000,000
Reinvestment of distributions	78,767	758,698	33,818	333,700
Less shares repurchased	(40)	(392)	—	—
Net increase	79,938	$770,306	1,733,818	$17,333,700
*	The Fund commenced operations on December 15, 2022.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2417

Financial Highlights
	Year Ended 7/31/24	12/15/22* to 7/31/23
Class A
Net asset value, beginning of period	$9.75	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.46	$0.27
Net realized and unrealized gain (loss) on investments	0.09	(0.31)
Net increase (decrease) from investment operations	$0.55	$(0.04)
Distributions to shareholders:
Net investment income	$(0.47)	$(0.21)
Total distributions	$(0.47)	$(0.21)
Net increase (decrease) in net asset value	$0.08	$(0.25)
Net asset value, end of period	$9.83	$9.75
Total return (b)	5.87%	(0.36)%(c)
Ratio of net expenses to average net assets	0.71%	0.46%(d)
Ratio of net investment income (loss) to average net assets	4.79%	4.36%(d)
Portfolio turnover rate	31%	34%(c)
Net assets, end of period (in thousands)	$1,090	$994
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.75%	2.56%(d)
Net investment income (loss) to average net assets	3.75%	2.26%(d)
*	Class A commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
18Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

	Year Ended 7/31/24	12/15/22* to 7/31/23
Class C
Net asset value, beginning of period	$9.75	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.39	$0.22
Net realized and unrealized gain (loss) on investments	0.09	(0.30)
Net increase (decrease) from investment operations	$0.48	$(0.08)
Distributions to shareholders:
Net investment income	$(0.40)	$(0.17)
Total distributions	$(0.40)	$(0.17)
Net increase (decrease) in net asset value	$0.08	$(0.25)
Net asset value, end of period	$9.83	$9.75
Total return (b)	5.09%	(0.80)%(c)
Ratio of net expenses to average net assets	1.46%	1.21%(d)
Ratio of net investment income (loss) to average net assets	4.04%	3.61%(d)
Portfolio turnover rate	31%	34%(c)
Net assets, end of period (in thousands)	$1,034	$990
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.50%	3.31%(d)
Net investment income (loss) to average net assets	3.00%	1.51%(d)
*	Class C commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2419

Financial Highlights  (continued)
	Year Ended 7/31/24	12/15/22* to 7/31/23
Class K
Net asset value, beginning of period	$9.75	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.48	$0.28
Net realized and unrealized gain (loss) on investments	0.10	(0.30)
Net increase (decrease) from investment operations	$0.58	$(0.02)
Distributions to shareholders:
Net investment income	$(0.50)	$(0.23)
Total distributions	$(0.50)	$(0.23)
Net increase (decrease) in net asset value	$0.08	$(0.25)
Net asset value, end of period	$9.83	$9.75
Total return (b)	6.14%	(0.21)%(c)
Ratio of net expenses to average net assets	0.45%	0.21%(d)
Ratio of net investment income (loss) to average net assets	5.05%	4.61%(d)
Portfolio turnover rate	31%	34%(c)
Net assets, end of period (in thousands)	$1,048	$995
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.50%	2.31%(d)
Net investment income (loss) to average net assets	4.00%	2.51%(d)
*	Class K commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
20Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

	Year Ended 7/31/24	12/15/22* to 7/31/23
Class Y
Net asset value, beginning of period	$9.75	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.48	$0.28
Net realized and unrealized gain (loss) on investments	0.10	(0.30)
Net increase (decrease) from investment operations	$0.58	$(0.02)
Distributions to shareholders:
Net investment income	$(0.50)	$(0.23)
Total distributions	$(0.50)	$(0.23)
Net increase (decrease) in net asset value	$0.08	$(0.25)
Net asset value, end of period	$9.83	$9.75
Total return (b)	6.14%	(0.21)%(c)
Ratio of net expenses to average net assets	0.45%	0.21%(d)
Ratio of net investment income (loss) to average net assets	5.05%	4.61%(d)
Portfolio turnover rate	31%	34%(c)
Net assets, end of period (in thousands)	$17,833	$16,912
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.49%	2.31%(d)
Net investment income (loss) to average net assets	4.01%	2.51%(d)
*	Class Y commenced operations on December 15, 2022.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2421

Notes to Financial Statements  |  7/31/24
1. Organization and Signiﬁcant Accounting Policies
Amundi Climate Transition Core Bond Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Fund’s investment objective is to seek a combination of income and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C, Class K and Class Y commenced operations on December 15, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage
22Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2423

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples
24Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2425

of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of July 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At July 31, 2024, the Fund was permitted to carry forward indefinitely $266,452 of short-term losses and $53,664 of long-term losses.
The tax character of distributions paid during the year ended July 31, 2024 and July 31, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$1,020,813	$454,945
Total	$1,020,813	$454,945
2024
Distributable earnings/(losses):
Undistributed ordinary income	$29,924
Capital loss carryforward	(320,116)
Other book/tax temporary differences	(11,944)
Net unrealized depreciation	(16,492)
Total	$(318,628)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the mark to market of futures contracts and adjustments related to insurance-linked securities.
26Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor did not earn underwriting commissions on the sale of Class A shares during the year ended July 31, 2024.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2427

circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
28Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2429

countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income investments that meet Amundi US's climate transition criteria (the “Climate Transition Criteria”). Amundi US’s consideration of the Climate Transition Criteria in making investment decisions will result in the exclusion of investments the issuers of which do not meet the Climate Transition Criteria. To the extent other ESG information is considered in making investment decisions, such other ESG information also may result in the exclusion of investments. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider the Climate Transition Criteria or ESG information, which may mean forgoing some investment opportunities available to funds that do not consider these criteria or information or having a portfolio with fewer holdings and/or less issuer diversification. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers the Climate Transition Criteria or ESG information. Amundi US may use third party climate information (such as pertaining to carbon-related issuer characteristics or whether an issuer has a viable sustainability plan) or ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Amundi US’s focus on the carbon and climate-related characteristics of issuers may increase the Fund’s exposure to certain investments. The Fund is more susceptible to events or factors adversely affecting such investments, such as a decrease in governmental or other support for climate-related or environmental initiatives or an increase in the cost of implementing climate-related initiatives. The Fund’s relative performance also may be affected, depending on whether such investments are in or out of favor with the market. Under certain market conditions, the Fund may underperform funds that invest in a broader array of investments.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
30Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2431

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at July 31, 2024 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but
32Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2024 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2433

futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of long position and short position futures contracts during the year ended July 31, 2024 were $6,255,007 and $418,789, respectively. Open futures contracts outstanding at July 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $5 billion of the Fund’s average daily net assets and 0.25% of the Fund’s average daily net assets over $6 billion. For the year ended July 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.73%, 1.48%, 0.45% and 0.45%, of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations will be in effect through December 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended July 31, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $993 in management fees payable to the Adviser at July 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended July 31, 2024, the Fund paid $8,215 in
34Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At July 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $680 and a payable for administrative expenses of $270, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$22
Class C	11
Class K	11
Class Y	65
Total	$109
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $177 in distribution fees payable to the Distributor at July 31, 2024.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2435

of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2024,  no CDSCs were paid to the Distributor.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on futures contracts*	$124,119	$—	$—	$—	$—
Total Value	$124,119	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
36Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$(70,918)	$—	$—	$—	$—
Total Value	$(70,918)	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$186,833	$—	$—	$—	$—
Total Value	$186,833	$—	$—	$—	$—
7. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2437

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Amundi Climate Transition Core Bond Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Amundi Climate Transition Core Bond Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust IV), including the schedule of investments, as of July 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statements of changes in net assets and financial highlights for the period from December 15, 2022 (commencement of operations) through July 31, 2023 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 29, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
38Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 27, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/2439

Additional Information (unaudited)
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the period from December 15, 2022 (commencement of operations) through July 31, 2023, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the period from December 15, 2022 (commencement of operations) through July 31, 2023 and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund,  as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 97.85%.
40Amundi Climate Transition Core Bond Fund | Annual Report | 7/31/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 33458-01-0924

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Included in Item 1

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Introduction

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case- by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Scope

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff U.S. Investments (the “Proxy Coordinator”).

Oversight and Governance

Administration

The development, implementation, and management, to this Policy is the responsibility of the Policy Contact, in conjunction with the Policy Owner and relevant stakeholders.

Policy Exceptions

Temporary deviation from the requirements of this Policy is deemed an Exception. Exceptions are expected to be infrequent but may be justified to address and/or resolve specific internal business needs. Exceptions are to be raised to the Policy Owner for approval.

Policy Requirements

Roles and Responsibility

The below table outlines the roles and responsibilities applicable to this policy:

Individual Role	Responsibility

Policy Owner and Contact	Reviews and updates of this Policy as necessary.

Pioneer Funds Board of Trustees and US Compliance Committee	Provides final approval of material updates to this Policy, as necessary.

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’ fundamental concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case- by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’ lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’ instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group. Amendments to this policy with respect to votes to be cast on behalf of any of the Pioneer Funds also shall be presented to the Board of Trustees of the Pioneer Funds for its review and advance approval.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Proxy Coordinator will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N- PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’ goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

•

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence. We also believe that a well balanced board with diverse perspectives is conducive to sound corporate governance. In our view, diversity of expertise, skill, gender, ethnicity, and race may contribute to the overall quality of decision making and risk management.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

•

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing those areas. Issues of special concern to Amundi US include corporate commitments to mitigating climate effects; achieving a diverse board of directors and employee base; And maintaining sound and safe working conditions, equitable compensation practices, and opportunities for career advancement. Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds. In each case, fundamental consideration governing votes cast on behalf of any of the Pioneer Funds in these areas is Amundi US’ assessment of the potential impact on shareholder value.

Conflicts of Interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’ interests interfere, or appear to interfere, with the interests of Amundi US’ clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

•

An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•

Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’ general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Recordkeeping

The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Copies of this policy, and copies of records related to this policy shall be kept in accordance with Amundi US’ Books and Records Policy. This policy and procedure shall be periodically reviewed and updated consistent with the requirements and standards established by Amundi US.

Escalation and Management Reporting

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Management Reporting

Reporting is done to senior leadership on an as needed basis.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Review and Approval

Review

This Policy must be reviewed and validated annually (12-months) by the Policy Contact or designee, in conjunction with the Policy Owner and relevant stakeholders.

Approval

Material Updates to this Policy must be approved by the Pioneer Funds’ Board of Trustees and/or US Compliance Committee, as necessary.

Related regulations

•	Rule 30b1-4, Rule 31a1-3, and Rule 38a-1 under the Investment Company Act of 1940

•	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940

•	Form N-1A

•	Form N-PX

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Trustees’ fees paid by the Fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

N/A

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

(4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, Principal Executive Officer

Date October 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, Principal Executive Officer

Date October 8, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Principal Financial Officer

Date October 8, 2024

*	Print the name and title of each signing officer under his or her signature.